united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of Registrant as specified in charter)

4221 North 203rd Street, Suite 100, Elkhorn, NE 68022

(Address of principal executive offices) (Zip code)

Ultimus Fund Solutions

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 402-895-1600

Date of fiscal year end: 6/30

Date of reporting period: 6/30/23

ITEM 1. REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

Catalyst Insider Income Fund
(IIXAX, IIXCX, IIXIX)
Catalyst Enhanced Income Strategy Fund
(EIXAX, EIXCX, EIXIX)
Catalyst/MAP Global Balanced Fund
(TRXAX, TRXCX, TRXIX)
Catalyst/CIFC Floating Rate Income Fund
(CFRAX, CFRCX, CFRIX)
Catalyst/SMH High Income Fund
(HIIFX, HIICX, HIIIX)
Catalyst/SMH Total Return Income Fund
(TRIFX, TRICX, TRIIX)

June 30, 2023

Mutual Fund Series Trust

CATALYST FUNDS
ANNUAL REPORT

TABLE OF CONTENTS

Investment Review	Page 1

Schedules of Investments	Page 31

Statements of Assets and Liabilities	Page 73

Statements of Operations	Page 74

Statements of Changes in Net Assets	Page 75

Financial Highlights	Page 77

Notes to Financial Statements	Page 89

Auditors Opinion	Page 102

Supplemental Information	Page 104

Trustees Table	Page 119

Expense Example	Page 121

Privacy Notice	Page 122

Catalyst Capital Advisors LLC | 646-827-2761

June 30, 2023

Catalyst Insider Income Fund (IIXAX, IIXCX, IIXIX)

Dear Shareholders,

The Catalyst Insider Income Fund (the “Fund”) holds a portfolio of short-term bonds issued by corporations whose executives are purchasing shares of the company’s common stock. Our historical research indicates that companies where insiders are buying the company’s common stock experience substantially lower default rates and bankruptcy rates. The intuition is that corporate insiders would not take an equity stake if the company were in jeopardy of bankruptcy. During times of economic uncertainty, we think it is even more important to look at the insider buying actions of corporate executives as they are the people who understand their company’s credit situation the best.

In FY23, the Catalyst Insider Income Fund (IIXIX) managed to outperform the Bloomberg U.S. Aggregate Bond Index by over 590 basis points. The continued relative outperformance has enabled the Fund to maintain its Morningstar rating of 5-stars for the period ending June 30, 2023, based on three-year risk-adjusted returns, out of 525 funds in the Short-Term Bond category. For the five-year period, IIXIX generated an annualized return of +2.26%, outpacing the Morningstar Short-Term Bond category return of +1.28%.

During the past year, the Fund held a number of positions in what we consider ideal bonds: bonds that are short duration, where the executives are purchasing the firm’s common stock, and the company has what we believe to be very high-quality credit fundamentals. By using the insider buying signal as the first step in our credit evaluation process, we have identified a number of bonds that we believe have been overlooked by the market and possess superior yields to bonds of comparable credit fundamentals. We believe that the market has a general overreliance on the credit rating agencies when it comes to evaluating the riskiness of corporate debt. Events that impact a company’s creditworthiness happen in real-time whereas credit updates from the credit ratings agencies happen sporadically at best. We believe this provides us with opportunities to identify undervalued bonds of companies with very high-quality credit fundamentals before the market does.

One company in our portfolio where we have seen considerable insider buying is SoFi Technologies, Inc. (SOFI). SOFI operates as a digital financial services company. In the last few months, we have seen significant insider buying from several executives at the firm, most notably from CEO Anthony Noto. Throughout fiscal year 2023, Noto has purchased over 2,000,000 shares of SOFI for over $9.5mm. For reference, that is more than two and a half times his 2022 base salary. We continue to believe that SoFi is a disruptive, secular growth story with near-term catalysts for improved profitability. As of June 30th, our position in SOFI was 9.7% of the portfolio and one of our highest conviction positions. The bond has an attractive yield to maturity of 7.5% as of 6/30/2023.

The Fund’s total returns for the fiscal year through 06/30/23 and since inception through 06/30/23 as compared to the Bloomberg 1-3 Year U.S. Government/Credit Index were as follows (unaudited):

	Fiscal Year	Since Inception
	(06/30/23)	(07/29/14) [1]
Class A	4.71%	1.28%
Class C	3.94%	0.57%
Class I	4.97%	1.56%
Bloomberg 1-3 Year U.S. Government/Credit Index	0.53%	0.98%
Class A with Sales Charge	-0.27%	0.73%

The Fund’s maximum sales charge for Class “A” shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-

Catalyst Capital Advisors LLC | 646-827-2761

end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Outlook and Summary

We believe active managers have an opportunity to outperform their benchmarks for the remainder of the year. We also believe the front end of the yield curve offers the best risk-reward investment profile at this time as longer-term bonds currently do not yield enough to adequately compensate investors for taking duration risk. Maintaining short duration minimizes rate uncertainty risk and corresponding interest rate risk, helping fund returns.

The Fund remains well positioned from a credit and sector specific standpoint, minimizing idiosyncratic risk and maximizing mispriced bonds to capture yield. As of 6/30/2023, the yield to maturity of the Fund was 7.22% with a duration of only 2.08. The yield that we are achieving now implies that we have more than sufficient yield coverage to help mitigate potential rate increases going forward. Yields for bonds within our target range of maturity of one to four years have risen significantly over the last few months. With the Catalyst Insider Income Fund, we seek to achieve high current income with low interest rate sensitivity by investing in short-term bonds of companies whose executives are purchasing the company’s common stock. We believe there is significant upside within the portfolio that will give the Fund an opportunity to outperform its category in the next fiscal year. We remain confident in the credit quality of all of our positions. Since inception of the Fund in 2014, we have not had a single bond in the portfolio default.

The Fund holds a relatively concentrated portfolio of short-term bonds of companies experiencing insider buying activity. We believe that this insider buying signal allows us to identify opportunities in short-term bonds that will outperform the broad market bond indexes over time with limited credit risk and interest rate risk. We are pleased with the performance of the Fund and are confident in the long-term potential of the Fund and strategy. Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted this outlook for the Catalyst Insider Income Fund, and we are pleased that you have decided to share in our vision.

Sincerely,

David Miller and Charles Ashley
Co-Portfolio Managers

Important Risk Information

Investors should carefully consider the investment objectives, risks, charges and expenses of the Catalyst Funds. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 1-866-447-4228 or at www.CatalystMF.com. The prospectus should be read carefully before investing. The Catalyst Funds are distributed by Northern Lights Distributors, LLC, member FINRA/SIPC. Catalyst Capital Advisors, LLC is not affiliated with Northern Lights Distributors, LLC.

Investing in the Fund carries certain risks. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. The Fund is non-diversified and may invest a greater percentage of its assets in a particular issue and may own fewer securities than other mutual funds. The Fund may invest in lower-quality, non-investment grade bonds. Non-investment grade corporate bonds are those rated Ba or lower by Moody’s or BB or lower by S&P (also known as “junk” bonds). Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. These factors may affect the value of your investment.

[1]	Since inception returns assume an inception date of 07/29/2014. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past

Catalyst Capital Advisors LLC | 646-827-2761

performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 4.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

5604-NLD-8/8/2023

Catalyst Insider Income Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2023

The Fund’s performance figures* for each of the periods ended June 30, 2023, compared to its benchmark:

		Annualized	Annualized
	1 Year Return	5 Year Return	Since Inception**
Class A	4.71%	1.97%	1.28%
Class A with load	(0.27)%	0.98%	0.73%
Class C	3.94%	1.26%	0.57%
Class I	4.97%	2.26%	1.56%
Bloomberg 1-3 Year U.S. Government/Credit Index(a)	0.53%	1.13%	0.98%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 4.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares may be subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. As disclosed in the Fund’s prospectus dated November 1, 2022, the Fund’s total gross annual operating expenses, are 1.34% for Class A, 2.09% for Class C and 1.09% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The Bloomberg 1-3 Year U.S. Government/Credit Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued. Investors cannot invest direct in an index.

**	Inception date is July 29, 2014.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Specialty Finance	32.8%
Asset Management	25.0%
Real Estate Investment Trusts	7.8%
Insurance	6.8%
Aerospace & Defense	4.9%
Home & Office Products	4.6%
Health Care Facilities & Services	3.3%
Chemicals	3.2%
Biotech & Pharma	3.2%
Gas & Water Utilities	2.8%
Other/Cash & Equivalents	5.6%
100.0%

Please refer to the Schedule of Investments for a more detailed listing of the Fund’s assets.

Catalyst Capital Advisors LLC | 646-827-2761

June 30, 2023

Catalyst Enhanced Income Strategy Fund (EIXAX, EIXCX, EIXIX) (unaudited)

Dear Fellow Shareholders,

The Catalyst Enhanced Income Strategy Fund seeks to generate current income via investments in structured credit, predominantly investing in seasoned non-agency residential mortgage-backed securities. The Fund’s dividend is paid monthly and is a function of the true yield of the underlying mortgage bonds and thus the mortgages backing them. The Fund also has an allocation to commercial mortgage-backed securities (CMBS). Additionally, the Fund invests a small percentage in Agency mortgage CMOs, Agency interest-only securities, and Agency Inverse Interest Only securities. These Agency interest-only securities exhibit some negative duration and have acted as a hedge to the portfolio against rising rates. The Fund also seeks growth in the NAV via opportunistic investments and active management, affording the Fund the opportunity to capture bid-to-offer spreads rather than paying them, resulting in best execution and some uncorrelated alpha, as well as enhanced liquidity. The Fund seeks to capitalize on the inefficiencies present in this over-the-counter traded market.

This past year has been challenging for most subsectors within fixed income. Inflation and rising interest rates, a general macro risk-off trade, and heightened bond market volatility have caused most fixed income assets to go lower in price through 2022. The double-whammy of higher benchmark risk-free rates and widening credit spreads caused significant pain for most bonds. Fortunately, due to the credit strength of our investments and our tactful investment thesis, we have fared considerably better than our benchmark historically. During the last quarter of 2022 and first quarter of 2023, duration rallied considerably; however, the Fund has much less exposure to interest rate duration and thus underperformed its benchmark this past twelve months (EIXIX underperformed the Barclays Agg by 368 bps 6/30/22 – 6/30/23). EIXIX outperformed the benchmark by 1,771 bps from inception through 6/30/2023.

Last year’s bond market rout has fostered an environment offering some of the best opportunities we have seen in at least a decade. Roughly 2/3 of the Fund is invested in legacy RMBS bonds, which now have underlying mortgages with LTVs in the 20s to ~35% (meaning 65+% home equity). In addition to the protection at the loan level, our bonds often have additional credit enhancement by way of subordination in the bond deal. Now that these loans are in the latter half of their lives, most of the borrower’s payment is principal and not interest. Therefore, with every month that goes by, these RMBS bonds effectively become safer.

The RMBS bonds now exhibit positive convexity, unseen in most fixed income instruments. Currently, the bonds are fully extended, meaning the market does not give much value to any prepayment or turnover into the future. If the bonds pay greater than 0% prepayment rate, the actual yield is higher than that assumed by the market. Historically, death and divorce contribute to nearly 7% annualized turnover. Any loans that prepay would shorten the bonds, increasing total return as almost every RMBS security we hold is at a discounted dollar price to par.

Due to macro uncertainty and higher rates, these assets now yield more than they have in years and are safer than they were in the past. We are anxious to put more capital to work at these relatively high all-in yields. For example, one year ago, generic RMBS senior bonds yielded 6-7% and now yield 7-12% (depending on prepayment speeds) and are safer now than they were then from amortization and continued strength in the housing market due to limited supply.

The Fund has a small positive-carry interest rate hedge (~5% of the Fund) by way of Agency Interest-Only mortgage bonds. Agency mortgages exhibit negative convexity, meaning that when interest rates come down, refinancing picks up dramatically, hence shortening the life of the mortgage, and, when rates rise, the duration or average life of a mortgage extends. We targeted interest-only bonds carved off pools of 2% and 2.5% agency mortgages, expecting those to experience little to no prepay while rates rose. The interest rate move in the past year is one of the fastest rises in history. These bonds assisted the performance of the Fund during the fast interest rate increases

Catalyst Capital Advisors LLC | 646-827-2761

last year as they went up in price. We have reduced some exposure here, but we like the remaining position of low coupon Agency IO as it offers complementary carry and yield to the portfolio.

We added a small position in Agency Inverse Interest Only securities (IIO) to around 1%. These bonds benefit from the front end of the rate curve going lower, which would drive the coupon higher, hence the term inverse. This small position serves as a bit of a macro hedge in the event of extreme market disruption or recession. If, or when, the front end of the rate curve goes down, this small 1% position can go up multiples in value. These positions benefited greatly during the banking crisis of March 2023, for example.

Over the past year, we have maintained an allocation to select commercial mortgage-backed securities. While these securities provided positive performance in the past, they came under significant pressure late in 2022 and early 2023. Even bonds that market participants consider to be ‘money-good’ in extreme scenarios were priced lower as forced sellers emerged. Some money managers did not want or could not own these bonds due to the headline risks and thus sold at any price. We did sell some bonds late in 2022 at prices higher than today’s levels, but our remaining position was marked lower, nonetheless.

We believe this type of headline noise and forced selling by others has created a generational buying opportunity. The vast majority of our holdings are senior and or de-levered seasoned CMBS with high levels of credit enhancement (subordination), where the prices do not reflect fundamental value. The disconnect has cost the Fund a little by way of performance over the past year, but we expect it to be a significant contributor to outperformance in the future. We have carefully selected many of these bonds at distressed prices, well below par. Most of our exposure is to regional or super regional mall CMBS where we are seeing a pick-up in refinancing activity, loan assumptions, and loan modifications. Each bond is idiosyncratic, short, and likely to self-liquidate. Fundamentals in this space continue to improve for those malls that will live on as malls (there are obviously malls that are ghost centers and are priced accordingly). For those better malls, we are observing foot traffic, in many cases, at or exceeding 2019 levels, increasing in-line occupancy, increasing net operating income, increasing debt-service coverage ratios, and backfilling of empty anchor box stores. These data are not currently priced into these securities, leaving a large gap between value and market pricing.

Fund Investment Strategy

The Fund invests primarily in seasoned non-agency residential mortgage-backed securities (RMBS) that were created pre-Great Financial Crisis. These loans benefit from seasoning. The loans have de-levered through natural amortization as well as housing price appreciation. We look for asymmetric positively skewed risk/reward securities, which we feel are insulated from any current or imminent credit losses. These securities that the Fund invests in are at or near the top of the capital structure, which make them relatively insulated from losses by the deal structure’s credit enhancement (i.e., preference over bonds junior to the respective tranche we are buying). The order of priority of payments in a typical deal’s capital structure pays interest and principal to the most senior bonds first. This typically results in the senior most bonds having the shortest remaining term in the capital structure. The typical weighted average life of these securities is generally in the four-to-five-year range.

We use our extensive quantitative skills as well as our network of relationships to source securities for the Fund. We favor those investments that offer better liquidity than others, while still offering relatively high yield for the respective risks. These higher-yielding securities pay interest monthly and typically pay principal monthly, which is passed along to investors via dividends. For each prospective investment, we examine deal structure, underlying loans characteristics, and historical performance of the loans in each respective issue. We then apply stress scenarios when analyzing each individual security to ensure these bonds can hold up to weaker housing prices, greater defaults, and related risks.

Catalyst Capital Advisors LLC | 646-827-2761

Our active trading approach, which seeks to take advantage of some of the opacity and inefficiencies in the structured credit market, has been beneficial to the Fund and should continue to enhance returns. Importantly, this new distressed environment has created opportunities that the Fund seeks to capitalize on.

Fund Performance

The Catalyst Enhanced Income Strategy Fund (EIXIX) returned +4.12% annualized and +19.91% total since its inception in December 31, 2018, beating its benchmark, the Bloomberg U.S. Aggregate Bond Total Return Index1, by 3.64% annualized and 17.71% in total. The Fund’s returns for the period ended June 30, 2023 were as follows:

Share Class/Benchmark	1 Year	Since Inception [2]
Class A	-4.85%	3.87%
Class C	-5.58%	3.08%
Class I	-4.61%	4.12%
Bloomberg U.S. Agg. Bond TR Index (1)	-0.94%	0.48%
Class A w/ Sales Charge	-10.32%	2.51%

*	Inception: 12/31/2018

Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call the Fund, toll free at 1-866-447-4228.

Outperformance since inception was driven by our investment selection, specific selection to Agency MBS interest-only securities, as well as our active trading approach. Despite the challenges across the board in fixed income, our outperformance versus our benchmark was significant.

In the past year, vanilla legacy non-agency RMBS senior bond spreads widened from around +150 to approximately +350. This spread widening caused prices to drop across the board. The Fund was not immune to this spread widening, but our selection of relatively short bonds with high current yield helped mitigate some of the downward pressure to returns.

The vast majority of the Fund’s portfolio consists of fixed rate, but relatively short duration bonds, which have limited mark-to-market impact when interest rates move. We feel that our mixture of these bonds, along with some floating rate securities and the sleeve of Agency Interest-Only securities, harmonizes together to mitigate our exposure to interest rates.

Overall, our portfolio is positioned to be relatively agnostic with respect to rates and credit going forward. Our allocation to CMBS should provide for some idiosyncratic upside as these bonds are trading at such distressed levels, they are not impacted much by rates or spreads on any given day. This sets us up to perform in a variety of different market scenarios in the future.

Summary

Legacy non-agency RMBS still provides some of the best opportunities in fixed income from both an income and total return perspective, and we believe this asset class is particularly compelling compared to corporate bonds. Our outperformance in the past was largely due to our limited interest rate exposure, yet this did cause some underperformance over the past twelve months.

We are confident that highly seasoned, de-levered mortgage bonds will continue to perform well despite the challenging macroeconomic backdrop. The propensity for a homeowner to default who has between 60% and 70% home equity is slim. Despite some recent headline noise surrounding housing driven by higher interest rates, we

Catalyst Capital Advisors LLC | 646-827-2761

do not expect to see credit deterioration. The seasoning of the loans and credit protection of the bonds in the bond deals make these investments unique.

We expect our active approach should continue to enhance returns as the market remains fragmented with materially wider credit spreads since last year. All-in yields are the most attractive they have been in many years across the board for structured credit. For these reasons, we are highly optimistic for the Fund’s future. Importantly, the Fund’s mandate is broad within structured credit and the team has the ability to move about between different subsectors actively seeking the most attractive risk/reward investments.

Sincerely,

Leland Abrams
Lead Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

[1]	Bloomberg Barclays US Aggregate Bond Index: A market capitalization-weighted index that is designed to measure the performance of the U.S. investment grade bond market with maturities of more than one year.

[2]	Since inception returns assume inception date of 12/31/2018. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 4.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Fund’s returns in the first quarter of 2019 may not be achievable going forward as the Fund’s AUM grow. The active trading strategy of the Fund had a significant impact on returns from launch date, especially when depicted as a percentage. The gains from individual trades had a magnified effect on NAV as a result of the small initial launch capital. As the AUM grows, the denominator becomes larger and thus, individual trades do not necessarily have as much of an impact on returns. We continue to deploy our active trading approach, which seeks to take advantage of market inefficiencies and dislocations.

6367-NLD-08032023

Catalyst Enhanced Income Strategy Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2023

The Fund’s performance figures* for each of the periods ended June 30, 2023, compared to its benchmarks:

		Annualized
	1 Year Return	Since Inception**
Class A	(4.85)%	3.87%
Class A with load	(10.32)%	2.51%
Class C	(5.58)%	3.08%
Class I	(4.61)%	4.12%
Bloomberg U.S. Aggregate Bond Index(a)	(0.94)%	0.48%
Bloomberg U.S. Mortgage Backed Securities Index(b)	(1.52)%	(0.40)%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 4.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares may be subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. As disclosed in the Fund’s prospectus dated November 1, 2022, the Fund’s total gross annual operating expenses, including the cost of underlying funds, are 2.00% for Class A, 2.75% for Class C and 1.75% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The Bloomberg U.S. Aggregate Bond Index is a broad-based index that measures the investment grade, US dollar-denominated, fix-rated taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). Investors cannot invest direct in an index.

(b)	The Bloomberg U.S. Mortgage Backed Securities (MBS) Index tracks fixed-rate agency mortgage backed passthrough securities guaranteed by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The index is constructed by grouping individual TBA-deliverable MBS pools into aggregates or generics based on program, coupon and vintage. Investors cannot invest direct in an index.

**	Inception date is December 31, 2018.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Security Type	% of Net Assets
Collateralized Mortgage Obligations	36.7%
Non Agency CMBS	25.5%
Residential Mortgage	13.5%
Home Equity	13.4%
U.S. Government & Agency Obligations	8.7%
Manufactured Housing	0.4%
Other/Cash & Equivalents	1.8%
100.0%

Please refer to the Schedule of Investments for a more detailed listing of the Fund’s assets.

Catalyst Capital Advisors LLC | 646-827-2761

June 30, 2023

Catalyst/MAP Global Balanced Fund (TRXAX, TRXCX, TRXIX) (unaudited)

Dear Fellow Shareholders:

The Catalyst/MAP Global Balanced Fund’s (the “Fund”) total returns for the fiscal year, 5-year period, as well as since inception through 06/30/23 as compared to the MSCI All Country World Stock Index 1 and the 50% MSCI AWCI Value/50% BofA ML A-AAA 1-3yr US Corp2 were as follows (unaudited):

Fund vs. Index Performance	Current YTD	1 Year	5 Years	10 Years	Since Inception[4]
Class A without sales charge	3.18	3.40	3.17	4.38	4.74
Class A with sales charge	-2.76	-2.55	1.95	3.77	4.23
Class C	2.77	2.60	2.39	3.61	3.96
50% MSCI ACWI/50% BoFA ML A-AAA 1-3yr US Corp.[2]	7.80	9.37	5.45	5.60	5.39
50% MSCI ACWI Value/50% BoFA ML A-AAA 1-3yr US Corp.[3]	3.19	6.34	4.15	4.46	4.48
MSCI All Country World Stock Index[1]	14.26	17.13	8.64	9.31	8.79
Class I (Inception Date – 6/6/14)	3.29	3.59	3.42	n/a	3.52
MSCI All Country World Stock Index[1]	14.26	17.13	8.64	n/a	7.86

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus, please call the Fund, toll-free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Markets reached peak valuations in 2021, which left them exposed to sharp drawdowns when market dynamics changed. Valuations at the index level are already above their historical averages and are reaching levels they were at in 2020/2021. This implies that growth needs to reach a level larger than is currently expected or interest rates need to decline. Both factors are heavily exposed to the economic environment and cause us to tread carefully. So far this year, corporate results have exceeded expectations. Some of these gains can be attributable to the fact that many companies have been able to successfully pass along higher costs to consumers. However, somewhat alarmingly, profits have also been aided by some companies adopting looser accounting practices. A recent study published in the Journal of Financial Economics found that the aggregate Beneish M-score for U.S. companies was at its highest level in 40 years. The Beneish M-score is a mathematical model that utilizes eight financial ratios to identify potential earnings manipulation. While elevated readings don’t necessarily signal a market top, high readings have historically coincided with tops of economic cycles and therefore suggest that investors exercise caution.

Relative fund performance for the year was capricious in nature. Strong outperformance during the second half of 2022 was eclipsed by underperformance in the first half of 2023 due to outsized performance in technology-related stocks, particularly those involved with Artificial Intelligence (AI). Given our value bias, it is important to highlight that during the robust first half of 2023, the Fund did outperform its secondary MSCI ACWI Value benchmark. Top contributors to Fund performance for the year were Microsoft (MFST), contributing 117 basis points to the Fund’s overall return, up nearly 34% for the year; Cisco Systems (CSCO), contributing 75 basis points to the Fund’s overall return, up over 25% for the year; Novartis (NVS), contributing 72 basis points to the Fund’s overall return, up nearly 27% for the year; Holcim, Ltd. (HOLN SW), contributing 70 basis points to the Fund’s overall return, up almost 65% for the year; and Sanofi (SNY), contributing 65 basis points to the Fund’s overall return, up over 12% for the year.

Catalyst Capital Advisors LLC | 646-827-2761

While not top contributors, our covered call positions in MOS, MU and Nokia contributed a combined 28 basis points to the Fund’s performance for the year. Top detractors to Fund performance for the year were Vodafone Group (VOD), detracting 78 basis points from the Fund’s overall return, down nearly 35% for the year; ; UGI Corporation (UGI), detracting 63 basis points from the Fund’s overall return, down just over 27% for the year; The Mosaic Company (MOS), detracting 51 basis points from the Fund’s overall return, down nearly 25% for the year; National Fuel Gas (NFG), detracting 50 basis points from, the Fund’s overall return, down almost 20% for the year; and AT&T (T), detracting 37 basis points from the Fund’s overall return, down almost 19% for the year.

In terms of portfolio activity, turnover remains relatively low for the Fund. We did, however, make a number of changes to the portfolio during the year. We exited holdings of Campbell Soup (CPB) after the shares nearly hit our target price and a lack of additional catalysts remained visible at the time of sale. We also sold shares of Intel (INTC), as our projected catalysts failed to emerge. With these sales, also came new additions to the portfolio. We added shares in consumer staple company Unilever (ULVR LN), energy company Chevron (CVX), and consumer discretionary company Home Depot (HD), as we believe consumers will be more apt to stay in their current home rather than buy due to the current interest rate environment. This should bode well for home improvement trends. In addition, we added healthcare company Medtronic (MDT) and technology company Applied Materials (AMAT). In terms of the fixed income allocation of the Fund, we improved the credit quality of the portfolio, increased the average yield to maturity by 1.61 percentage points, while at the same time only increasing the average weighted maturity by 10 basis points and reducing the duration of the portfolio by 8 basis points.

Looking ahead, there remains considerable debate about the Federal Reserve’s actions for the second half of 2023. While headline inflation numbers have dropped substantially from where they were a year ago as supply chain constraints stemming from the COVID-19 pandemic have largely been resolved coupled with the Fed’s tightening action, it remains well above the Fed’s stated two percent target. Additionally, sticky inflation (dubbed so because even as prices in the U.S. come down for items such as food and energy, they remain elevated for services such as airfares, rent, and education) remains little changed from its peak. This is because sticky inflation responds slowly to changing economic conditions. With that said, it seems that everyone on Wall Street is a momentum player these days. Since inflation has been trending lower for the past year, many investors believe it will continue downward until it reaches the Fed’s target. We are skeptical of that belief and contend it will be more difficult to bring inflation down from its current five percent level to the Fed’s two percent goal than it was to lower it from the nine percent plus to where it is currently.

As we have stated previously, we believe the Fed is between a rock and a hard place in terms of fulfilling its two official mandates (stable prices and full employment) as well as its unofficial mandate (stabilizing markets during periods of financial duress). Historically, Fed tightening cycles have resulted in breakage of financial markets. The 1929 and 1987 crashes occurred while the Fed was tightening, as did the 2001 recession, and the Great Financial Crisis of 2008, among others. Most recently, the Fed’s tightening actions resulted in the failures of Silicon Valley Bank (SVB), First Republic Bank (FRB) and Signature Bank, as well as the ultimate sale of Credit Suisse to UBS Group AG in the first quarter of 2023, as rising interest rates and jittery depositors pressured banks with extended maturity bonds on their balance sheets. Against this seemingly treacherous backdrop and with some economic indicators, such as those related to manufacturing, signaling a lackluster economy, we question if the Fed will hike rates twice more this year, despite their implied pledge to do so.

While a downturn appears possible, our economic views remain much the same. We expect growth will be hard to come by, hence our continued overweighting towards the consumer staples (which people tend to buy regardless of economic strength) and healthcare sectors (which should benefit from a post-pandemic recovery). We own the technology sector selectively, as we do have high expectations for AI. We also believe select names in the materials sector should benefit from persistent inflation. We emphasize that our material stocks and Mosaic (MOS) each have catalysts, such as an increasing need for copper stemming from a projected increase in demand for electric vehicles, and fertilizer as farmers try to increase yield in a volatile global climate environment. Turning to the fixed income environment, today, the yield on the two-year Treasury is over 100 basis points more than that of the 10-year Treasury. This is the greatest degree of inversion since 2000. Given that our longer-term inflation forecast is

Catalyst Capital Advisors LLC | 646-827-2761

in the 3 – 5 percent range, we do not see the attractiveness of longer-term bonds and continue favoring shorter-term maturities.

Kindest Regards,

Michael S. Dzialo, Peter J. Swan and Karen M. Culver
Portfolio Managers

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

[1]	The MSCI All Country World Stock Index (MSCI ACWI) is a market capitalization-weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International and is comprised of stocks from both developed and emerging markets. The Catalyst/MAP Global Balanced Fund may or may not purchase the types of securities represented by the MSCI All Country World Stock Index.

[2]	Represents a 50%50% blend of the MSCI ACWI and the BofA Merrill Lynch U.S. Corp A-AAA 1-3 Year TR Index.

[3]	Represents a 50%/50% blend of the MSCI ACWI Value Index and the BofA Merrill Lynch U.S. Corp A-AAA 1-3 Year TR Index.

[4]	Since inception returns assume inception date of 7/29/11. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

5630-NLD-8/15/2023

Catalyst/MAP Global Balanced Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2023

The Fund’s performance figures* for each of the periods ended June 30, 2023, compared to its benchmarks:

		Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception**
Class A	3.40%	3.17%	4.38%	4.74%
Class A with load	(2.55)%	1.95%	3.77%	4.23%
Class C	2.60%	2.39%	3.61%	3.96%
Class I	3.59%	3.42%	N/A	3.52%
MSCI All Country World Stock Index(a)	17.13%	8.64%	9.31%	8.79%
MSCI All Country World Stock Value Index Gross(b)	10.83%	5.94%	6.96%	6.91%
ICE BofA ML A-AAA 1-3yr U.S. Corp. Index(c)	1.36%	1.63%	1.51%	1.58%
50% MSCI ACWI/50% ICE BofA ML A-AAA 1-3yr U.S. Corp. Index(d)	9.37%	5.45%	5.60%	5.39%
50% MSCI ACWI Value Index Gross/50% ICE BofA ML A-AAA 1-3yr U.S. Corp. Index(e)	6.34%	4.15%	4.46%	4.48%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares may be subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Fund’s prospectus dated November 1, 2022, the Fund’s total gross annual operating expenses, including the cost of underlying funds, are 2.08% for Class A, 2.83% for Class C, and 1.83% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The MSCI All Country World Stock Index is maintained by Morgan Stanley Capital International, and is comprised of stocks from both developed and emerging markets. Investors cannot invest directly in an index.

(b)	The MSCI All Country World Stock Value Index Gross captures large and mid cap securities exhibiting overall value style characteristics across 23 Developed Markets countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. Investors cannot invest directly in an index.

(c)	The ICE BofA ML A-AAA 1-3yr U.S. Corp. Index includes publicly issued U.S. Treasury debt, U.S. government agency debt, taxable debt issued by U.S. states and territories and their political subdivisions, debt issued by U.S. and non-U.S. corporations, non-U.S. government debt and supranational debt. Investors cannot invest directly in an index.

(d)	The 50% MSCI AWCI/50% ICE BofA ML A-AAA 1-3yr US Corp. Index. is made up of two indices; ICE BofA ML U.S. Corporate & Government 1-3yrs Index, and MSCI AC World Index. Investors cannot invest directly in an index.

(e)	The 50% MSCI AWCI Value Index Gross/50% ICE BofA ML A-AAA 1-3yr U.S. Corp. Index. is made up of two indices; ICE BofA ML U.S. Corporate & Government 1-3yrs Index, and MSCI AC World Value Index Gross. Investors cannot invest directly in an index.

**	Inception date is July 29, 2011 for Class A, Class C and the benchmark, and June 6, 2014, for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Biotech & Pharma	15.5%
Banking	8.0%
Tobacco & Cannabis	7.7%
Technology Hardware	6.3%
U.S. Government & Agencies	8.6%
Semiconductors	5.7%
Telecommunications	5.5%
Software	4.5%
Leisure Facilities & Services	3.8%
Chemicals	3.6%
Other/Cash & Equivalents	30.8%
100.0%

Please refer to the Schedule of Investments for a more detailed listing of the Fund’s assets.

Catalyst Capital Advisors LLC | 646-827-2761

June 30, 2023

Catalyst/CIFC Floating Rate Income Fund (CFRAX, CFRCX, CFRIX) (unaudited)

Dear Fellow Shareholders:

Risk assets limped over the finish line at the end of 2022, bruised and battered from a tumultuous year which ended in the worst equities performance since the Great Financial Crisis and the worst year for fixed income on record. In a rare tandem double-digit decline not seen since 1870, the S&P 500 fell 18.1% for the year while long-dated Treasuries provided little comfort and dropped 16.3%. Any way you sliced it, it was one of the worst years for financial assets in history. The global economy experienced tectonic shifts in the form of a change in the prevailing liquidity regime, de-globalization of industry, an ongoing land war in Europe, and the fastest increase in interest rates in recent history. The Fed battled 40-year high inflation and in doing so stepped back from its duties as a reliable volatility suppressor. Volatility was ubiquitous. And while the central bank fought persistently sticky inflation, many investors fought the Fed, much to their own peril.

The loan market was not fully immune to the macro-induced volatility of 2022. However, the relative outperformance of loans versus many other asset classes and markets more exposed to interest rates was stark. Loans outperformed in dramatic fashion with the Morningstar LSTA Leveraged Loan Index finishing the year down a modest 0.60% and provided the reduced downside risk at a lower volatility profile that has historically been associated with loans. The resiliency was unambiguous.

It was nevertheless an unusually volatile year for the relatively stable loan asset class. The market registered 50 trading sessions where the daily return exceeded 20 bps in either direction, a feat only observed once during a calm 2021. Secondary prices fluctuated significantly throughout the year before closing out at $92.44. This was 69 bps above the July intra-year low of $91.75 but more than three points below the market’s 2H22 high of $95.50 in mid-August and more than six points lower than the year-end 2021 level of $98.64. The loan market also saw a significant divergence by quality, with investors abandoning the riskiest, low-quality names as default risk increased, a theme that carried over into the new calendar year as fundamental headwinds continued to build. Despite the significant underperformance of lower quality loans and a general rise in distress across the credit markets, the loan default backdrop remained benign in 2022 and the default rate finished the year just off all-time lows at 0.72%. Of course, with recessionary headwinds continuing to build, defaults are expected to trend higher, with full year 2023 forecasts ranging from 2.5% - 5%. However, the loan market focused on a more immediate concern, that being an increase in downgrades.

The ubiquitous macroeconomic uncertainty contributed to a sharp slowdown in buyout and acquisition activity, drying up primary issuance and leaving loan issuance at a 12-year low. The market ended the year with $225BN in new issue supply on the books, a 63% decline from the all-time high set in 2021. While supply remained subdued, demand for loans continued to be supported by CLO issuance while retail outflows, which began in earnest in May 2022, persisted through much of the year. A total of $9.1BN exited the market. In 2021 retail investors pumped $34.9 billion into the loan market while 2022 saw an unexpected decoupling of the historical relationship between outflows and Treasury yields, demonstrating elevated investor anxiety regarding credit fundamentals and / or the anticipation of a quick Fed pivot on interest rates.

Many of the same concerns driving price action in 2022 remained outstanding in the new year. Nevertheless, with glimmers of cooling inflation and a downshift in the pace of Fed rate hikes, investors were ready to start afresh and push risk assets higher, even in the face of what was proclaimed to be an imminent recession already in the first quarter. While the recession never materialized, a mini banking crisis swept through the financial markets in March. Silicon Valley Bank, the 16th largest financial institution in the U.S., experienced a sudden and full-blown bank run after disclosing the sale of its “held to maturity” treasuries at a significant loss, with the FDIC having to step in to protect both insured and uninsured deposits of the failed entity. The collapse

Catalyst Capital Advisors LLC | 646-827-2761

of SVB was quickly followed by the failure of Signature Bank and ultimately First Republic Bank, the largest domino to fall. Contagion fears spread to the broader U.S. regional banking system and beyond. Volatility across many asset classes surged while policy makers were hyper-focused on attempting to contain the crisis of confidence that had started to permeate the global markets and managing the economic fallout. The regulators provided swift and decisive support to the banking industry, implicitly guaranteeing all U.S. bank deposits, and temporarily removing the duration risk on the balance sheets of financial institutions through the creation of a new Bank Term Funding Program (BTFP). In response, the markets bent but did not break. Nevertheless, this episode of duration risk reckoning clearly demonstrated that not all actors in the public and private sectors had adjusted enough to the monetary policy regime so clearly telegraphed by the Federal Reserve. And it was not only stress in the financial sector that kept investors occupied, but also the seemingly unavoidable brinkmanship in Washington D.C., where policy makers squared off in addressing the country’s debt ceiling and avoiding a possible default.

Against this fraught and volatile backdrop, as well as the persistent recession obsession, credit generally performed well in 1H23. Loans in particular outperformed most other parts of the fixed income universe meaningfully, despite entering the year as an unloved asset class. With two solid quarters in the books and a gain of 6.48% by June 30th, the loan market has set a pace for its strongest year since 2008. The prophesied year of the fixed income and duration risk trade has turned out to be the year of the coupon and short duration risk trade. There is more to gain from being positioned in short duration and yielding assets such as broadly syndicated loans in our opinion. We remind investors once again - Don’t fight the Fed.

The Catalyst / CIFC Floating Rate Income Fund was not fully immune from the immense volatility in 2022. The Fund’s 179 basis point underperformance relative to its benchmark, the Morningstar S&P LSTA Leveraged Loan Index 100, can be attributed to the index’s significantly higher allocation to the BB-rated part of the market while the Fund generally carries a wider diversification across the ratings and issuer size spectrum, which we believe is a more prudent strategy. BB-rated credits led returns over the year on the back of a persistent flight to quality in the face of historic macro-economic volatility experienced by risk assets. Single-B rated credits, which make up the bulk of all loans outstanding and carry a higher weighting in the Fund, slightly underperformed their higher rated cohort. In addition, the minor underperformance can be attributed to the Fund’s approximately 8% exposure to CLO debt while the benchmark had 0% of CLO bonds. CLO securities expectedly lagged the recovery in loans and other risk assets late in 2022, and this continued as the new year began. These assets generally tend to take longer to bounce back during market rallies as they are not part of any indexes and not subject to passive buying. CLO debt is floating rate, loan-based, and part of the Fund’s T+2 liquidity bucket allocation. We strongly believe in the underlying fundamentals of CLO debt and believe that we have selected assets that are fundamentally protected from even severe economic downturn scenarios. The Fund has since delivered strong positive gains to investors through June 30th, 2023, returning +6.27%. Given the still high amount of uncertainty around the economy, inflation, and monetary policy, the Fund remained underweight the lowest part of the credit spectrum, consistent with our higher quality bias. We believe that positioning in the higher quality part of the B-rated market segment is a more sensible strategy in a moderating growth environment as we expect that default pressures will increase disproportionately amongst lower quality issuers given the Fed’s economic outlook and the balance of risks which imply that the policy rate will most likely be raised further.

Sincerely,

CIFC Asset Management LLC

Catalyst Capital Advisors LLC | 646-827-2761

Performance

The Catalyst/CIFC Floating Rate Income Fund’s total returns for the one-year, five-year and since inception periods through 06/30/23 as compared to the S&P LSTA Levg. Loan 100 TR Index were as follows (unaudited):

Fund vs. Index Performance	1 Year	5 Years	10 Years	Since Inception[1]
Class A without sales charge	9.12%	3.57%	3.61%	3.78%
Class A with sales charge	3.89%	2.56%	3.10%	3.30%
Class C	8.32%	2.80%	2.83%	3.00%
Class I	9.51%	3.82%	3.87%	4.05%
S&P LSTA Levg. Loan 100 TR Index[2]	11.77%	3.97%	3.67%	3.68%

The Fund’s maximum sales charge for Class A shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus, please call the Fund, toll-free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMutualFunds.com.

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

[1]	Since inception returns assume inception date of 12/31/2012. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 4.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

[2]	The S&P/LSTA U.S. Leveraged Loan 100 Index is designed to reflect the largest loan facilities in the leveraged loan market. It mirrors the market-value weighted performance of the largest institutional leveraged loans based upon market weightings, spreads, and interest payments.

5652-NLD-8/28/2023

Catalyst/CIFC Floating Rate Income Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2023

The Fund’s performance figures* for each of the periods ended June 30, 2023, compared to its benchmark:

		Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception**	Since Inception***
Class A	9.12%	3.57%	3.61%	3.78%	N/A
Class A with load	3.89%	2.56%	3.10%	3.30%	N/A
Class C	8.32%	2.80%	2.83%	3.00%	N/A
Class I	9.51%	3.82%	3.87%	4.05%	N/A
Class C-1	N/A	N/A	N/A	N/A	7.41%
S&P/LSTA U.S. Leveraged Loan 100 Index (a)	11.77%	3.97%	3.67%	3.68%	8.22%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 4.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares may be subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Fund’s prospectus dated November 1, 2022, the Fund’s total gross annual operating expenses, including the cost of underlying funds are 1.55% for Class A and 2.30% for Class C, 2.30% for Class C-1 and 1.30% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

Performance information for the period prior to November 2018 does not reflect the Fund’s current strategy and the Fund’s portfolio was not managed by the Fund’s current sub-advisor.

(a)	The S&P/LSTA U.S. Leveraged Loan 100 Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market. The Index consists of 100 loan facilities drawn from a larger benchmark - the S&P/SLTA (Loan Syndications and Trading Association) Leveraged Loan Index (LLI). Investors cannot invest directly in an index.

**	Inception date is December 31, 2012 for Class A, Class C and Class I.

***	Inception date is November 1, 2022 for Class C-1.

Comparison of the Change in Value of a $10,000 Investment

Top Ten Holdings by Industry/Asset Type	% of Net Assets
Software	13.0%
Technology Services	8.4%
CLO	8.1%
Insurance	6.3%
Commercial Support Services	5.8%
Fixed Income	5.1%
Leisure Facilities & Services	4.3%
Health Care Facilities & Services	3.4%
Cable & Satellite	3.1%
Chemicals	3.0%
Other/Cash & Equivalents	39.5%
100.0%

Please refer to the Schedule of Investments for a more detailed listing of the Fund’s assets.

Catalyst Capital Advisors LLC | 646-827-2761

June 30, 2023

Catalyst/SMH High Income Fund (HIIFX, HIICX, HIIIX) (unaudited)

Dear Fellow Shareholders,

The Catalyst/SMH High Income Fund (the “Fund”) seeks to provide a high level of current income with capital appreciation as a secondary objective by investing in a portfolio of lower rated, high yield corporate bonds, convertible securities, and asset-backed securities. During FY 2023, the Fund outperformed its benchmark, the ICE BofA Merrill Lynch High Yield Cash Pay Index. Our outperformance can be primarily attributed to individual security selection and our lack of participation in certain underperforming sectors.

Investment Strategy

The Fund invests in a concentrated group of lower-rated, high yield U.S. corporate bonds and convertible securities. The Fund may invest without limitation in non-investment grade corporate bonds rated Baa or lower by Moody’s or BBB or lower by S&P (also known as “junk” bonds). The Fund may also invest in corporate issues that have defaulted. Because of their lower credit quality, these securities typically pay higher interest rates to compensate investors for the substantial credit risk they assume. While there are no restrictions on maturity, the bonds in the Fund’s portfolio will generally have an average maturity of less than 10 years. The Fund seeks capital appreciation from selling securities above the purchase price. Bonds may appreciate through an improvement in credit quality, among other reasons.

To select the securities in which to invest, we conduct fundamental credit research on each issuer. Securities may be sold when we believe that the securities no longer represent relatively attractive investment opportunities.

The Fund invests primarily in, and chooses its investments from, the following types of securities:

●	Corporate debt: Debt obligations (usually called bonds) are loans by an investor to a corporation. They usually have a set interest rate and term.

●	Preferred stocks: Preferred stock is corporate stock that pays set dividends to its holders.

●	Convertible securities: Bonds or preferred stocks that are convertible into, or exchangeable for, common stocks.

Fund Performance

The Fund’s total returns for the years and period ended 06/30/23 are shown below as compared to the ICE BofA Merrill Lynch High Yield Cash Pay Index (J0A0)1 (unaudited):

	QTR	YTD	1 year	3 Years	5 Years	10 Years	Since Inception[2]
Class A without Sales Charge	2.91%	5.76%	9.94%	4.43%	2.80%	0.80%	2.70%
Class C without Sales Charge	2.71%	5.35%	9.40%	3.73%	2.03%	0.07%	1.95%
Class A with Sales Charge	-1.98%	0.74%	4.72%	2.75%	1.81%	0.32%	2.37%
ICE BofA Merrill Lynch US Cash Pay High Yield Index	1.63%	5.38%	8.97%	3.23%	3.21%	4.34%	6.08%
Class I without Sales Charge	2.67%	5.89%	10.22%	4.69%	3.01%	N/A	1.03%
ICE BofA Merrill Lynch US Cash Pay High Yield Index	1.63%	5.38%	8.97%	3.23%	3.21%	N/A	4.33%

Class A & C Inception: 05/21/2008, Class I Inception: 07/1/2013

The Fund’s maximum sales charge for Class “A” shares is 4.75%. Investments in mutual funds involve risks. Class I Shares Inception is not the same as all other classes. Class I shares were offered beginning 7/1/2013. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may

Catalyst Capital Advisors LLC | 646-827-2761

be lower or higher than the performance data quoted. To obtain the most recent month end performance information please call the Fund, toll free at 1-866-447-4228.

The Fund outperformed its benchmark during FY 2023. Our outperformance can be primarily attributed to individual security selection and our lack of participation in certain underperforming sectors as defined by the Bloomberg Barclays U.S. High Yield Index3. The bottom three performing sectors were Banking 0.11%, Media 2.14%, and Telecommunications 3.40%. The top three performing sectors were Leisure 17.99%, Capital Goods 12.19%, and Basic Industry 12.03%. As a concentrated high conviction manager, performance on a standalone basis and relative basis to the benchmark can be greatly impacted both positively and negatively by participation (or lack thereof) in market sectors and individual securities.

For the year, the Index had very strong returns considering the markets were under pressure from inflation, rising Federal Reserve rates, the Russia/Ukraine conflict, and the potential for a recession brought on by steep increases of the Fed Funds rate. From July 2022 through June 30, 2023, the Fed raised rates 7x for a total of 350 bps or 3.50%. Much of the positive performance was based on investors focusing on the deceleration in the inflation data rather than the actual level. Investors appeared to believe that, despite what central banks were saying, the Fed would pause or even possibly lower rates in 2023. Regional bank troubles in Fiscal Q2 and Q3 so far haven’t impacted the greater markets as many feared back in March. The collapse of SVB brought predictions of a credit crunch that would bring about a deep recession. Instead, the economy has proven resilient, and the labor market has remained strong, with bond markets pricing in two more rate increases for the year and only a modest recession if any at all.

Outlook and Summary

Our portfolio was never designed with a benchmark in mind, but rather constructed with the goal of delivering a high level of income with strong total returns. As an active manager, we continue our pursuit to identify new opportunities to deploy into the portfolio. While there is volatility in the asset class, we believe this will create more opportunities and higher levels of income during 2023.

We believe that below investment grade bonds are attractive on a risk vs. reward basis. There are many unique opportunities that we feel we will be able to exploit in the current market environment. As spreads have widened out and yields have increased, we are seeing many more attractive buying opportunities in the current market environment. As the market reprices risk, we look forward to the opportunity to buy back in on areas that we believe have been oversold and have outsized returns over a full market cycle.

While market factors can change quickly and there is no guarantee, long-term, we anticipate total returns to be the income yield of the portfolio, plus the potential for realized gains from positive credit events, less negative credit events, and extra realized gain from the duration of portfolio positions shortening and being able to sell at favorable prices.

As a high conviction manager, the portfolio is expected to exhibit higher amounts of volatility both on the upside and downside relative to the Index. The portfolio tends to be less sensitive to market movements and more driven by the fundamentals and events of the individual credits within the portfolio.

SMHCA consistently emphasizes the following strategies in an attempt to add returns above the interest income:

Rolling Down the Curve

As the holdings get shorter in maturity, the “spread” also narrows and the yield to maturity lessens, thus the holding experiences a price increase. SMHCA captures this price increase by selling selected shorter positions and then moving “out” the curve to capture a higher yield to maturity. SMHCA always attempts to keep the entire portfolio in the intermediate duration and maturity range.

Catalyst Capital Advisors LLC | 646-827-2761

Event Driven

These opportunities had, or are expected to have, a certain catalyst occur that creates an attractive buying opportunity. The arrangement of an event-driven opportunity can exist in many forms such as a credit being downgraded from investment grade (fallen angels) or industry consolidations.

Capital Structure

These opportunities are generally created when a company has a multi-faceted capital structure. In most circumstances, the most senior portion of the capital structure becomes undervalued due to leverage, credit rating, or complexity of the company’s remaining debt structure.

As of June 30, 2023, the Fund’s top holdings were as follows (unaudited):

Top 10 Holdings
Coeur Mining, Inc. 5.125%, Due 02/15/2029	5.37%
Howard Hughes Corporation (The) 4.375%, Due 02/1/2031	5.04%
United States Steel Corporation 6.65%, Due 06/01/2037	4.69%
American Axle & Manufacturing, Inc. 5%, Due 10/01/2029	4.65%
Transocean, Inc. 11.5%, Due 01/30/2027	4.64%
fuboTV, Inc. 3.25%, Due 02/15/2026	4.34%
Nordstrom, Inc. 5%, Due 01/15/2044	4.31%
Beazer Homes USA, Inc. 5.875%, Due 10/15/2027	4.08%
Enova International, Inc. 8.5%, Due 09/15/2025	4.08%
Titan International, Inc. 7%, Due 04/30/2028	4.06%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2023. Holdings are subject to change and should not be considered investment advice.

As of June 30, 2023, the portfolio was allocated in the following fashion (unaudited).

Sector Allocation
REIT	11.38%
RETAIL - DISCRETIONARY	8.68%
METALS & MINING	7.60%
OIL & GAS SERVICES & EQUIPMENT	7.34%
LEISURE FACILITIES & SERVICES	6.98%
INTERNET MEDIA & SERVICES	6.30%
REAL ESTATE OWNERS & DEVELOPERS	5.04%
STEEL	4.69%
AUTOMOTIVE	4.65%
Other	37.33%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2023.

SMHCA remains committed to attempting to source the best risk to return opportunities in the high yield market based on our methodologies and disciplines. As a high conviction manager, we do not have the ability to gauge or control market price volatility. However, we will continue to position the Fund holdings to capture interest income and capital gains as we keep long-term above-market total returns in perspective for our clients.

Catalyst Capital Advisors LLC | 646-827-2761

Sincerely,

Dwayne Moyers
President, Chief Investment Officer and Senior Portfolio Manager, SMH Capital Advisors, LLC, sub-advisor to the Fund

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

[1]	The ICE BofA Merrill Lynch High Yield Cash Pay Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period that is publicly issued in the U.S. domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P, and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P, and Fitch foreign currency long term sovereign debt ratings). In addition, qualifying securities must have at least one-year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. “Global” securities (debt issued simultaneously in the Eurobond and U.S. domestic bond markets), 144a securities, pay-in-kind securities, including toggle notes, qualify for inclusion in the Index. Callable perpetual securities qualify provided they are at least one year from the first call date. Fixed-to-floating rate securities also qualify provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. Deferred interest bonds that are not yet accruing a coupon and original issue zero coupon bonds are excluded from the index. Taxable and tax-exempt U.S. municipal, DRD-eligible and defaulted securities are excluded from the Index. The Catalyst/SMH High Income Fund may or may not purchase the types of securities represented by the ICE BofA Merrill Lynch US Cash Pay High Yield Index.

[2]	Since inception returns assume inception date of Class A & C Inception: 05/21/2008, Class I Inception: 07/1/2013. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 4.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

[3]	Catalyst/SMH uses the Bloomberg Barclays U.S. High Yield Index as a data proxy when its primary benchmark data is not readily available. The Bloomberg Barclays U.S. High Yield Index covers the universe of fixed rate, non-investment grade debt. Eurobonds and debt issues from countries designated as emerging markets (sovereign rating of Baa1/BBB+/BBB+ and below using the middle of Moody’s, S&P, and Fitch) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, 144-As, and pay-in-kind bonds (PIKs, as of October 1, 2009) are also included. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The Yankee sector has been discontinued as of 7/1/00. The bonds in the former Yankee sector have not been removed from the index, but have been reclassified into other sectors. Exclusions: Structured notes with embedded swaps or other special features, Private placements, floating rate securities, and Eurobonds. Defaulted bonds were formerly included in the index. They have been removed from the index as of 7/1/00. Index Rules: Must have at least one year to final maturity regardless of call features. Must have at least $150 million par amount outstanding. Must be rated high-yield (Ba1/BB+ or lower) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be high-yield. A small number of unrated bonds is included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly. Must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule. Must be dollar-denominated and non-convertible. Must be publicly issued.

Catalyst Capital Advisors LLC | 646-827-2761

S&P Ratings Definitions: An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

6366-NLD-08022023

Catalyst/SMH High Income Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2023

The Fund’s performance figures* for each of the periods ended June 30, 2023, compared to its benchmark:

		Annualized	Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception **	Since Inception ***
Class A	9.94%	2.80%	0.80%	2.70%	N/A
Class A with load	4.72%	1.81%	0.32%	2.37%	N/A
Class C	9.40%	2.03%	0.07%	1.95%	N/A
Class I	10.22%	3.01%	N/A	N/A	1.03%
ICE BofA Merrill Lynch U.S. Cash Pay High Yield Index(a)	8.97%	3.21%	4.34%	6.08%	4.33%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 4.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares may be subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. As disclosed in the Fund’s prospectus dated November 1, 2022, the Fund’s total gross annual operating expenses are 1.95% for Class A, 2.70% for Class C and 1.70% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

Performance information for the period prior to September 2013 does not reflect the Fund’s current strategy and the Fund’s portfolio was not managed by the Fund’s current sub-advisor.

(a)	The ICE BofA Merrill Lynch U.S. Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period that is publicly-issued in the U.S. domestic market. Investors cannot invest directly in an index.

**	Inception date is May 21, 2008 for Class A and Class C.

***	Inception date is July 1, 2013 for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Real Estate Investment Trusts	11.2%
Retail - Discretionary	8.4%
Metals & Mining	7.4%
Oil & Gas Services & Equipment	7.1%
Leisure Facilities & Services	6.9%
Internet Media & Services	6.1%
Real Estate Owners & Developers	4.9%
Steel	4.6%
Automotive	4.5%
Oil & Gas Producers	4.3%
Other/Cash & Equivalents	34.6%
100.0%

Please refer to the Schedule of Investments for a more detailed listing of the Fund’s assets.

Catalyst Capital Advisors LLC | 646-827-2761

June 30, 2023

Catalyst/SMH Total Return Income Fund (TRIFX, TRICX, TRIIX) (unaudited)

Dear Fellow Shareholders,

Catalyst/SMH Total Return Income Fund (the “Fund”) seeks to provide total return, which consists of current income and capital appreciation. During FY 2023, the Fund underperformed its benchmark, a 50/50 blend of the S&P 5001 Total Return Index and the ICE BofA Merrill Lynch US Cash Pay High Yield Index,2 as a result of individual security selection and our exposure to small cap names, equity REITs, and non-traditional financials. Both the S&P 500 and the ICE BofA Merrill Lynch US Cash Pay High Yield Index had positive returns in FY 2023, returning 19.59% and 8.97%, respectively. The Index produced strong returns considering the markets were under pressure from inflation, rising Federal Reserve rates, the Russia/Ukraine conflict, and the potential for a recession brought on by steep increases of the Fed Funds rate.

Investment Strategy

The Fund invests in a broad range of income-producing securities. Dividends and interest have historically boosted returns and cushioned the downside for investors.

●	The investment process is a bottom-up value type investment style. The composition of the Fund’s investments may vary substantially depending on various factors, including market conditions.

●	The Fund primarily invests in high yield bonds, convertible bonds, high dividend paying equities, real estate investment trusts (REITs), and business development companies (BDCs).

●	The Fund may also invest in preferred stock, master limited partnerships, bank notes, and hybrid securities. The companies of the underlying securities may be in a wide array of sectors, economies, and geographic locations.

Fund Performance

The Fund’s total returns for the years and period ended 06/30/23 shown below as compared to a 50/50 blend of the S&P 500 Total Return Index and the ICE BofA Merrill Lynch US Cash Pay High Yield Index were as follows (unaudited):

	QTR	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception[3]
Class A without Sales Charge	2.84%	4.35%	9.01%	10.84%	5.62%	2.89%	2.83%
Class C without Sales Charge	2.88%	3.97%	8.19%	10.11%	4.88%	2.13%	2.07%
Class A with Sales Charge	-3.08%	-1.65%	2.74%	8.67%	4.38%	2.29%	2.43%
50% S&P 500 & 50% High Yield Combined Index	5.16%	11.04%	14.36%	8.97%	7.87%	8.66%	8.29%
Class I without Sales Charge	3.15%	4.49%	9.32%	11.14%	5.90%	N/A	3.07%
50% S&P 500 & 50% High Yield Combined Index	5.16%	11.04%	14.36%	8.97%	7.87%	N/A	8.63%

Class A & C Inception: 05/21/2008, Class I Inception: 07/1/2013

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Class I Shares Inception is not the same as all other classes. Class I shares were offered beginning 7/1/2013. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMFcom.

Catalyst Capital Advisors LLC | 646-827-2761

Fixed Income Allocation

Our fixed income allocation was a positive contributor to overall performance. Our outperformance can be primarily attributed to individual security selection and our lack of participation in certain underperforming sectors as defined by the Bloomberg U.S. High Yield Index4. The bottom three performing sectors were Banking (+0.11%), Media (+2.14%), and Telecommunications (+3.40%). The top three performing sectors were Leisure (+17.99%), Capital Goods (+12.19%), and Basic Industry (+12.03%). As a concentrated high conviction manager, performance on a standalone basis and relative basis to the benchmark can be greatly impacted both positively and negatively by participation (or lack thereof) in market sectors and individual securities.

For the year, the Index had very strong returns considering the markets were under pressure from inflation, rising Federal Reserve rates, the Russia/Ukraine conflict, and the potential for a recession brought on by steep increases of the Fed Funds rate. From July 2022 through June 30, 2023, the Fed raised rates 7x for a total of 350 bps or (+3.50%). Much of the positive performance was based on investors focusing on the deceleration in the inflation data rather than the actual level. Investors appeared to believe that, despite what central banks were saying, the Fed would pause or even possibly lower rates in 2023. Regional bank troubles in Fiscal Q2 and Q3 so far haven’t impacted the greater markets as many feared back in March. The collapse of SVB brought predictions of a credit crunch that would bring about a deep recession. Instead, the economy has proven resilient, and the labor market has remained strong, with bond markets pricing in two more rate increases for the year and only a modest recession, if any at all.

Equity Allocation

As of June 30, 2023, we had an equity allocation of approximately 37%, we have concerns about inflation, increases in interest rates, and the current international conflicts and the potential for a long recession getting near. The largest drags on performance versus the benchmark were individual security selection, exposure to smaller cap securities, equity REITS, and nontraditional financials, while the index benefited from risk assets with higher P/E ratios, which we do not believe can persist long term.

During FY 2023, the Dow Jones Equity REIT Total Return Index5 had a return of 12.27%, the S&P Listed Private Equity Index6 returned 14.14%, the S&P BDC Index7 had a return of 13.95%, and the Russell 20008 12.27% for the same time period.

Outlook and Summary

Fixed Income

Our portfolio was never designed with a benchmark in mind, but rather constructed to deliver a high level of income with strong total returns. As an active manager, we continue our pursuit to identify new opportunities to deploy into the portfolio. While there is volatility in the asset class, we believe that this will create more opportunities and higher levels of income during 2023.

We believe that below investment grade bonds are attractive on a risk vs. reward basis. There are many unique opportunities that we feel we will be able to exploit in the current market environment. As spreads have widened out and yields have increased, we are seeing many more attractive buying opportunities in the current market environment. As the market reprices risk, we look forward to the opportunity to buy back in on areas that we believe have been oversold and have outsized returns over a full market cycle.

While market factors can change quickly and there is no guarantee, long-term, we anticipate total returns to be the income yield of the portfolio, plus the potential for realized gains from positive credit events, less negative credit events, and extra realized gain from the duration of portfolio positions shortening and being able to sell at favorable prices.

As a high conviction manager, the portfolio is expected to exhibit higher amounts of volatility both on the upside and downside relative to the Index. The portfolio tends to be less sensitive to market movements and more driven by the fundamentals and events of the individual credits within the portfolio.

SMHCA consistently emphasizes the following strategies in an attempt to add returns above the interest income:

Catalyst Capital Advisors LLC | 646-827-2761

Rolling Down the Curve

As the holdings get shorter in maturity, the “spread” also narrows and the yield to maturity lessens, thus the holding experiences a price increase. SMHCA captures this price increase by selling selected shorter positions and then moving “out” the curve to capture a higher yield to maturity. SMHCA always attempts to keep the entire portfolio in the intermediate duration and maturity range.

Event Driven

These opportunities had, or are expected to have, a certain catalyst occur that creates an attractive buying opportunity. The arrangement of an event-driven opportunity can exist in many forms, such as a credit being downgraded from investment grade (fallen angels) or industry consolidations.

Capital Structure

These opportunities are generally created when a company has a multi -faceted capital structure. In most circumstances, the most senior portion of the capital structure becomes undervalued due to leverage, credit rating, or complexity of the company’s remaining debt structure.

Equities

We continue to find value in small cap stock, non-traditional financial companies such as BDCs, alternative asset managers, and in select cases, low leveraged REITs. It is our opinion that select positions continue to have favorable fundamentals with attractive price-to-earnings ratios and strong dividends.

Growth and Income Common Stocks

In this portion of the portfolio, the portfolio management team focused on stocks that were trading at a discounted price-to-earnings relative to the broad market; had average yields in the 7% to 10% range; and that the portfolio management team felt had the best relative long-term return potential based on its research.

As of June 30, 2023, the Fund’s top five equity and top five bond holdings were as follows (unaudited):

Top 5 Equity Holdings		Top 5 Bond Holdings
Compass Diversified Holdings	4.79%	Transocean, Inc. 11.5%, Due 01/30/2027	7.52%
Prospect Capital Corporation	3.69%	CoreCivic, Inc. 4.75%, Due 10/15/2027	4.18%
PennantPark Investment Corporation	3.66%	Transocean, Inc. 6.8%, Due 03/15/2038	4.15%
Sculptor Capital Management, Inc.	2.90%	EZCORP, Inc. 2.375%, Due 05/01/2025	4.15%
NexPoint Diversified Real Estate Trust	2.21%	Titan International, Inc. 7%, Due 04/30/2028	4.03%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2023. Holdings are subject to change and should not be considered investment advice.

As of June 30, 2023, the Fund’s sector allocation was as follows (unaudited):

Sector Allocation
REIT	13.16%
DRILLING & DRILLING SUPPORT	11.68%
BUSINESS DEVELOPMENT COMPANIES	8.20%
CONSUMER FINANCE	8.10%
INVESTMENT COMPANIES	6.68%
INVESTMENT MANAGEMENT	5.43%
INTERNET MEDIA & SERVICES	4.52%
AGRICULTURAL MACHINERY	4.03%
HOMEBUILDING	3.71%

Catalyst Capital Advisors LLC | 646-827-2761

Sector Allocation Continued
AUTO PARTS	3.34%
ENTERTAINMENT FACILITIES	3.16%
INTEGRATED OILS	3.04%
IT SERVICES	2.79%
PRECIOUS METALS	2.76%
AUTOMOBILES	2.42%
SPECIALTY APPAREL STORES	2.32%
EXPLORATION & PRODUCTION	2.26%
RESIDENTIAL OWNERS & DEVELOPERS	2.23%
MORTGAGE FINANCE	2.03%
WIRELESS TELECOMMUNICATIONS	1.88%
EXCHANGE-TRADED FUNDS	1.59%
CONSUMER ELECTRONICS	1.48%
CASH	1.45%
PACKAGED FOOD	1.17%
DEPARTMENT STORES	0.28%
FILM & TV	0.27%
HOME PRODUCTS STORES	0.05%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2023.

Sincerely,

Dwayne Moyers
President, Chief Investment Officer and Senior Portfolio Manager, SMH Capital Advisors, LLC, sub-advisor to the Fund

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

[1]	The S&P 500® is widely regarded as the best single gauge of large-cap U.S. equities and serves as the foundation for a wide range of investment products. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

[2]	The ICE BofA Merrill Lynch U.S. Cash Pay High Yield Index is a total return index that reflects both changes in the prices of stocks in the S&P 500 Index as well as the reinvestment of the dividend income from its underlying stocks. The BofA Merrill Lynch US Cash Pay High Yield Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period that is publicly issued in the U.S. domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P, and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P, and Fitch foreign currency long term sovereign debt ratings). In addition, qualifying securities must have at least one-year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $100 million. “Global” securities (debt issued simultaneously in the Eurobond and U.S. domestic bond markets), 144a securities, pay-in-kind securities, including toggle notes, qualify for inclusion in the Index. Callable perpetual securities qualify provided they are at least one year from the first call date. Fixed-to-floating rate securities also qualify provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. Deferred interest bonds that are not yet accruing a coupon and original issue zero coupon bonds are excluded from the index. Taxable and tax-exempt U.S. municipal, DRD-eligible, and defaulted securities are excluded from the Index.

Catalyst Capital Advisors LLC | 646-827-2761

[3]	Since inception returns assume inception date of Class A & C Inception: 05/21/2008, Class I Inception: 07/1/2013. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

[4]	Catalyst/SMH uses the Bloomberg Barclays U.S. High Yield Index as a data proxy when its primary benchmark data is not readily available. The Bloomberg Barclays U.S. High Yield Index covers the universe of fixed rate, non-investment grade debt. Eurobonds and debt issues from countries designated as emerging markets (sovereign rating of Baa1/BBB+/BBB+ and below using the middle of Moody’s, S&P, and Fitch) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, 144-As and pay-in-kind bonds (PIKs, as of October 1, 2009) are also included. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The Yankee sector has been discontinued as of 7/1/00. The bonds in the former Yankee sector have not been removed from the index, but have been reclassified into other sectors. Exclusions: Structured notes with embedded swaps or other special features, Private placements, floating rate securities, and Eurobonds. Defaulted bonds were formerly included in the index. They have been removed from the index as of 7/1/00. Index Rules: Must have at least one year to final maturity regardless of call features. Must have at least $150 million par amount outstanding. Must be rated high-yield (Ba1/BB+ or lower) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rate a security, the rating must be high-yield. A small number of unrated bonds is included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly. Must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule. Must be dollar-denominated and non-convertible. Must be publicly issued.

[5]	The Dow Jones Equity REIT Total Return Index is comprised of REITs that directly own all or part of the properties in their portfolios. Dividend payouts have been added to the price changes. The index is quoted in USD. Investors cannot invest directly in an index.

[6]	The S&P Listed Private Equity Index comprises the leading listed private equity companies that meet specific size, liquidity, exposure, and activity requirements. The index is designed to provide tradable exposure to the leading publicly listed companies that are active in the private equity space. Investors cannot invest directly in an index.

[7]	The S&P BDC Index - measures the performance of Business Development Companies that trade on major U.S. exchanges. Constituents are float-adjusted market capitalization (FMC) weighted, subject to a single constituent weight cap of 10%. Investors cannot invest directly in an index.

[8]	The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 8% of the Russell 3000 total market capitalization. The real-time value is calculated with a base value of 135.00 as of December 31, 1986. The end-of-day value is calculated with a base value of 100.00 as of December 29, 1978. Investors cannot invest directly in an index.

S&P Ratings Definitions: An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. An obligation rated “CCC” is

Catalyst Capital Advisors LLC | 646-827-2761

currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

5580-NLD-8/1/2023

Catalyst/SMH Total Return Income Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2023

The Fund’s performance figures* for each of the periods ended June 30, 2023, compared to its benchmark:

		Annualized	Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception**	Since Inception***
Class A	9.01%	5.62%	2.89%	2.83%	N/A
Class A with load	2.74%	4.38%	2.29%	2.43%	N/A
Class C	8.19%	4.88%	2.13%	2.07%	N/A
Class I	9.32%	5.90%	N/A	N/A	3.07%
S&P 500 Total Return Index(a)	19.59%	12.31%	12.86%	10.20%	12.80%
ICE BofA Merrill Lynch U.S. Cash Pay High Yield Index(b)	8.97%	3.21%	4.34%	6.08%	4.33%
Blended Index (c)	14.36%	7.87%	8.66%	8.29%	8.63%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares may be subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. As disclosed in the Fund’s prospectus dated November 1, 2022, the Fund’s total gross annual operating expenses, including the cost of underlying funds, are 2.75% for Class A, 3.50% for Class C and 2.50% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

Performance information for the period prior to September 2013 does not reflect the Fund’s current strategy and the Fund’s portfolio was not managed by the Fund’s current sub-advisor.

(a)	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

(b)	The ICE BofA Merrill Lynch U.S. Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period that is publicly-issued in the U.S. domestic market. Investors cannot invest directly in an index.

(c)	Blended Index reflects an unmanaged portfolio of 50% of the S&P 500 Total Return Index and 50% of the ICE BofA Merrill Lynch U.S. Cash Pay High Yield Index. Investors cannot invest directly in an index.

**	Inception date is May 21, 2008 for Class A, Class C and the Benchmark.

***	Inception date is July 1, 2013 for Class I and the Benchmark.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Asset Management	16.3%
Oil & Gas Services & Equipment	11.5%
Real Estate Investment Trusts	8.3%
Specialty Finance	7.9%
Automotive	5.7%
Oil & Gas Producers	5.2%
Internet Media & Services	4.5%
Machinery	4.0%
Home Construction	3.7%
Business Development Companies	3.6%
Other/Cash & Equivalents	29.3%
100.0%

Please refer to the Schedule of Investments for a more detailed listing of the Fund’s assets.

CATALYST INSIDER INCOME FUND
SCHEDULE OF INVESTMENTS
June 30, 2023

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CONVERTIBLE BONDS — 48.8%
	ASSET MANAGEMENT — 16.0%
3,000,000	New Mountain Finance Corporation(a)	7.5000	10/15/25	$3,048,540
4,079,000	Prospect Capital Corporation	6.3750	03/01/25	4,057,238
3,039,000	RWT Holdings, Inc.	5.7500	10/01/25	2,659,044
				9,764,822
	SPECIALTY FINANCE — 32.8%
3,000,000	Arbor Realty Trust, Inc.(a)	7.5000	08/01/25	3,003,000
4,620,000	Redwood Trust, Inc.	5.6250	07/15/24	4,429,614
8,000,000	SoFi Technologies, Inc.(a),(b)	8.6700	10/15/26	6,260,104
7,000,000	Two Harbors Investment Corporation	6.2500	01/15/26	6,265,000
				19,957,718

	TOTAL CONVERTIBLE BONDS (Cost $31,482,618)			29,722,540

	CORPORATE BONDS — 46.9%
	AEROSPACE & DEFENSE — 4.9%
3,000,000	TransDigm, Inc.(a)	6.2500	03/15/26	2,987,858

	ASSET MANAGEMENT — 9.0%
3,100,000	Ares Capital Corporation	4.2500	03/01/25	2,959,420
2,861,000	Prospect Capital Corporation	3.7060	01/22/26	2,515,547
				5,474,967
	BIOTECH & PHARMA — 3.2%
2,000,000	AbbVie, Inc.	3.8000	03/15/25	1,945,264

	CHEMICALS — 3.2%
2,000,000	Sherwin-Williams Company (The)	3.1250	06/01/24	1,952,811

	GAS & WATER UTILITIES — 2.8%
1,700,000	National Fuel Gas Company	5.5000	01/15/26	1,676,228

	HEALTH CARE FACILITIES & SERVICES — 3.3%
2,000,000	HCA, Inc.	5.0000	03/15/24	1,987,667

The accompanying notes are an integral part of these financial statements.

CATALYST INSIDER INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 46.9% (Continued)
	HOME & OFFICE PRODUCTS — 4.6%
3,000,000	Newell Brands, Inc.	4.4500	04/01/26	$2,816,696

	INSURANCE — 6.8%
2,862,526	Ambac Assurance Corporation(a),(c)	5.1000	06/07/69	4,168,553

	INTERNET MEDIA & SERVICES — 0.8%
512,000	VeriSign, Inc.	5.2500	04/01/25	507,453

	METALS & MINING — 0.5%
299,000	Warrior Met Coal, Inc.(a)	7.8750	12/01/28	300,617

	REAL ESTATE INVESTMENT TRUSTS — 7.8%
2,007,000	Omega Healthcare Investors, Inc.	4.5000	04/01/27	1,865,533
3,100,000	Sabra Health Care, L.P.	5.1250	08/15/26	2,913,348
				4,778,881

	TOTAL CORPORATE BONDS (Cost $29,425,524)			28,596,995

Shares
	SHORT-TERM INVESTMENT — 10.2%
	MONEY MARKET FUND - 10.2%
6,208,033	First American Treasury Obligations Fund, Class X, 5.03%(d) (Cost $6,208,033)(c)			6,208,033

	TOTAL INVESTMENTS - 105.9% (Cost $67,116,175)			$64,527,568
	LIABILITIES IN EXCESS OF OTHER ASSETS - (5.9)%			(3,606,178)
	NET ASSETS - 100.0%			$60,921,390

L.P.	- Limited Partnership

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2023 the total market value of 144A securities is $19,768,672 or 32.4% of net assets.

(b)	Zero coupon bond.

(c)	Security in default. Non income producing.

(d)	Rate disclosed is the seven day effective yield as of June 30, 2023.

The accompanying notes are an integral part of these financial statements.

CATALYST ENHANCED INCOME STRATEGY FUND
SCHEDULE OF INVESTMENTS
June 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 89.5%
	COLLATERALIZED MORTGAGE OBLIGATIONS — 36.7%
4,291,949	Adjustable Rate Mortgage Trust Series 2005-12 5A1(a)	US0001M + 0.500%	1.0290	03/25/36	$1,247,642
1,595,282	Adjustable Rate Mortgage Trust Series 2007-3 2A1(b),(c)		5.9970	11/25/37	1,112,818
679,863	Alternative Loan Trust Series 2005-11CB 2A6		5.5000	06/25/25	555,361
199,410	Alternative Loan Trust Series 2006-J3 4A2		5.7500	05/25/26	187,297
741,776	Alternative Loan Trust Series 2004-25CB A1		6.0000	12/25/34	659,100
408,579	Alternative Loan Trust Series 2005-J1 1A8		5.5000	02/25/35	373,372
237,140	Alternative Loan Trust Series 2005-3CB 2A1		5.0000	03/25/35	218,306
124,872	Alternative Loan Trust Series 2005-3CB 1A4		5.2500	03/25/35	107,538
388,628	Alternative Loan Trust Series 2005-11CB 2A1		5.5000	06/25/35	317,459
109,682	Alternative Loan Trust Series 2005-28CB 3A5		6.0000	08/25/35	51,297
2,417,376	Alternative Loan Trust Series 2005-43 4A3(c)		3.1670	10/25/35	2,003,473
700,003	Alternative Loan Trust Series 2005-J13 2A4		5.5000	11/25/35	496,322
1,874,042	Alternative Loan Trust Series 2005-69 A1(a)	12MTA + 1.000%	4.7430	12/25/35	1,672,115
1,586,120	Alternative Loan Trust Series 2005-64CB 1A15		5.5000	12/25/35	1,408,853
646,590	Alternative Loan Trust Series 2005-64CB 1A3		6.0000	12/25/35	580,488
548,773	Alternative Loan Trust Series 2005-86CB A4		5.5000	02/25/36	332,831
1,099,582	Alternative Loan Trust Series 2006-4CB 2A6		5.5000	04/25/36	856,348
166,662	Alternative Loan Trust Series 2006-4CB 2A3		5.5000	04/25/36	129,795
1,828,144	Alternative Loan Trust Series 2006-9T1 A7		6.0000	05/25/36	815,800
6,127,656	Alternative Loan Trust Series 2006-20CB A7(a),(d)	US0001M + 5.500%	0.3500	07/25/36	518,454
789,177	Alternative Loan Trust Series 2006-23CB 1A6		6.0000	08/25/36	728,995
1,425,550	Alternative Loan Trust Series 29T1 2A5		6.0000	10/25/36	873,850
421,069	Alternative Loan Trust Series 2006-28CB A3		6.5000	10/25/36	246,087
552,239	Alternative Loan Trust Series 2006-29T1 2A7		6.5000	10/25/36	358,610
992,416	Alternative Loan Trust Series 2006-32CB A9		6.0000	11/25/36	621,905
1,660,841	Alternative Loan Trust Series 2006-45T1 2A5		6.0000	02/25/37	933,091
641,631	Alternative Loan Trust Series 2007-12T1 A3		6.0000	06/25/37	309,904
1,939,239	Alternative Loan Trust Series 2007-23CB A5		6.5000	09/25/37	1,134,052
499,781	Alternative Loan Trust Series 2006-42 1A5		6.0000	01/25/47	288,133
7,500,000	American Home Mortgage Investment Trust Series 2004-4 6A2(e)		3.8100	02/25/45	6,486,860
2,840,493	Angel Oak Mortgage Trust Series 1 A1(b),(c)		0.9090	01/25/66	2,344,832
217,680	Angel Oak Mortgage Trust Series 2 A1(b),(c)		0.9850	04/25/66	178,202
319,873	Angel Oak Mortgage Trust Series 2 A2(b),(c)		1.1900	04/25/66	262,156
135,012	Angel Oak Mortgage Trust Series 2 A3(b),(c)		1.4470	04/25/66	111,055
207,344	Banc of America Alternative Loan Trust Series 2006-4 3CB4		6.0000	05/25/46	179,002
262,002	Banc of America Alternative Loan Trust Series 2006-5 CB13		6.0000	06/25/46	230,386

CATALYST ENHANCED INCOME STRATEGY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 89.5% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 36.7% (Continued)
335,819	Banc of America Alternative Loan Trust Series 2006-6 2A8		6.0000	07/25/46	$277,289
465,760	Banc of America Alternative Loan Trust Series 2006-6 2A10		6.0000	07/25/46	384,583
5,430	Banc of America Funding Trust Series 2004-3 1A11		5.5000	10/25/34	5,190
136,144	Banc of America Funding Trust Series 2005-5 1A10		5.5000	09/25/35	130,873
242,327	Banc of America Funding Trust Series 2005-H 1A1(c)		4.1200	11/20/35	229,934
330,250	Banc of America Funding Trust Series 2010-R8 1A4(b)		5.7500	05/26/36	224,405
55,125	Banc of America Funding Trust Series 2006-5 4A8		6.0000	09/25/36	44,815
871,367	Banc of America Funding Trust Series 5 CA4		6.0000	07/25/37	742,551
425,363	Banc of America Funding Trust Series 2006-H 2A2(c)		4.0710	09/20/46	345,460
42,704	Banc of America Funding Trust Series 2006-J 2A3(c)		3.8260	01/20/47	36,445
401,476	Banc of America Funding Trust Series 2006-J 4A1(c)		4.4160	01/20/47	372,528
142,826	Banc of America Funding Trust Series 2007-A 2A2(a)	US0001M + 0.420%	5.5770	02/20/47	117,977
424,787	Banc of America Funding Trust Series 2009-R9 3A3(b),(c)		3.5190	11/25/56	304,015
109,461	Banc of America Mortgage Trust Series 2005-A 1A1(c)		3.2630	02/25/35	94,872
53,731	Banc of America Mortgage Trust Series 2005-A 2A1(c)		3.8830	02/25/35	52,027
12,358	Banc of America Mortgage Trust Series 2005-G 4A2(c)		3.7720	08/25/35	10,945
2,127,697	Banc of America Mortgage Trust Series 2007-2 A1(a)	US0001M + 0.350%	5.5000	05/25/37	1,468,380
202,601	Banc of America Mortgage Trust Series 2007-2 A6		5.7500	05/25/37	156,195
599,267	Banc of America Mortgage Trust Series 2007-2 A3		6.0000	05/25/37	467,178
827,619	Bear Stearns ALT-A Trust Series 2005-4 23A2(c)		4.1960	05/25/35	782,733
431,439	Bear Stearns ALT-A Trust Series 2005-5 24A1(c)		4.1800	07/25/35	367,429
90,585	Bear Stearns ARM Trust Series 2004-7 1A1(c)		2.6250	10/25/34	60,123
79,821	Bear Stearns ARM Trust Series 2005-12 13A1(c)		4.4120	02/25/36	60,478
63,991	Bear Stearns ARM Trust Series 2006-2 3A2(c)		3.7990	07/25/36	56,672
237,620	Bear Stearns ARM Trust Series 2006-4 2A1(c)		3.8840	10/25/36	212,517
331,680	BRAVO Residential Funding Trust Series 2021-NQM2 A2(b),(c)		1.2800	03/25/60	309,416
1,036,806	BRAVO Residential Funding Trust Series 2021-NQM2 A3(b),(c)		1.4350	03/25/60	967,988
1,000,000	BRAVO Residential Funding Trust Series 2023-NQM4 A2(b),(e)		6.5870	05/25/63	995,790
184,155	Chase Mortgage Finance Trust Series 2005-S2 A1		5.5000	10/25/35	174,717
460,950	Chase Mortgage Finance Trust Series 2006-S2 1A19		6.2500	10/25/36	202,312
318,257	Chase Mortgage Finance Trust Series 2006-S3 1A6		6.0000	11/25/36	139,697
631,365	Chase Mortgage Finance Trust Series 2006-S4 A5		6.0000	12/25/36	290,463
203,169	ChaseFlex Trust Series 2005-2 2A2		6.5000	06/25/35	121,338
93,956	ChaseFlex Trust Series 2006-1 A4(c)		6.3000	06/25/36	80,226
97,243	Chevy Chase Funding, LLC Mortgage-Backed Certificates Series 2004-1A A2(a),(b)	US0001M + 0.330%	5.4800	01/25/35	92,253
78,927	CHL Mortgage Pass-Through Trust Series 2003-56 M(c)		6.0800	12/25/33	82,061

CATALYST ENHANCED INCOME STRATEGY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 89.5% (Continued)

	COLLATERALIZED MORTGAGE OBLIGATIONS — 36.7% (Continued)
639,697	CHL Mortgage Pass-Through Trust Series 2003-46 6A1(c)		4.7510	01/19/34	$597,170
363,315	CHL Mortgage Pass-Through Trust Series 2004-5 2A9		5.2500	05/25/34	351,878
629,330	CHL Mortgage Pass-Through Trust Series 2004-HYB6 A3(c)		4.0300	11/20/34	587,731
78,127	CHL Mortgage Pass-Through Trust Series 2005-HYB2 1A4(c)		4.1870	05/20/35	72,945
984,006	CHL Mortgage Pass-Through Trust Series 2005-21 A2		5.5000	10/25/35	599,938
294,899	CHL Mortgage Pass-Through Trust Series 2005-18 A1		5.5000	10/25/35	172,373
283,272	CHL Mortgage Pass-Through Trust Series 2005-24 A36		5.5000	11/25/35	165,306
498,041	CHL Mortgage Pass-Through Trust Series 2005-HYB9 5A1(a)	US0012M + 1.750%	6.5370	02/20/36	455,795
405,382	CHL Mortgage Pass-Through Trust Series 2006-HYB2 1A1(c)		4.2210	04/20/36	347,626
936,500	CHL Mortgage Pass-Through Trust Series 2006-12 A1		6.0000	07/25/36	507,976
3,030,267	CHL Mortgage Pass-Through Trust Series 2006-17 A6		4.7990	12/25/36	1,311,692
1,671,310	CHL Mortgage Pass-Through Trust Series 2007-HYB1(c)		3.7840	03/25/37	1,430,363
165,931	CHL Mortgage Pass-Through Trust Series 2007-J2 2A5		6.0000	07/25/37	63,228
297,395	CHL Mortgage Pass-Through Trust Series 2007-J2 1A1		6.0000	07/25/37	255,768
825,744	CHL Mortgage Pass-Through Trust Series 2007-17 3A1		6.7500	10/25/37	233,333
321,667	CHL Mortgage Pass-Through Trust Series 2007-8 1A4		6.0000	01/25/38	155,610
746,671	CHL Mortgage Pass-Through Trust Series 2007-HY3 4A1(c)		4.6880	06/25/47	738,905
983,322	CHNGE Mortgage Trust 2023-2 Series 2023-2 A1(b),(e)		6.5250	06/25/58	976,542
367,293	Citicorp Mortgage Securities Trust Series 2007-7 1A2		6.0000	08/25/37	363,194
4,800,725	Citicorp Mortgage Securities Trust Series 2008-1 1A1		6.2500	02/25/38	4,396,280
366,598	Citigroup Mortgage Loan Trust, Inc. Series 2006-AR5 2A4A(c)		3.8650	07/25/36	398,306
320,132	Citigroup Mortgage Loan Trust, Inc. Series 2007-6 1A1A(c)		3.5720	03/25/37	275,025
37,264	Citigroup Mortgage Loan Trust, Inc. Series 2009-6 8A2(b),(c)		6.0000	08/25/55	38,774
294,778	Citigroup Mortgage Loan Trust, Inc. Series 2004-1 1A1(a),(b)	US0001M + 0.350%	5.5000	02/25/31	283,715
3,045,010	Citigroup Mortgage Loan Trust, Inc. Series 2007-AR7 A3A(c)		3.3730	05/25/47	2,340,892
520,136	CitiMortgage Alternative Loan Trust Series 2007-A1 1A3		6.0000	01/25/37	462,783
1,060,024	CitiMortgage Alternative Loan Trust Series 2007-A1 1A5		6.0000	01/25/37	943,141
134,585	CitiMortgage Alternative Loan Trust Series 2007-A4 1A6		5.7500	04/25/37	121,057
528,111	Credit Suisse First Boston Mortgage Securities Corporation Series 2003-8 3A4		5.5000	04/25/33	507,314
176,791	Credit Suisse First Boston Mortgage Securities Corporation Series 2003-AR28 6M3(a)	US0001M + 2.750%	7.9000	12/25/33	182,132
373,748	Credit Suisse First Boston Mortgage Securities Corporation Series 2005-5 6A3		5.0000	07/25/35	358,891
2,747,263	Credit Suisse First Boston Mortgage Securities Corporation Series 2005-8 2A1		6.0000	09/25/35	926,394
293,516	Credit Suisse First Boston Mortgage Securities Corporation Series 2005-11 8A4		6.0000	12/25/35	235,511
695,709	Credit Suisse First Boston Mortgage Securities Corporation Series 2005-12 1A1		6.5000	01/25/36	172,498

CATALYST ENHANCED INCOME STRATEGY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 89.5% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 36.7% (Continued)
32,215	CSFB Mortgage-Backed Pass-Through Certificates Series 2003-29 7A1		6.5000	12/25/33	$32,092
1,320,324	CSFB Mortgage-Backed Pass-Through Certificates Series 2005-10 3A3		5.5000	11/25/35	736,309
220,569	CSFB Mortgage-Backed Pass-Through Certificates Series 2005-10 6A3		5.7500	11/25/35	104,072
33,941	CSMC Mortgage-Backed Trust Series 2007-5 8A2		6.0000	10/25/24	31,327
4,842,627	CSMC Mortgage-Backed Trust Series 2006-3 5A7		3.1520	04/25/36	1,404,654
1,705,269	CSMC Mortgage-Backed Trust Series 2006-5 3A6		4.6020	06/25/36	370,870
1,878,718	CSMC Mortgage-Backed Trust Series 2006-5 3A1		4.7860	06/25/36	403,563
1,582,803	CSMC Mortgage-Backed Trust Series 2006-5 3A3		4.7860	06/25/36	339,998
669,540	CSMC Mortgage-Backed Trust Series 2006-5 3A4		4.7860	06/25/36	143,822
2,999,157	CSMC Mortgage-Backed Trust Series 2006-7 9A5		3.2130	08/25/36	605,524
5,392,760	CSMC Mortgage-Backed Trust Series 2006-9 4A1		6.0000	11/25/36	3,408,710
3,302,428	Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-1 1A4A(a)	US0001M + 0.110%	5.2600	08/25/37	2,847,403
101,658	Deutsche Mortgage Securities Inc Mortgage Loan Trust Series 2004-2 M1(e)		5.5900	01/25/34	93,408
556,578	Deutsche Mortgage Securities Inc Mortgage Loan Trust Series 2004-4 3AR1(c)		4.8150	06/25/34	531,828
460,311	DSLA Mortgage Loan Trust Series 2004-AR2 A2B(a)	US0001M + 0.800%	5.9570	11/19/44	435,855
52,238	First Horizon Alternative Mortgage Securities Trust Series 2004-AA3 A1(c)		5.1060	09/25/34	47,631
8,802	First Horizon Alternative Mortgage Securities Trust Series 2005-AA6 2A1(c)		5.1030	08/25/35	6,700
18,099	First Horizon Mortgage Pass-Through Trust Series 2000-H 2B1(c)		4.3370	05/25/30	17,850
241,497	First Horizon Mortgage Pass-Through Trust Series 2007-AR3 2A2(c)		4.2830	11/25/37	209,584
405,911	Flagstar Mortgage Trust Series 2017-1 1A7(b),(c)		3.5000	03/25/47	360,958
934,946	GCAT 2022-NQM4 Trust Series 2022-NQM4 A3(b),(e)		5.7300	09/25/67	907,826
38,370	GMACM Mortgage Loan Trust Series 2005-AR1 4A(c)		0.0001	03/18/35	37,583
345,092	GMACM Mortgage Loan Trust Series 2006-J1 A2		5.7500	04/25/36	295,614
102,631	GSMPS Mortgage Loan Trust 1998-5 A Series 1998-5 A(b),(c)		7.5000	06/19/27	98,612
174,390	GSMPS Mortgage Loan Trust 1999-2 A Series 1999-2 A(b),(c)		8.0000	09/19/27	169,944
174,243	GSR Mortgage Loan Trust Series 2003-5F 2A1		4.0000	08/25/32	166,330
32,211	GSR Mortgage Loan Trust Series 2004-2F 6A1		7.0000	01/25/34	32,262
41,380	GSR Mortgage Loan Trust Series 2004-6F 1A2		5.0000	05/25/34	39,539
45,513	GSR Mortgage Loan Trust Series 2004-14 3A2(c)		4.0330	12/25/34	41,373
940,263	GSR Mortgage Loan Trust Series 2005-3F 1A3		5.5000	03/25/35	817,950
109,228	GSR Mortgage Loan Trust Series 2005-AR4 4A1(c)		5.3750	07/25/35	105,375
120,717	GSR Mortgage Loan Trust Series 2006-AR1 2A1(c)		3.8940	01/25/36	118,147
413,140	GSR Mortgage Loan Trust Series 2006-2F 2A1		5.7500	02/25/36	365,590

CATALYST ENHANCED INCOME STRATEGY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 89.5% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 36.7% (Continued)
255,894	GSR Mortgage Loan Trust Series 2006-3F 2A7		5.7500	03/25/36	$233,763
514,174	GSR Mortgage Loan Trust Series 2006-9F 4A1		6.5000	10/25/36	245,099
114,733	HomeBanc Mortgage Trust Series 2004-2 A1(a)	US0001M + 0.740%	5.8900	12/25/34	107,653
952,732	HOMES Trust Series 2023-NQM1 A2(b),(e)		6.7350	01/25/68	945,029
473,202	HSI Asset Loan Obligation Trust Series 2007-2 3A6		6.0000	09/25/37	172,318
272,508	Impac CMB Trust Series 2004-9 1A2(a)	US0001M + 0.880%	6.0300	01/25/35	248,478
716,065	Impac CMB Trust Series 2004-9 M2(a)	US0001M + 0.975%	6.1250	01/25/35	635,754
1,085,899	Impac CMB Trust Series 2004-10 1A1(a)	US0001M + 0.640%	5.7900	03/25/35	995,210
154,934	Impac CMB Trust Series 2004-10 4A1(a)	US0001M + 0.740%	5.8900	03/25/35	140,785
1,049,866	Impac CMB Trust Series 2005-1 M2(a)	US0001M + 0.750%	5.9000	04/25/35	970,742
360,774	Impac CMB Trust Series 2005-5 M1(a)	US0001M + 0.510%	5.9150	08/25/35	320,861
2,010,073	IndyMac IMSC Mortgage Loan Trust Series 2007-F2 1A4		6.0000	07/25/37	1,482,351
527,203	IndyMac INDA Mortgage Loan Trust Series 2006-AR1 A3(c)		3.3540	08/25/36	413,095
1,021,598	IndyMac INDX Mortgage Loan Trust Series 2004-AR2 AX2(c)		4.0910	06/25/34	813,802
151,280	IndyMac INDX Mortgage Loan Trust Series 2005-AR3 3A1(c)		3.5140	04/25/35	143,530
102,256	IndyMac INDX Mortgage Loan Trust Series 2005-AR5 4A1(c)		3.8610	05/25/35	74,311
1,144,498	IndyMac INDX Mortgage Loan Trust Series 2006-AR3 3A1B(c)		3.2900	04/25/36	979,065
1,366,678	JP Morgan Alternative Loan Trust Series 2005-S1 1A6		6.5000	12/25/35	566,224
5,299	JP Morgan Mortgage Trust Series 2004-A3 2A1(c)		5.3650	07/25/34	5,107
137,977	JP Morgan Mortgage Trust Series 2004-S1 1A7		5.0000	09/25/34	141,011
317,554	JP Morgan Mortgage Trust Series 2004-A6 B1(c)		3.8890	12/25/34	292,372
34,302	JP Morgan Mortgage Trust Series 2005-A1 4A1(c)		4.2010	02/25/35	33,067
300,619	JP Morgan Mortgage Trust Series 2007-A1 5A4(c)		4.0470	07/25/35	285,142
756,194	JP Morgan Mortgage Trust Series 2005-A4 B1(c)		4.1210	07/25/35	688,690
126,650	JP Morgan Mortgage Trust Series 2005-A6 1A2(c)		4.1060	09/25/35	118,525
957,270	JP Morgan Mortgage Trust Series 2005-S3 1A1		6.5000	01/25/36	528,643
31,752	JP Morgan Mortgage Trust Series 2006-A2 2A2(c)		4.0090	04/25/36	27,728
223,806	JP Morgan Mortgage Trust Series 2007-S1 2A10		6.0000	03/25/37	100,455
444,062	JP Morgan Mortgage Trust Series 2007-A3 1A1(c)		3.9550	05/25/37	387,880
251,028	JP Morgan Mortgage Trust Series 2016-1 A7(b),(c)		3.5000	05/25/46	223,876
10,942	Lehman Mortgage Trust Series 2007-9 1A1		6.0000	10/25/37	14,501
9,903	MASTR Adjustable Rate Mortgages Trust Series 2003-5 4A1(c)		2.1630	11/25/33	8,525
26,480	MASTR Adjustable Rate Mortgages Trust Series 2004-4 4A1(c)		3.8850	05/25/34	24,813
444,427	MASTR Adjustable Rate Mortgages Trust Series 2005-2 3A1(c)		3.5170	03/25/35	402,348
188,611	MASTR Adjustable Rate Mortgages Trust Series 2006-2 1A1(c)		4.6500	04/25/36	178,180
155,487	MASTR Alternative Loan Trust Series 2005-5 2A3		5.5000	07/25/25	145,868

CATALYST ENHANCED INCOME STRATEGY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 89.5% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 36.7% (Continued)
6,696	MASTR Alternative Loan Trust Series 2004-5 1A1		5.5000	06/25/34	$6,473
79,042	MASTR Alternative Loan Trust Series 2005-3 2A1		6.0000	03/25/35	71,218
106,906	MASTR Alternative Loan Trust Series 2005-6 3A1		5.5000	12/25/35	84,820
351	MASTR Asset Securitization Trust Series 2005-1 1A1(f)		5.0000		167
695,766	MASTR Asset Securitization Trust Series 2004-3 4A10		5.5000	03/25/34	618,210
763,594	MASTR Reperforming Loan Trust Series 2005-1 1A5(b)		8.0000	08/25/34	647,841
7,040,223	MASTR Reperforming Loan Trust Series 2006-2 1A1(b),(c)		4.0390	05/25/36	5,532,334
685,659	Merrill Lynch Alternative Note Asset Trust Series 2007-A2 A3D(a)	US0001M + 0.600%	5.7500	03/25/37	29,373
926,789	Merrill Lynch Mortgage Investors Trust Series 2003-B B1(a)	US0001M + 1.125%	6.2750	04/25/28	796,000
190,506	Merrill Lynch Mortgage Investors Trust Series 2005-A1 1A(c)		2.1580	12/25/34	184,430
1,040,517	Merrill Lynch Mortgage Investors Trust Series 2006-AF2 AF1		5.2770	10/25/36	442,702
57,012	Morgan Stanley Mortgage Loan Trust Series 2004-5AR 1A1(c)		4.0250	07/25/34	56,528
1,000,000	Morgan Stanley Mortgage Loan Trust Series 2005-6AR 1B3(a)	US0001M + 2.025%	7.1750	11/25/35	942,765
273,410	Morgan Stanley Mortgage Loan Trust Series 2006-2 2A4		5.7500	02/25/36	245,684
911,102	Morgan Stanley Mortgage Loan Trust Series 2006-2 6A		6.5000	02/25/36	435,277
570,133	Morgan Stanley Mortgage Loan Trust Series 2006-8AR 3A(c)		4.4490	06/25/36	435,423
634,237	Morgan Stanley Mortgage Loan Trust Series 2006-7 4A7		6.0000	06/25/36	346,371
1,079,141	Morgan Stanley Mortgage Loan Trust Series 2006-11 3A3		6.0000	08/25/36	741,402
1,232,642	Morgan Stanley Mortgage Loan Trust Series 2006-11 3A1		6.0000	08/25/36	846,862
290,388	MortgageIT Trust Series 2004-2 B1(a)	US0001M + 1.800%	6.9500	12/25/34	277,681
5,373	MortgageIT Trust Series 2005-1 2M1(a)	US0001M + 1.250%	6.4200	02/25/35	5,182
965,826	NAAC Reperforming Loan REMIC Trust Certificates Series 2004-R3 A1(b)		6.5000	02/25/35	864,909
2,208,000	New Century Alternative Mortgage Loan Trust Series 2006-ALT2 AF6B(e)		1.0230	10/25/36	142,106
453,586	Nomura Asset Acceptance Corp Alternative Loan Trust Series 2004-AP2 A5(e)		6.0000	07/25/34	403,490
1,220,895	Nomura Asset Acceptance Corp Alternative Loan Trust Series 2005-AP3 A3(c)		5.3180	08/25/35	597,318
587,067	Nomura Asset Acceptance Corp Alternative Loan Trust Series 2005-AR4 5A3(a)	US0001M + 0.580%	5.7300	08/25/35	293,051
888,807	Nomura Asset Acceptance Corp Alternative Loan Trust Series 2005-AR5 2A1(c)		3.7060	10/25/35	514,445
11,225,617	Nomura Asset Acceptance Corp Alternative Loan Trust Series 2006-AR2 3A1(a)	US0001M + 0.400%	0.9020	04/25/36	2,773,668
542,642	OBX 2021-NQM1 Trust Series 2021-NQM1 A1(b),(c)		1.0720	02/25/66	444,549
685,289	OBX 2022-NQM7 Trust Series 2022-NQM7 A3(b),(e)		5.7000	08/25/62	659,448
471,951	OBX 2023-NQM1 Trust Series 2023-NQM1 A2(b),(c)		6.5000	11/25/62	467,164
326,186	PHH Alternative Mortgage Trust Series 2007-2 2A2		6.0000	05/25/37	271,534
63,714	Prime Mortgage Trust Series 2004-1 1A6		5.2500	08/25/34	60,110

CATALYST ENHANCED INCOME STRATEGY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 89.5% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 36.7% (Continued)
797,700	Prime Mortgage Trust Series 2007-1 A2		6.0000	03/25/37	$668,374
295,849	RALI Trust Series 2005-QO1 A2(a)	12MTA + 1.500%	5.2430	08/25/35	244,118
3,752,667	RALI Trust Series 2006-QO2 A2(a)	US0001M + 0.540%	2.3400	02/25/46	796,111
2,563,837	RALI Trust Series 2006-QO3 A2(a)	US0001M + 0.520%	3.0610	04/25/46	780,261
80,876	RALI Trust Series 2006-QS17 A4		6.0000	12/25/36	64,901
291,335	Residential Asset Securitization Trust Series 2004-A7 A2		5.5000	10/25/34	273,393
123,916	Residential Asset Securitization Trust Series 2005-A4 A1(a)	US0001M + 0.450%	5.5000	04/25/35	67,472
6,278,360	Residential Asset Securitization Trust Series 2005-A11 2A1		4.8500	10/25/35	2,506,131
484,238	Residential Asset Securitization Trust Series 2006-A1 1A1		6.0000	04/25/36	220,313
3,694,853	Residential Asset Securitization Trust Series 2006-A6 1A13		3.5430	07/25/36	1,086,928
2,853,683	Residential Asset Securitization Trust Series 2006-A6 1A14		3.5430	07/25/36	839,477
745,366	Residential Asset Securitization Trust Series 2006-A6 1A1		3.8390	07/25/36	230,314
591,938	Residential Asset Securitization Trust Series 2006-A8 2A2		6.7500	08/25/36	184,754
894,473	Residential Asset Securitization Trust Series 2006-A13 A1		6.2500	12/25/36	333,680
4,295,814	Residential Asset Securitization Trust Series 2007-A1 A9		4.0720	03/25/37	1,412,373
1,236,482	Residential Asset Securitization Trust Series 2007-A5 2A5		6.0000	05/25/37	708,397
361,771	Residential Asset Securitization Trust Series 2007-A7 A6		6.0000	07/25/37	156,726
2,427,746	Residential Asset Securitization Trust Series 2007-A8 3A1(c)		3.1450	08/25/37	1,126,914
212,765	Residential Asset Securitization Trust Series 2007-A8 1A2		6.0000	08/25/37	121,465
1,506,426	Residential Asset Securitization Trust Series 2007-A9 A7		3.6530	09/25/37	655,039
1,347,028	Residential Asset Securitization Trust Series 2007-A9 A3		3.6530	09/25/37	585,728
46,653	RFMSI Trust Series 2006-S3 A2		5.5000	03/25/36	37,462
1,499,953	RFMSI Trust Series 2006-SA4 2A1(c)		5.2050	11/25/36	1,254,220
1,291,329	RFMSI Trust Series 2007-S1 A4		6.0000	01/25/37	1,007,706
650,528	RFMSI Trust Series 2007-S1 A5		6.0000	01/25/37	507,650
194,539	RFMSI Series 2007-S6 1A16		6.0000	06/25/37	147,668
370,067	STARM Mortgage Loan Trust Series 2007-2 3A3(c)		4.1410	04/25/37	226,676
230,964	Starwood Mortgage Residential Trust Series 2021-2 A3(b),(c)		1.4310	05/25/65	205,670
167,107	Structured Adjustable Rate Mortgage Loan Trust Series 2004-17 A1(c)		3.5850	11/25/34	148,833
209,285	Structured Adjustable Rate Mortgage Loan Trust Series 2004-19 1A2(c)		3.4350	01/25/35	198,572
95,498	Structured Adjustable Rate Mortgage Loan Trust Series 2005-7 3A1(c)		5.0500	04/25/35	93,023
198,930	Structured Asset Mortgage Investments II Trust Series 2007-AR3 2A1(a)	US0001M + 0.190%	5.3400	09/25/47	179,437
1,587,762	Structured Asset Securities Corporation Series 1998-RF1 A(b),(c)		3.9520	04/15/27	1,585,179
1,180,071	SunTrust Alternative Loan Trust Series 2006-1F 2A		6.5000	04/25/36	502,357

CATALYST ENHANCED INCOME STRATEGY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 89.5% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 36.7% (Continued)
4,633,297	TBW Mortgage-Backed Trust Series 2006-3 3A		1.9120	07/25/36	$1,228,826
164,504	TBW Mortgage-Backed Trust Series 2006-2 3A1		5.5000	07/25/36	11,430
20,785,000	TBW Mortgage-Backed Trust Series 2006-5 A4(e)		1.7180	11/25/36	3,236,170
1,963,000	TBW Mortgage-Backed Trust Series 2007-2 A2B(c)		1.4970	07/25/37	139,036
1,525,000	TBW Mortgage-Backed Trust Series 2007-2 A3B(c)		1.4970	07/25/37	107,850
3,295,120	TBW Mortgage-Backed Trust Series 2007-2 A6B(e)		1.4970	07/25/37	231,379
11,158	Thornburg Mortgage Securities Trust Series 2006-4 A2B(c)		3.8890	07/25/36	9,242
1,964,466	Thornburg Mortgage Securities Trust Series 2007-2 A2A(a)	US0012M + 1.250%	2.8200	06/25/37	1,675,643
5,697,336	Thornburg Mortgage Securities Trust Series 2006-3 A1(c)		3.2400	06/25/46	3,909,873
321,304	Thornburg Mortgage Securities Trust Series 2007-3 3A1(a)	US0012M + 1.250%	7.1510	06/25/47	271,846
2,125,745	Verus Securitization Trust Series 2021-3 A1(b),(c)		1.0460	06/25/66	1,782,217
467,013	Verus Securitization Trust Series 2023-1 A2(b),(e)		6.5600	12/25/67	464,474
978,858	Verus Securitization Trust Series 2023-4 A2(b),(e)		6.1160	05/25/27	966,931
1,000,000	Verus Securitization Trust Series 2023-5 A2(b),(e)		6.7590	06/25/68	999,967
77,109	WaMu Mortgage Pass-Through Certificates Series 2003-AR9 2B1(c)		4.1640	09/25/33	68,086
14,354	WaMu Mortgage Pass-Through Certificates Series 2004-CB2 1A		5.0000	07/25/34	14,056
210,070	WaMu Mortgage Pass-Through Certificates Series 2005-AR16 1A3(c)		3.8550	12/25/35	191,957
71,957	WaMu Mortgage Pass-Through Certificates Series 2005-AR18 2A1(c)		3.7850	01/25/36	64,258
733,835	WaMu Mortgage Pass-Through Certificates Series 2007-HY3 1A1(c)		3.4720	03/25/37	584,572
210,875	Washington Mutual Mortgage Pass-Through Certificates Series 2005-4 CB11		5.5000	06/25/35	186,596
624,954	Washington Mutual Mortgage Pass-Through Certificates Series 2006-2 1A4(a)	US0001M + 0.700%	5.8500	03/25/36	563,739
1,176,074	Washington Mutual Mortgage Pass-Through Certificates Series 2006-7 A1A(e)		4.0230	09/25/36	339,562
37,008	Wells Fargo Alternative Loan Trust Series 2007-PA2 2A1(a)	US0001M + 0.430%	5.5800	06/25/37	29,853
3,458,268	Wells Fargo Alternative Loan Trust Series 2007-PA3 3A6		6.5000	07/25/37	2,971,004
256,031	Wells Fargo Mortgage Backed Securities Series 2006-7 2A1		6.0000	06/25/36	215,051
					148,506,329
	HOME EQUITY — 13.4%
97,543	ABFC Trust Series 2003-AHL1 A1(e)		4.1840	03/25/33	94,512
2,247	ABFC Trust Series 2003-AHL1 M1(a)	US0001M + 1.275%	6.4250	03/25/33	2,313
1,955,532	ABFC Trust Series 2004-OPT4 M2(a)	US0001M + 1.770%	6.9200	12/25/33	1,874,815
7,402,165	ACE Securities Corp Home Equity Loan Trust Series 2007-HE5 A2C(a)	US0001M + 0.360%	1.5550	07/25/37	3,021,516
48,423	AFC Home Equity Loan Trust Series 1998-1 1A1(a)	US0001M + 0.660%	5.7980	04/25/28	48,203
252,094	AFC Home Equity Loan Trust Series 1998-2 2A(a)	US0001M + 0.550%	5.7000	06/25/28	244,961
73,969	Ameriquest Mortgage Securities Asset-Backed Pass-Through Ctfs Series 2002-AR1 M2(a)	US0001M + 1.950%	3.4070	09/25/32	63,618

CATALYST ENHANCED INCOME STRATEGY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 89.5% (Continued)
	HOME EQUITY — 13.4% (Continued)
167,056	Amresco Residential Securities Corp Mortgage Loan Trust Series 1997-3 M2F(c)		4.9660	09/25/27	$153,638
540,229	Bayview Financial Acquisition Trust Series 2007-A 2A(a)	US0001M + 0.525%	5.7030	05/28/37	492,663
1,072,087	Bayview Financial Mortgage Pass-Through Trust Series 2004-B A1(a),(b)	US0001M + 1.000%	6.1780	05/28/39	892,965
2,883,485	Bayview Financial Mortgage Pass-Through Trust Series 2007-B 2A3(a)	US0001M + 1.275%	1.2790	08/28/47	902,461
944,229	Bayview Financial Mortgage Pass-Through Trust Series 2007-B 2A4(a)	US0001M + 1.050%	1.2790	08/28/47	295,533
334,034	Bear Stearns Asset Backed Securities I Trust Series 2004-FR2 M5(a)	US0001M + 2.625%	4.9020	06/25/34	303,492
412,395	Bear Stearns Asset Backed Securities I Trust Series 2004-FR3 M5(a)	US0001M + 2.850%	4.9980	09/25/34	367,507
575,893	Bear Stearns Asset Backed Securities I Trust Series 2004-HE6 M2(a)	US0001M + 1.875%	5.0870	08/25/34	570,458
159,158	Bear Stearns Asset Backed Securities I Trust Series 2004-HE7 M1(a)	US0001M + 0.900%	6.0500	08/25/34	153,231
111,644	Bear Stearns Asset Backed Securities I Trust Series 2004-HE7 M5(a)	US0001M + 2.925%	8.0750	08/25/34	104,675
915,923	Bear Stearns Asset Backed Securities Trust Series 2004-2 M2(a)	US0001M + 2.850%	7.0740	08/25/34	915,232
457,270	Bear Stearns Asset Backed Securities Trust Series 2004-HE3 M5(a)	US0001M + 2.775%	4.9390	04/25/34	430,834
9,408	Centex Home Equity Loan Trust Series 2002-A AF6		5.5400	01/25/32	9,100
294,291	Centex Home Equity Loan Trust Series 2004-C M3(a)	US0001M + 1.005%	4.2290	06/25/34	279,119
180,852	CHEC Loan Trust Series 2004-2 M1(a)	US0001M + 0.960%	6.1100	06/25/34	176,360
4,725,000	Credit Suisse Seasoned Loan Trust Series 2006-1 M1(a),(b)	US0001M + 0.825%	3.7800	10/25/34	4,567,726
652,865	Delta Funding Home Equity Loan Trust Series 1999-3 A1A(a)	US0001M + 0.820%	6.0130	09/15/29	627,376
427,000	Delta Funding Home Equity Loan Trust Series 1998-1 B1A(a)	US0001M + 1.890%	7.0400	05/25/30	415,411
700,798	EMC Mortgage Loan Trust Series 2001-A A(a),(b)	US0001M + 0.740%	5.8900	05/25/40	671,611
4,245,000	EMC Mortgage Loan Trust Series 2004-B M2(a),(b)	US0001M + 3.375%	4.2460	01/25/41	3,815,448
97,735	GE Mortgage Services, LLC Series 1998-HE2 A6(c)		6.6450	09/25/28	93,357
147,967	GSAA Home Equity Trust Series 2005-3 B2(a)	US0001M + 1.950%	7.1000	12/25/34	140,331
466,410	GSAA Home Equity Trust Series 2005-12 AF3(c)		5.0690	09/25/35	317,491
11,286,673	GSAA Home Equity Trust Series 2006-3 A4(a)	US0001M + 0.700%	1.4060	03/25/36	923,193
200,307	GSAA Home Equity Trust Series 2006-6 AF4(e)		6.6210	03/25/36	60,317
1,427,020	GSAA Home Equity Trust Series 2006-18 AF4B(e)		1.3370	11/25/36	78,778
2,076,558	GSAA Home Equity Trust Series 2006-18 AF3B(c)		1.3370	11/25/36	115,721
1,655,000	GSAA Home Equity Trust Series 2006-18 AF5B(e)		1.3370	11/25/36	91,282
2,936,867	GSR Mortgage Loan Trust Series 2005-AR3 6A1(c)		3.9090	05/25/35	2,471,473
232,989	Home Equity Asset Trust Series 2003-1 M1(a)	US0001M + 1.500%	6.6500	06/25/33	227,605
44,563	Home Equity Asset Trust Series 2003-3 M2(a)	US0001M + 2.370%	7.5200	08/25/33	42,533
2,769,946	Home Equity Asset Trust Series 2004-5 M6(a)	US0001M + 1.950%	4.6930	11/25/34	2,623,484

CATALYST ENHANCED INCOME STRATEGY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 89.5% (Continued)
	HOME EQUITY — 13.4% (Continued)
735,695	Home Equity Asset Trust Series 2004-8 M5(a)	US0001M + 1.600%	6.7500	03/25/35	$687,533
3,972,085	Home Equity Loan Trust Series 2006-HSA2 AI3(c)		1.6310	03/25/36	213,654
103,504	Home Equity Mortgage Loan Asset-Backed Trust Series SPMD 2003- A Series 2003-A AV2(a)	US0001M + 0.860%	4.3020	10/25/33	103,442
313,129	Home Equity Mortgage Loan Asset-Backed Trust Series SPMD 2004-C M3 Series 2004-C M3(a)	US0001M + 0.975%	4.1000	03/25/35	277,000
184,628	Home Equity Mortgage Loan Asset-Backed Trust Series SPMD 2004-C M7(a)	US0001M + 2.625%	4.1000	03/25/35	154,866
30,601	Irwin Home Equity Loan Trust Series 2004-1 2B1(a)	US0001M + 3.075%	8.2250	12/25/34	30,423
940,648	Mastr Asset Backed Securities Trust Series 2003-OPT2 M4(a)	US0001M + 5.775%	2.3700	05/25/33	747,147
64,771	Mastr Asset Backed Securities Trust Series 2005-WMC1 M4(a)	US0001M + 0.945%	6.0950	03/25/35	66,951
5,367,108	Mastr Asset Backed Securities Trust Series 2006-WMC2 A5(a)	US0001M + 0.500%	2.4850	04/25/36	1,380,736
348,572	Meritage Mortgage Loan Trust Series 2004-1 M1(a)	US0001M + 0.750%	5.9000	07/25/34	336,643
664,985	Merrill Lynch Mortgage Investors Trust Series 2004-HE1 M2(a)	US0001M + 2.250%	7.4000	04/25/35	605,096
508,942	Merrill Lynch Mortgage Investors Trust Series 2006-AR1 A1(a)	US0001M + 0.330%	5.4800	03/25/37	183,596
58,606	Morgan Stanley A.B.S Capital I Inc Trust Series 2004-HE1 B1(a)	US0001M + 2.625%	7.7750	01/25/34	57,205
314,638	Morgan Stanley A.B.S Capital I Inc Trust Series 2004-SD2 M1(a)	US0001M + 0.930%	6.0800	04/25/34	311,687
170,834	Morgan Stanley A.B.S Capital I Inc Trust Series 2007-HE5 A2C(a)	US0001M + 0.250%	0.6720	03/25/37	72,207
493,084	New Century Home Equity Loan Trust Series 2003-A M1(a),(b)	US0001M + 1.125%	3.4390	10/25/33	490,733
833,077	Nomura Home Equity Loan Inc Home Equity Loan Trust Series 2006 - AF1 A4(a)	US0001M + 0.330%	5.8100	10/25/36	188,366
351,509	NovaStar Mortgage Funding Trust Series 2003-1 M1(a)	US0001M + 1.425%	6.5750	05/25/33	326,560
666,913	NovaStar Mortgage Funding Trust Series 2004-1 M3(a)	US0001M + 0.825%	5.9750	06/25/34	642,690
167,479	NovaStar Mortgage Funding Trust Series 2004-1 M4(a)	US0001M + 1.463%	6.6130	06/25/34	157,819
884,615	NovaStar Mortgage Funding Trust Series 2006-4 A2C(a)	US0001M + 0.300%	5.4500	09/25/36	383,757
3,024,758	NovaStar Mortgage Funding Trust Series 2006-6 A2B(a)	US0001M + 0.200%	0.6220	01/25/37	1,059,930
747,374	RASC Series 2003-KS11 MII2 Trust Series 2003-KS11 MII2(a)	US0001M + 1.200%	5.6090	01/25/34	737,941
254,492	RASC Series 2004-KS10 M4 Trust Series 2004-KS10 M4(a)	US0001M + 2.475%	7.6250	11/25/34	233,833
19,817	Renaissance Home Equity Loan Trust Series 2002-4 M2(e)		6.5430	03/25/33	13,722
333,975	Renaissance Home Equity Loan Trust Series 2003-2 M1(a)	US0001M + 1.238%	3.8230	08/25/33	312,219
54,701	Renaissance Home Equity Loan Trust Series 2005-2 AF4(e)		5.4340	08/25/35	53,539
330,202	Renaissance Home Equity Loan Trust Series 2007-2 AF2(e)		5.6750	06/25/37	95,591
177,009	Renaissance Home Equity Loan Trust Series 2007-3 AF3(e)		7.2380	09/25/37	77,116
10,873,252	Renaissance Home Equity Loan Trust 2007-1 AF3 Series 2007-1 AF3(e)		4.6920	04/25/37	3,095,697
431,110	Renaissance Home Equity Loan Trust 2007-1 AF5 Series 2007-1 AF5(e)		4.9400	04/25/37	126,723
631,682	Saxon Asset Sec Trust Mtg Ln Asset Bk Cert Series 2000-1 BF1(c)		9.7600	02/25/30	720,671
3,392,722	Structured Asset Securities Corp Mortgage Loan Series 2005-NC2 M7(a)	US0001M + 1.050%	3.8450	05/25/35	3,001,661
1,573,412	Structured Asset Securities Corp Trust Series 2005-SC1 1A2(b),(c)		6.8240	05/25/31	1,254,338

CATALYST ENHANCED INCOME STRATEGY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 89.3% (Continued)
	HOME EQUITY — 13.4% (Continued)
17,756	Terwin Mortgage Trust Series 2004-7HE M1(a),(b)	US0001M + 1.275%	6.4250	07/25/34	$16,360
23,587,000	Terwin Mortgage Trust Series 2006-3 2A3(a),(b)	US0001M + 0.620%	1.7720	04/25/37	7,498,540
					54,396,335
	MANUFACTURED HOUSING — 0.4%
1,420,764	BCMSC Trust Series 1999-B A4(c)		7.3000	12/15/29	183,865
1,611,849	BCMSC Trust Series 2000-A A4(c)		8.2900	06/15/30	226,762
500,000	Cascade MH Asset Trust Series 2019-MH1 M(b),(c)		5.9850	11/01/44	468,395
652,913	UCFC Manufactured Housing Contract Series 1998-1 M(c)		6.9800	07/15/29	610,943
					1,489,965
	NON AGENCY CMBS — 25.5%
2,841,000	Bayview Commercial Asset Trust Series 2006-SP1 B1(a),(b)	US0001M + 1.650%	6.8000	04/25/36	2,721,128
1,423,959	Bayview Commercial Asset Trust Series 2007-2A M1(a),(b)	US0001M + 0.370%	5.5200	07/25/37	1,243,730
10,540,294	Bayview Commercial Asset Trust Series 2007-6A A4A(a),(b)	US0001M + 1.500%	3.4910	12/25/37	9,002,119
2,869,000	CFCRE Commercial Mortgage Trust Series 2011-C2 E(b),(c)		5.2490	12/15/47	2,337,034
3,550,000	CG-CCRE Commercial Mortgage Trust Series 2014-FL1 D(a),(b)	US0001M + 2.750%	7.9430	06/15/31	2,520,500
6,357,126	Citigroup Commercial Mortgage Trust Series 2014-GC21 E(b),(c)		3.5880	05/10/47	4,319,135
3,100,000	Citigroup Commercial Mortgage Trust Series 2014-GC21 D(b),(c)		5.1050	05/10/47	2,597,016
4,565,000	Citigroup Commercial Mortgage Trust Series 2015-GC35 D		3.2360	11/10/48	2,823,309
5,000,000	Citigroup Commercial Mortgage Trust Series 2015-GC35 C(c)		4.6100	11/10/48	4,287,283
4,108,000	COMM Mortgage Trust Series 2013-CR12 C(c)		5.2010	10/10/46	2,048,469
2,964,000	Commercial Mortgage Pass Through Certificates Series 2012-LTRT B(b)		3.8000	10/05/30	2,344,524
4,000,000	CSAIL Commercial Mortgage Trust Series 2015-C2 D(c)		4.3150	06/15/57	2,512,636
6,242,284	GS Mortgage Securities Corporation II Series 2018-SRP5 A(a),(b)	US0001M + 1.800%	6.9930	09/15/31	5,149,137
3,622,300	GS Mortgage Securities Trust Series 2014-GC22 D(b),(c)		4.8420	06/10/47	2,916,091
5,726,000	GS Mortgage Securities Trust Series 2014-GC22 E(b)		3.5820	06/10/47	3,995,483
1,350,000	HMH Trust Series 2017-NSS E(b)		6.2920	07/05/31	695,250
7,005,000	JP Morgan Chase Commercial Mortgage Securities Trust Series 2011- C3 C(b),(c)		5.3600	02/15/46	6,642,033
4,055,000	JPMBB Commercial Mortgage Securities Trust Series 2013-C14 C(c)		4.4300	08/15/46	3,669,775
1,250,000	JPMBB Commercial Mortgage Securities Trust Series 2015-C32 D(c)		4.3050	11/15/48	589,420
3,500,000	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C31 Series 2016-C31 D(b),(c)		3.0000	11/15/49	1,914,434
2,626,409	Morgan Stanley Capital I Trust Series 2006-HQ10 B(c)		5.4480	11/12/41	2,233,301
4,000,000	Morgan Stanley Capital I Trust Series 2012-C4 E(b),(c)		5.3360	03/15/45	2,635,224
2,740,000	Morgan Stanley Capital I Trust Series 2006-T21 C(b),(c)		5.2110	10/12/52	2,650,676

CATALYST ENHANCED INCOME STRATEGY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 89.5% (Continued)
	NON AGENCY CMBS — 25.5% (Continued)
3,800,000	MSBAM Commercial Mortgage Securities Trust Series 2012-CKSV B(b)		4.0880	10/15/30	$2,753,100
235,000	MSBAM Commercial Mortgage Securities Trust Series 2012-CKSV C(b),(c)		4.4230	10/15/30	156,275
6,500,000	Palisades Center Trust Series 2016-PLSD A(b)		2.7130	04/13/33	3,756,240
14,816,557	Starwood Retail Property Trust Series 2014-STAR A(a),(b)	US0001M + 1.470%	6.6640	11/15/27	10,875,352
7,767,000	UBS-Barclays Commercial Mortgage Trust Series 2012-C2 D(b),(c)		4.8420	05/10/63	497,865
462,729	Velocity Commercial Capital Loan Trust Series 2022-3 M1(b),(c)		6.1300	06/25/52	445,999
2,088,626	Wachovia Bank Commercial Mortgage Trust Series 2006-C24 E(c)		5.6150	03/15/45	1,955,794
3,106,000	Wells Fargo Commercial Mortgage Trust Series 2015-SG1 D(c)		4.6010	12/15/47	2,023,678
6,000,000	WFRBS Commercial Mortgage Trust Series 2013-C14 D(b),(c)		4.0360	06/15/46	4,150,356
6,546,000	WFRBS Commercial Mortgage Trust Series 2013-C15 D(b),(c)		4.5840	08/15/46	2,856,190
3,000,000	WFRBS Commercial Mortgage Trust Series 2014-C22 E(b)		3.4550	09/15/57	1,626,156
					102,944,712
	RESIDENTIAL MORTGAGE — 13.5%
452,197	Bear Stearns Asset Backed Securities Trust Series 2003-SD2 B1(c)		4.2670	06/25/43	386,695
64,415	Bear Stearns Asset Backed Securities Trust Series 2004-SD4 A1(a)	US0001M + 0.900%	6.0500	08/25/44	60,859
25,872	Bear Stearns Asset Backed Securities Trust Series 2006-SD3 21A1(c)		3.9590	07/25/36	25,435
92,060	Carrington Mortgage Loan Trust Series 2004-NC2 M1(a)	US0001M + 1.035%	6.1850	08/25/34	86,918
5,644,887	Carrington Mortgage Loan Trust Series 2006-FRE2 A5(a)	US0001M + 0.080%	2.8170	03/25/35	4,432,864
9,789,921	Carrington Mortgage Loan Trust Series 2006-FRE2 A2(a)	US0001M + 0.120%	2.8310	10/25/36	7,690,347
2,350,878	Carrington Mortgage Loan Trust Series 2006-FRE2 A3(a)	US0001M + 0.160%	2.8440	10/25/36	1,846,956
2,615,914	C-BASS TRUST Series 2007-CB1 AF3(e)		1.0300	01/25/37	818,798
3,946,973	C-BASS TRUST Series 2007-CB1 AF1B(e)		1.0300	01/25/37	1,234,573
2,640,911	C-BASS TRUST Series 2007-CB1 AF2(e)		5.7210	01/25/37	826,656
3,436,261	C-BASS TRUST Series 2007-CB1 AF6(e)		5.8350	01/25/37	1,075,298
350,305	Chase Funding Trust Series 2003-3 2M2(a)	US0001M + 1.845%	6.9950	11/25/32	340,786
1,412,854	Countrywide Asset-Backed Certificates Series 2004-SD2 B1(a),(b)	US0001M + 4.050%	4.8030	08/25/32	1,408,525
573,059	Countrywide Asset-Backed Certificates Series 2004-8 M6(a)	US0001M + 2.175%	7.3250	08/25/34	452,454
106,360	Countrywide Asset-Backed Certificates Series 2004-ECC2 M2(a)	US0001M + 0.975%	6.1250	12/25/34	105,770
196,090	Countrywide Asset-Backed Certificates Series 2006-SD3 A1(a),(b)	US0001M + 0.660%	5.8100	07/25/36	191,818
37,734	Credit-Based Asset Servicing and Securitization, LLC Series 2002-CB4 B1(a)	US0001M + 2.850%	8.0000	02/25/33	36,964
22,047	Credit-Based Asset Servicing and Securitization, LLC Series 2004-CB6 M2(a)	US0001M + 1.725%	4.3350	07/25/35	20,900
1,727,392	Credit-Based Asset Servicing and Securitization, LLC Series 2004-CB8 M3(a)	US0001M + 1.500%	3.3750	12/25/35	1,446,595
309,835	CWABS Asset-Backed Certificates Trust Series 2006-11 1AF5(e)		3.7610	09/25/46	235,115

CATALYST ENHANCED INCOME STRATEGY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 89.5% (Continued)
	RESIDENTIAL MORTGAGE — 13.5% (Continued)
626,282	Encore Credit Receivables Trust Series 2005-1 M4(a)	US0001M + 1.020%	6.1700	07/25/35	$547,659
159,383	Equity One Mortgage Pass-Through Trust Series 2003-1 M1(c)		4.8600	08/25/33	156,341
655,785	Equity One Mortgage Pass-Through Trust Series 2004-3 M2(e)		3.9270	07/25/34	554,056
778,830	Equity One Mortgage Pass-Through Trust Series 4 M2(c)		5.6640	02/25/33	629,662
246,381	Finance America Mortgage Loan Trust Series 2004-3 M4(a)	US0001M + 1.380%	6.5300	11/25/34	208,228
280,256	First Franklin Mortgage Loan Trust Series 2003-FF5 M3(a)	US0001M + 2.475%	7.6250	03/25/34	258,241
292,770	First Franklin Mortgage Loan Trust Series 2004-FF7 M4(a)	US0001M + 1.800%	6.9500	09/25/34	294,101
141,532	Fremont Home Loan Trust Series 2004-2 M6(a)	US0001M + 2.025%	7.1750	07/25/34	121,671
2,337,471	Fremont Home Loan Trust Series 2006-B 2A4(a)	US0001M + 0.480%	1.2510	08/25/36	783,910
2,789,006	Fremont Home Loan Trust Series 2006-3 2A3(a)	US0001M + 0.340%	1.7280	02/25/37	957,804
8,339,734	GE-WMC Mortgage Securities Trust Series 2006-1 A2B(a)	US0001M + 0.300%	1.3870	08/25/36	3,650,128
3,253,088	GE-WMC Mortgage Securities Trust Series 2006-1 A2C(a)	US0001M + 0.480%	1.4150	08/25/36	1,423,743
273,010	GSAMP Trust Series 2007-FM2 A2A(a)	US0001M + 0.060%	5.2100	01/25/37	159,853
115,510	GSAMP Trust Series 2007-FM2 A2B(a)	US0001M + 0.090%	5.2400	01/25/37	67,633
2,533,568	GSRPM Mortgage Loan Trust Series 2007-1 A(a),(b)	US0001M + 0.400%	5.5500	10/25/46	2,156,950
86,021	Home Equity Mortgage Loan Asset-Backed Trust Series 2006-D 2A3(a)	US0001M + 0.160%	5.3100	11/25/36	73,225
404,202	IXIS Real Estate Capital Trust Series 2006-HE2 A3(a)	US0001M + 0.320%	5.4700	08/25/36	119,309
417,257	Lehman XS Trust Series 2007-3 1BA1(a)	US0001M + 0.320%	5.4700	03/25/37	398,903
392,369	Lehman XS Trust Series 2007-3 1BA2(a)	US0006M + 0.500%	6.1190	03/25/37	387,452
26,259	Long Beach Mortgage Loan Trust Series 2004-3 M1(a)	US0001M + 0.855%	6.0050	07/25/34	25,269
44,650,621	Merrill Lynch Mortgage Investors Trust Series 2006-RM2 A1B(a)	US0001M + 0.470%	0.7340	05/25/37	2,015,364
199,252	Morgan Stanley A.B.S Capital I Inc Trust Series 2004-NC5 M1(a)	US0001M + 0.900%	6.0500	05/25/34	187,073
62,535	Morgan Stanley A.B.S Capital I Inc Trust Series 2004-NC8 M4(a)	US0001M + 1.500%	6.6500	09/25/34	62,780
8,875,000	Morgan Stanley A.B.S Capital I Inc Trust Series 2007-SEA1 2A4(a),(b)	US0001M + 1.900%	1.1140	02/25/47	850,899
3,173,453	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2004-WCW2 M6(a)	US0001M + 2.175%	4.2170	10/25/34	2,669,357
1,267,675	RAMP Trust Series RS9 MII3(a)	US0001M + 2.150%	4.7930	10/25/33	1,037,648
2,034,195	RAMP Trust Series 2007-RS1 A3(a)	US0001M + 0.340%	5.4900	02/25/37	520,732
5,507,967	Securitized Asset Backed Receivables, LLC Trust Series 2007-BR5 A2A(a)	US0001M + 0.130%	2.5400	05/25/37	4,140,170
12,796,980	Securitized Asset Backed Receivables, LLC Trust Series 2007-HE1 A2B(a)	US0001M + 0.220%	0.8060	12/25/36	3,040,100
1,186,433	Specialty Underwriting & Residential Finance Trust Series 2006-BC5 A2C(a)	US0001M + 0.200%	1.6070	11/25/37	656,832
3,535,282	Specialty Underwriting & Residential Finance Trust Series 2006-BC5 A2E(a)	US0001M + 0.420%	1.6560	11/25/37	1,984,398
560,459	Specialty Underwriting & Residential Finance Trust Series 2007-AB1 A2D(a)	US0001M + 0.350%	5.5000	03/25/37	314,994
202,777	Structured Asset Investment Loan Trust Series 2004-5 M5(a)	US0001M + 1.725%	6.8750	05/25/34	181,229

CATALYST ENHANCED INCOME STRATEGY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 89.5% (Continued)
	RESIDENTIAL MORTGAGE — 13.5% (Continued)
645,730	Structured Asset Investment Loan Trust Series 2004-11 M2(a)	US0001M + 0.975%	6.1250	01/25/35	$577,799
278,525	Structured Asset Securities Corp Series 2005-WF1 M8(a)	US0001M + 2.055%	7.2050	02/25/35	267,774
444,575	WaMu Asset-Backed Certificates Series 2007-HE1 1A(a)	US0001M + 0.150%	5.3000	01/25/37	366,313
					54,571,926

	TOTAL ASSET BACKED SECURITIES (Cost $434,276,561)				361,909,267

	U.S. GOVERNMENT & AGENCY OBLIGATIONS — 8.7%
299,586	Fannie Mae REMICS Series 2012-126 DI(d)		3.0000	11/25/27	13,712
516,292	Fannie Mae REMICS Series 2012-94 YS(a),(d)	SOFR30A + 6.650%	1.5000	06/25/39	7,522
943,528	Fannie Mae REMICS Series 2011-124 NS(a),(d)	SOFR30A + 6.500%	1.3500	12/25/41	92,023
77,611	Fannie Mae REMICS Series 2013-42 PD		1.2500	05/25/43	63,837
1,161,088	Fannie Mae REMICS Series 2017-30 MI(d)		4.0000	02/25/44	58,262
39,243	Fannie Mae REMICS Series 2017-6 MI(d)		4.0000	08/25/44	2,500
664,004	Fannie Mae REMICS Series 2017-38 S(a),(d)	SOFR30A + 6.100%	0.9500	05/25/47	64,024
978,885	Fannie Mae REMICS Series 2017-112 SC(a),(d)	SOFR30A + 6.150%	1.0000	01/25/48	104,265
17,186,247	Fannie Mae REMICS Series 2018-28 ID(c),(d)		0.0001	05/25/48	806,994
862,195	Fannie Mae REMICS Series 2019-37 CI(d)		4.5000	09/25/48	184,660
279,693	Fannie Mae REMICS Series 2020-16 SJ(a),(d)	SOFR30A + 6.050%	0.9000	03/25/50	25,448
3,962,449	Fannie Mae REMICS Series 2020-25 PI(d)		3.0000	03/25/50	586,585
716,792	Fannie Mae REMICS Series 2020-20 IA(d)		3.0000	04/25/50	90,813
17,553,545	Fannie Mae REMICS Series 2020-95 IU(d)		1.5000	01/25/51	2,758,830
3,256,172	Fannie Mae REMICS Series 2020-95 IB(d)		2.5000	01/25/51	502,184
8,568,829	Fannie Mae REMICS Series 2021-34 MI(d)		2.5000	03/25/51	1,148,994
6,817,133	Fannie Mae REMICS Series 2021-69 IK(d)		2.0000	05/25/51	1,170,590
7,706,412	Fannie Mae REMICS Series 2021-45 JI(d)		2.5000	07/25/51	1,191,388
3,040,476	Fannie Mae REMICS Series 2021-56 IM(a),(d)	SOFR30A + 2.200%	0.0001	09/25/51	102,072
22,662,346	Fannie Mae REMICS Series 2021-69 JS(a),(d)	SOFR30A + 2.550%	0.0001	10/25/51	546,516
13,113,947	Fannie Mae REMICS Series 2021-80 IA(d)		2.0000	11/25/51	1,695,266
255,481	Freddie Mac REMICS Series 4205 AI(d)		2.5000	05/15/28	9,924
3,313,925	Freddie Mac REMICS Series 4226 IM(d)		3.5000	09/15/31	77,833
9,400,473	Freddie Mac REMICS Series 4639 GS(d)		0.0001	03/15/36	636,510
852,236	Freddie Mac REMICS Series 3852 SW(a),(d)	SOFR30A + 6.000%	0.8070	05/15/41	64,536
165,183	Freddie Mac REMICS Series 3980 TS(a),(d)	SOFR30A + 6.500%	1.3070	09/15/41	16,442
922,362	Freddie Mac REMICS Series 4100 JI(d)		3.5000	10/15/41	118,974

CATALYST ENHANCED INCOME STRATEGY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCY OBLIGATIONS — 8.7% (Continued)
681,583	Freddie Mac REMICS Series 4580 MI(d)		3.5000	02/15/43	$19,668
5,250,294	Freddie Mac REMICS Series 4239 NI(a),(d)	US0001M + 29.458%	0.0001	07/15/43	807,823
156,763	Freddie Mac REMICS Series 4680 LI(d)		4.0000	10/15/43	3,763
72,255	Freddie Mac REMICS Series 4449 PI(d)		4.0000	11/15/43	6,458
498,726	Freddie Mac REMICS Series 4314 SE(a),(d)	SOFR30A + 5.940%	0.8570	03/15/44	46,418
393,172	Freddie Mac REMICS Series 4431 ST(a),(d)	SOFR30A + 5.990%	0.9070	01/15/45	34,924
127,785	Freddie Mac REMICS Series 4818 BI(d)		4.0000	03/15/45	6,596
411,667	Freddie Mac REMICS Series 4672 AI(d)		4.5000	03/15/45	8,495
399,000	Freddie Mac REMICS Series 5050 GL		1.2500	12/25/50	188,537
891,719	Freddie Mac REMICS Series 5071 IF(d)		2.0000	02/25/51	78,164
6,210,604	Freddie Mac REMICS Series 5071 IS(c),(d)		2.0000	02/25/51	732,181
19,626,106	Freddie Mac REMICS Series 5090 SA(a),(d)	SOFR30A + 1.550%	0.0001	03/25/51	102,030
15,468,823	Freddie Mac REMICS Series 5177 AS(a),(d)	SOFR30A + 3.150%	0.0001	12/25/51	249,497
511,281	Government National Mortgage Association Series 2014-118 AI(d)		3.5000	05/16/40	28,089
5,106,590	Government National Mortgage Association Series 2015-3 DS(a),(d)	US0001M + 5.600%	0.4540	11/20/41	75,584
203,451	Government National Mortgage Association Series 2012-36 QS(a),(d)	US0001M + 6.620%	1.4740	03/20/42	12,670
2,752,029	Government National Mortgage Association Series 2017-68 IL(d)		4.0000	08/20/44	201,409
460,207	Government National Mortgage Association Series 2018-154 DI(d)		4.0000	01/20/45	21,755
635,572	Government National Mortgage Association Series 2016-147 PI(d)		3.5000	06/20/45	70,300
231,297	Government National Mortgage Association Series 2016-1 ST(a),(d)	US0001M + 6.200%	1.0430	01/20/46	21,863
4,870,663	Government National Mortgage Association Series 2018-154 SP(a),(d)	US0001M + 6.150%	0.9930	11/20/48	465,236
13,314,481	Government National Mortgage Association Series 2019-20 ES(a),(d)	US0001M + 3.790%	0.0001	02/20/49	296,510
22,337,178	Government National Mortgage Association Series 2019-112 AS(a),(d)	US0001M + 3.410%	0.0001	09/20/49	284,658
15,019,596	Government National Mortgage Association Series 2020-33 AI(d)		3.0000	03/20/50	2,326,641
4,481,909	Government National Mortgage Association Series 2020-122 YI(d)		2.5000	08/20/50	593,019
952,000	Government National Mortgage Association Series 2020-141 ML		1.5000	09/20/50	487,616
8,384,087	Government National Mortgage Association Series 2021-24 LI(d)		2.5000	01/20/51	1,222,584
6,883,882	Government National Mortgage Association Series 2021-49 IP(d)		2.5000	01/20/51	757,833
10,019,309	Government National Mortgage Association Series 2021-41 BI(d)		2.0000	03/20/51	1,357,015
290,582	Government National Mortgage Association Series 2021-89 JL		1.5000	05/20/51	163,321
3,769,248	Government National Mortgage Association Series 2021-83 EI(d)		2.5000	05/20/51	527,254
11,665,376	Government National Mortgage Association Series 2021-105 EI(d)		2.5000	05/20/51	1,399,029
5,119,468	Government National Mortgage Association Series 2021-118 GI(d)		2.5000	07/20/51	716,214
17,513,613	Government National Mortgage Association Series 2022-22 PS(a),(d)	SOFR30A + 3.650%	0.0001	08/20/51	321,587
10,816,459	Government National Mortgage Association Series 2021-156 BI(d)		2.5000	09/20/51	1,628,191
7,075,560	Government National Mortgage Association Series 2021-156 QI(d)		2.5000	09/20/51	785,578

CATALYST ENHANCED INCOME STRATEGY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCY OBLIGATIONS — 8.7% (Continued)
16,446,618	Government National Mortgage Association Series 2021-177 MI(d)		2.5000	10/20/51	$2,210,985
1,705,801	Government National Mortgage Association Series 2021-226 HL		1.5000	12/20/51	1,044,351
3,634,360	Government National Mortgage Association Series 2021-214 HI(d)		2.5000	12/20/51	474,738
11,108,810	Government National Mortgage Association Series 2022-69 QI(d)		4.0000	04/20/52	1,545,191
18,838,486	Government National Mortgage Association Series 2022-83 SJ(a),(d)	SOFR30A + 3.200%	0.0001	05/20/52	195,359
16,975,480	Government National Mortgage Association Series 2022-93 AS(a),(d)	SOFR30A + 4.150%	0.0001	05/20/52	515,477
1,572,564	Government National Mortgage Association Series 2022-100 MI(d)		4.5000	05/20/52	217,131
47,662,993	Government National Mortgage Association Series 2022-121 SA(a),(d)	SOFR30A + 3.690%	0.0001	07/20/52	725,431
	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $39,441,230 )				35,117,877

Shares
	SHORT-TERM INVESTMENT — 1.1%
	MONEY MARKET FUND - 1.1%
4,292,069	First American Treasury Obligations Fund, Class X, 5.03%(g) (Cost $4,292,069)				4,292,069

	TOTAL INVESTMENTS - 99.3% (Cost $478,009,860)				$401,319,213
	OTHER ASSETS IN EXCESS OF LIABILITIES- 0.7%				2,868,489
	NET ASSETS - 100.0%				$404,187,702

LLC	- Limited Liability Company

REMIC	- Real Estate Mortgage Investment Conduit

12MTA	- Federal Reserve US 12 Month Cumulative Avg 1 Year CMT

SOFR30A	- United States 30 Day Average SOFR Secured Overnight Financing Rate

US0001M	- ICE LIBOR USD 1 Month

US0006M	- ICE LIBOR USD 6 Month

US0012M	- ICE LIBOR USD 12 Month

(a)	Variable rate security; the rate shown represents the rate on June 30, 2023.

(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2023 the total market value of 144A securities is $130,614,244 or 32.3% of net assets.

(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(d)	Interest only securities.

(e)	Step bond. Coupon rate is fixed rate that changes on a specified date. The rate shown is the current rate at June 30, 2023.

(f)	Maturity not determined on this security, maturity will occur based on the maturity of the underlying bonds.

(g)	Rate disclosed is the seven day effective yield as of June 30, 2023.

CATALYST/MAP GLOBAL BALANCED FUND
SCHEDULE OF INVESTMENTS
June 30, 2023

Shares		Fair Value
	COMMON STOCKS — 60.2%
	ASSET MANAGEMENT - 1.8%
3,368	Groupe Bruxelles Lambert S.A.	$265,206

	BEVERAGES - 1.3%
457,000	Thai Beverage PCL	195,998

	BIOTECH & PHARMA - 12.3%
1,960	Johnson & Johnson	324,419
3,909	Novartis A.G. - ADR	394,457
13,640	Sanofi - ADR	735,196
26,000	Takeda Pharmaceutical Company Ltd. - ADR	408,460
		1,862,532
	CHEMICALS - 1.2%
5,190	Mosaic Company	181,650

	CONSTRUCTION MATERIALS - 3.3%
3,930	Holcim Ltd.	264,339
1,750	Knife River Corporation(a)	76,125
7,000	MDU Resources Group, Inc.	146,580
		487,044
	E-COMMERCE DISCRETIONARY - 1.0%
3,500	eBay, Inc.	156,415

	ENGINEERING & CONSTRUCTION - 1.2%
1,057	Tetra Tech, Inc.	173,073

	ENTERTAINMENT CONTENT - 0.9%
7,700	Vivendi S.A.	70,631
5,279	Warner Bros Discovery, Inc.(a)	66,199
		136,830
	FOOD - 2.8%
3,533	Nestle S.A. - ADR	425,197

	GAS & WATER UTILITIES - 3.5%
5,575	National Fuel Gas Company	286,332

The accompanying notes are an integral part of these financial statements.

CATALYST/MAP GLOBAL BALANCED FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Shares		Fair Value
	COMMON STOCKS — 60.2% (Continued)
	GAS & WATER UTILITIES - 3.5% (Continued)
8,920	UGI Corporation	$240,572
		526,904
	HOUSEHOLD PRODUCTS - 1.3%
3,800	Unilever PLC - ADR	198,094

	MEDICAL EQUIPMENT & DEVICES - 1.1%
1,800	Medtronic PLC	158,580

	OIL & GAS PRODUCERS - 1.1%
1,000	Chevron Corporation	157,350

	RETAIL - DISCRETIONARY - 1.3%
594	Home Depot, Inc.	184,520

	SEMICONDUCTORS - 3.4%
1,400	Applied Materials, Inc.	202,356
5,130	Micron Technology, Inc.(b)	323,754
		526,110
	SOFTWARE - 4.5%
2,000	Microsoft Corporation	681,081

	TECHNOLOGY HARDWARE - 4.9%
8,900	Cisco Systems, Inc.	460,486
63,000	Nokia OYJ - ADR(b)	262,080
		722,566
	TELECOMMUNICATIONS - 5.5%
18,370	AT&T, Inc.	293,001
25,340	Orange S.A. - ADR	294,958
23,800	Vodafone Group PLC - ADR	224,910
		812,869
	TOBACCO & CANNABIS - 5.1%
3,991,700	Hanjaya Mandala Sampoerna Tbk P.T.	251,327
22,000	Imperial Brands PLC - ADR	493,680
		745,007

The accompanying notes are an integral part of these financial statements.

CATALYST/MAP GLOBAL BALANCED FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Shares				Fair Value
	COMMON STOCKS — 60.2% (Continued)
	WHOLESALE - CONSUMER STAPLES - 2.7%
4,295	Bunge Ltd.			$405,234

	TOTAL COMMON STOCKS (Cost $8,081,399)			9,002,260

	EXCHANGE-TRADED FUND — 2.2%
	COMMODITY - 2.2%
8,500	SPDR Gold MiniShares Trust(a)			323,765

	TOTAL EXCHANGE-TRADED FUND (Cost $314,458)			323,765

Principal		Coupon Rate
Amount ($)		(%)	Maturity
	CORPORATE BONDS — 18.8%
	AUTOMOTIVE — 2.5%
200,000	Ford Motor Credit Company, LLC	3.3700	11/17/23	198,146
175,000	Magna International, Inc.	3.6250	06/15/24	171,555
				369,701
	BIOTECH & PHARMA — 3.2%
225,000	Elanco Animal Health, Inc.	5.7720	08/28/23	224,472
250,000	Teva Pharmaceutical Finance Netherlands III BV	2.8000	07/21/23	249,678
				474,150
	CHEMICALS — 2.4%
222,000	Nutrien Ltd.	5.9000	11/07/24	222,071
150,000	Nutrien Ltd.	3.0000	04/01/25	142,731
				364,802
	ELECTRIC UTILITIES — 0.6%
100,000	DTE Energy Company	1.0500	06/01/25	91,622

	LEISURE FACILITIES & SERVICES — 3.8%
276,000	Carnival Corporation	7.2000	10/01/23	277,481
300,000	Las Vegas Sands Corporation	3.2000	08/08/24	290,799
				568,280

The accompanying notes are an integral part of these financial statements.

CATALYST/MAP GLOBAL BALANCED FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 18.8% (Continued)
	SEMICONDUCTORS — 2.3%
225,000	NXP BV / NXP Funding, LLC	4.8750	03/01/24	$223,430
125,000	NXP BV / NXP Funding, LLC / NXP USA, Inc.	2.7000	05/01/25	118,502
				341,932
	TECHNOLOGY HARDWARE — 1.4%
225,000	NetApp, Inc.	1.8750	06/22/25	209,139

	TOBACCO & CANNABIS — 2.6%
250,000	BAT International Finance PLC	1.6680	03/25/26	224,840
175,000	Reynolds American, Inc.	4.4500	06/12/25	170,107
				394,947

	TOTAL CORPORATE BONDS (Cost $2,834,697)			2,814,573

	U.S. GOVERNMENT & AGENCIES — 8.6%
	U.S. TREASURY INFLATION PROTECTED — 6.0%
556,342	United States Treasury Inflation Indexed Bonds	0.3750	01/15/27	521,963
403,652	United States Treasury Inflation Indexed Bonds	0.7500	07/15/28	382,502
				904,465
	U.S. TREASURY NOTES — 2.6%
405,000	United States Treasury Note	2.5000	01/31/25	388,729

	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $1,369,456)			1,293,194

	CERTIFICATES OF DEPOSIT — 8.0%
	BANKING - 8.0%
125,000	American Express National Bank	5.2500	03/24/25	124,637
175,000	Charles Schwab Bank SSB	5.4000	09/23/24	174,256
220,000	Comerica Bank-Texas	5.2500	09/30/24	219,446
220,000	Customers Bank	5.2500	07/01/24	219,532
235,000	Hancock Whitney Bank/Gulfport MS	5.2500	05/24/24	234,601

The accompanying notes are an integral part of these financial statements.

CATALYST/MAP GLOBAL BALANCED FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CERTIFICATES OF DEPOSIT — 8.0% (Continued)
	BANKING - 8.0% (Continued)
230,000	S&T Bank	5.3000	06/14/24	$229,667
				1,202,139

	TOTAL CERTIFICATES OF DEPOSIT (Cost $1,205,000)			1,202,139

Shares
	SHORT-TERM INVESTMENT — 1.5%
	MONEY MARKET FUND - 1.5%
226,813	First American Treasury Obligations Fund, Class X, 5.03%(c) (Cost $226,813)			226,813

	TOTAL INVESTMENTS - 99.3% (Cost $14,031,823)			$14,862,744
	CALL OPTIONS WRITTEN – (0.0)% (Proceeds - $31,284)			(2,848)
	OTHER ASSETS IN EXCESS OF LIABILITIES- 0.7%			100,697
	NET ASSETS - 100.0%			$14,960,593

Contracts(d)		Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	WRITTEN EQUITY OPTIONS – (0.0)% (e)
	CALL OPTIONS WRITTEN- (0.0)%(e)
50	Micron Technology, Inc.	PER	07/21/2023	$70	$315,550	$1,200
425	Nokia OYJ	PER	07/21/2023	6	176,800	213
205	Nokia OYJ	PER	01/19/2024	6	85,280	1,435
	TOTAL CALL OPTIONS WRITTEN (Proceeds - $31,284)					2,848

	TOTAL WRITTEN EQUITY OPTIONS (Proceeds - $31,284)					$2,848

ADR	- American Depositary Receipt

LLC	- Limited Liability Company

Ltd.	- Limited Company

OYJ	- Julkinen osakeyhtiö

PER	- Pershing

PLC	- Public Limited Company

P.T.	- Perseroan Terbatas

S.A.	- Société Anonyme

SPDR	- Standard & Poor’s Depositary Receipt

(a)	Non-income producing security.

(b)	All or a portion of this security is segregated as collateral for and is subject to call options written.

(c)	Rate disclosed is the seven day effective yield as of June 30, 2023.

(d)	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

(e)	Percentage rounds to greater than (0.1%).

The accompanying notes are an integral part of these financial statements.

CATALYST/CIFC FLOATING RATE INCOME FUND
SCHEDULE OF INVESTMENTS
June 30, 2023

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 5.1%
	FIXED INCOME - 5.1%
354,978	Invesco Senior Loan ETF	$7,468,738
111,697	SPDR Blackstone Senior Loan ETF	4,676,753
		12,145,491

	TOTAL EXCHANGE-TRADED FUNDS (Cost $12,066,487)	12,145,491

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity
	ASSET BACKED SECURITIES — 8.1%
	CLO — 8.1%
500,000	Alinea CLO Ltd. Series 2018-1 E(a),(b)	US0003M + 6.000%	11.2500	07/20/31	427,070
500,000	Apidos CLO XXX D(a),(b)	US0003M + 5.600%	10.8620	10/18/31	443,046
500,000	Apidos CLO XXXV Series 2021-35A E(a),(b)	US0003M + 5.750%	11.0000	04/20/34	452,999
500,000	ARES XLVII CLO Ltd. Series 2018-47A E(a),(b)	US0003M + 5.500%	10.7600	04/15/30	406,039
835,000	BlueMountain CLO Ltd. Series 2015-4A DR(a),(b)	US0003M + 2.950%	8.2000	04/20/30	736,909
500,000	BlueMountain CLO Ltd. Series 2018-3A E(a),(b)	US0003M + 5.950%	11.2050	10/25/30	410,141
500,000	BlueMountain CLO XXII Ltd. Series 2018-22A E(a),(b)	US0003M + 5.050%	10.3100	07/15/31	384,224
500,000	BlueMountain Fuji US CLO I Ltd. Series 2017-1A E(a),(b)	US0003M + 6.000%	11.2500	07/20/29	391,283
500,000	BlueMountain Fuji US CLO III Ltd. Series 2017-3A E(a),(b)	US0003M + 5.200%	10.4600	01/15/30	404,835
750,000	Burnham Park CLO Ltd. Series 2016-1A ER(a),(b)	US0003M + 5.400%	10.6500	10/20/29	629,657
500,000	Canyon CLO Ltd. Series 2018-1A E(a),(b)	US0003M + 5.750%	11.0100	07/15/31	409,023
500,000	Carlyle Global Market Strategies CLO Ltd. Series 2014-1A ER(a),(b)	US0003M + 5.400%	10.6600	04/17/31	392,717
500,000	Carlyle Global Market Strategies CLO Ltd. Series 2017-1A D(a),(b)	US0003M + 6.000%	11.2500	04/20/31	402,253
500,000	CARLYLE US CLO Ltd. Series 2017-5A D(a),(b)	US0003M + 5.300%	10.5500	01/20/30	417,223
500,000	Cook Park CLO Ltd. Series 2018-1A E(a),(b)	US0003M + 5.400%	10.6600	04/17/30	399,071
500,000	Flatiron CLO 17 Ltd. Series 2017-1A ER(a),(b)	US0003M + 5.900%	11.2210	05/15/30	447,083
500,000	Galaxy XXI CLO Ltd. Series 2015-21A ER(a),(b)	US0003M + 5.250%	10.5000	04/20/31	425,875
500,000	GoldenTree Loan Management US CLO 2 Ltd. Series 2017-2A E(a),(b)	US0003M + 4.700%	9.9500	11/28/30	456,486
750,000	GoldenTree Loan Opportunities X Ltd. Series 2015-10A ER(a),(b)	US0003M + 5.650%	10.9000	07/20/31	696,709
500,000	GoldenTree Loan Management US CLO 1 Ltd. Series 2021-9A E(a),(b)	US0003M + 4.750%	10.0000	01/20/33	438,063
500,000	Grippen Park CLO Ltd. Series 2017-1A E(a),(b)	US0003M + 5.700%	10.9500	01/20/30	435,933
500,000	KKR CLO Ltd. Series 13 ER(a),(b)	US0003M + 4.950%	10.2100	01/16/28	495,813
500,000	KKR Financial CLO Ltd. Series 2013-1 DR(a),(b)	US0003M + 6.080%	11.3400	04/15/29	447,572
500,000	Magnetite XV Ltd. Series 2015-15A ER(a),(b)	TSFR3M + 5.462%	10.5290	07/25/31	449,893
500,000	Neuberger Berman CLO XVIII Ltd. Series 2014-18A DR2(a),(b)	US0003M + 5.920%	11.1810	10/21/30	447,568

The accompanying notes are an integral part of these financial statements.

CATALYST/CIFC FLOATING RATE INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 8.1% (Continued)
	CLO — 8.1% (Continued)
750,000	Neuberger Berman Loan Advisers CLO Ltd. Series 24A E(a),(b)	US0003M + 6.020%	11.2850	04/19/30	$677,529
500,000	Octagon Investment Partners 18-R Ltd. Series 2018-18A C(a),(b)	US0003M + 2.700%	7.9600	04/16/31	444,639
500,000	Octagon Investment Partners 26 Ltd. Series 2016-1A ER(a),(b)	US0003M + 5.400%	10.6600	07/15/30	376,484
500,000	Octagon Investment Partners 37 Ltd. Series 2018-2A D(a),(b)	US0003M + 5.400%	10.6550	07/25/30	402,739
500,000	Octagon Investment Partners XVII Ltd. Series 2013-1A ER2(a),(b)	US0003M + 5.150%	10.4050	01/25/31	403,567
500,000	Octagon Investment Partners XXII Ltd. Series 2014-1A ERR(a),(b)	US0003M + 5.450%	10.7230	01/22/30	405,129
500,000	OHA Credit Partners XV Ltd. Series 2017-15A E(a),(b)	US0003M + 5.300%	10.5500	01/20/30	459,594
500,000	Palmer Square CLO Ltd. Series 2018-2A D(a),(b)	US0003M + 5.600%	10.8600	07/16/31	455,170
500,000	Regatta X Funding Ltd. Series 2017-3A E(a),(b)	US0003M + 5.550%	10.8100	01/17/31	435,885
550,000	Regatta XI Funding Ltd. Series 2018-1A E(a),(b)	US0003M + 5.500%	10.7600	07/17/31	484,647
500,000	RR 5 Ltd. Series 2018-5A D(a),(b)	US0003M + 5.750%	11.0100	10/15/31	428,132
500,000	Wellfleet CLO Ltd. Series 2017-1A D(a),(b)	US0003M + 6.050%	11.3000	04/20/29	378,905
500,000	Wellfleet CLO Ltd. Series 2015-1A ER3(a),(b)	US0003M + 7.050%	12.3000	07/20/29	325,958
500,000	Wellfleet CLO Ltd. Series 2018-2A D(a),(b)	US0003M + 6.070%	11.3200	10/20/31	382,817
500,000	Wellfleet CLO Ltd. Series 2018-3A D(a),(b)	US0003M + 6.250%	11.5000	01/20/32	376,636
1,500,000	York CLO 1 Ltd. Series 2014-1A ERR(a),(b)	US0003M + 5.580%	10.8530	10/22/29	1,374,656
					19,259,972
	TOTAL ASSET BACKED SECURITIES (Cost $21,371,578)				19,259,972

	CORPORATE BONDS — 4.1%
	AUTOMOTIVE — 0.6%
1,472,000	Ford Motor Credit Company, LLC		7.3500	03/06/30	1,505,083

	CABLE & SATELLITE — 1.2%
27,000	CCO Holdings, LLC / CCO Holdings Capital(a)		6.3750	09/01/29	25,467
994,000	CCO Holdings, LLC / CCO Holdings Capital(a)		4.2500	02/01/31	806,340
1,000,000	CSC Holdings, LLC(a)		4.1250	12/01/30	700,459
1,250,000	Virgin Media Secured Finance PLC(a)		5.5000	05/15/29	1,131,884
					2,664,150
	ELECTRIC UTILITIES — 0.5%
1,500,000	Calpine Corporation(a)		5.0000	02/01/31	1,242,572

The accompanying notes are an integral part of these financial statements.

CATALYST/CIFC FLOATING RATE INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 4.1% (Continued)
	HEALTH CARE FACILITIES & SERVICES — 0.3%
720,000	Tenet Healthcare Corporation(a)	6.7500	05/15/31	$722,643

	MEDICAL EQUIPMENT & DEVICES — 0.4%
1,000,000	Mozart Debt Merger Sub, Inc.(a)	3.8750	04/01/29	867,480

	OIL & GAS PRODUCERS — 0.5%
1,049,000	EnLink Midstream, LLC(a)	6.5000	09/01/30	1,048,869
71,000	Martin Midstream Partners, L.P. / Martin Midstream(a)	11.5000	02/15/28	68,565
48,000	Matador Resources Company(a)	6.8750	04/15/28	47,348
74,000	Venture Global LNG, Inc.(a)	8.1250	06/01/28	75,043
49,000	Venture Global LNG, Inc.(a)	8.3750	06/01/31	49,308
				1,289,133
	SOFTWARE — 0.6%
98,000	Capstone Borrower, Inc.(a)	8.0000	06/15/30	96,871
725,000	Central Parent, Inc. / Central Merger Sub, Inc.(a)	7.2500	06/15/29	718,395
720,000	Cloud Software Group, Inc.(a)	9.0000	09/30/29	626,572
				1,441,838
	TOTAL CORPORATE BONDS (Cost $9,984,245)			9,732,899

		Spread
	TERM LOANS — 74.5%
	ADVERTISING & MARKETING — 0.4%
58,272	ABG Intermediate Holdings 2, LLC(b) (d),(e)	TSFR1M + 4.000%	0.0000	12/21/28	58,221
177,728	ABG Intermediate Holdings 2, LLC(b)	TSFR1M + 4.000%	9.4070	12/21/28	177,573
675,000	ABG Intermediate Holdings 2, LLC(b)	TSFR1M + 6.000%	11.2530	12/10/29	631,125
					866,919
	AEROSPACE & DEFENSE — 2.0%
1,456,017	Dynasty Acquisition Company, Inc.(b)	US0003M + 3.500%	8.7530	04/08/26	1,446,007
783,228	Standard Aero Ltd.(b)	US0003M + 3.500%	8.7530	04/08/26	777,843
2,600,000	TransDigm, Inc.(b)	TSFR1M + 3.250%	8.1480	08/10/28	2,601,508
					4,825,358
	ASSET MANAGEMENT — 2.1%
2,125,681	Advisor Group Holdings, Inc.(b)	US0001M + 4.500%	9.6540	07/31/26	2,130,029

The accompanying notes are an integral part of these financial statements.

CATALYST/CIFC FLOATING RATE INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 74.5% (Continued)
	ASSET MANAGEMENT — 2.1% (Continued)
240,729	Edelman Financial Center, LLC (The)(b)	US0001M + 6.750%	11.9040	07/20/26	$233,236
997,494	Focus Financial Partners, LLC(b)	TSFR1M + 3.250%	8.4030	06/30/28	991,534
182,000	Focus Financial Partners, LLC(b)	TSFR1M + 3.500%	8.5430	06/30/28	181,249
1,246,800	Guggenheim Partners Investment Management(b)	TSFR1M + 3.250%	8.1480	12/07/29	1,247,473
283,768	KPAE Finance Sub, Inc.(b)	US0003M + 3.500%	9.0230	10/26/27	263,549
					5,047,070
	AUTOMOTIVE — 1.4%
591,000	Clarios Global, L.P.(b)	TSFR1M + 3.750%	8.9030	04/20/30	590,353
2,522,167	First Brands Group, LLC(b)	TSFR6M + 5.000%	10.2520	03/24/27	2,475,670
328,178	First Brands Group, LLC(b)	TSFR1M + 6.000%	10.2460	03/30/27	321,614
					3,387,637
	BIOTECH & PHARMA — 0.6%
608,333	Curium Bidco Sarl(b)	US0003M + 4.250%	9.4090	09/10/27	604,911
757,500	Jazz Financing Lux Sarl(b)	US0001M + 3.500%	8.6540	04/22/28	757,296
					1,362,207
	CABLE & SATELLITE — 1.9%
877,750	Altice Financing S.A.(b)	TSFR1M + 5.000%	9.9860	10/31/27	852,150
2,302,110	Directv Financing, LLC(b)	US0001M + 5.000%	10.1540	07/22/27	2,255,746
700,000	UPC Financing Partnership(b)	US0001M + 3.000%	8.1180	01/31/29	687,386
723,714	Virgin Media Bristol, LLC(b)	TSFR1M + 3.250%	8.3110	03/06/31	718,543
					4,513,825
	CHEMICALS — 3.0%
1,997,475	Diamond BC BV		8.0570	09/15/28	1,997,744
963,836	INEOS US Finance, LLC(b)	TSFR1M + 3.500%	8.7530	02/09/30	959,619
1,187,000	Nouryon USA, LLC(b)	TSFR1M + 4.000%	8.9900	03/03/28	1,181,558
2,200,000	Olympus Water US Holding Corporation(b)	US0001M + 3.750%	8.9380	10/01/28	2,118,875
116,820	Olympus Water US Holding Corporation(b)	TSFR3M + 4.500%	9.4980	11/09/28	112,968
642,987	PQ Group Holdings, Inc.(b)	US0001M + 3.500%	8.3830	04/30/28	639,370
					7,010,134
	COMMERCIAL SUPPORT SERVICES — 5.8%
1,810,338	Allied Universal Holdco, LLC(b)	US0001M + 3.750%	8.9030	05/05/28	1,763,070
725,000	Amentum Government Services Holdings, LLC(b)	US0003M + 8.750%	14.0180	01/31/28	662,469
1,436,148	Amentum Government Services Holdings, LLC(b)	TSFR1M + 4.000%	9.2610	02/07/29	1,407,425
131,000	Aramark Services, Inc.(b) (d)	TSFR1M + 2.500%	0.0000	06/13/30	131,164

The accompanying notes are an integral part of these financial statements.

CATALYST/CIFC FLOATING RATE INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 74.5% (Continued)
	COMMERCIAL SUPPORT SERVICES — 5.8% (Continued)
1,089,168	AVSC Holding Corporation(b)	US0006M + 4.500%	10.5990	09/26/26	$1,081,272
1,208,189	Conservice Midco, LLC(b)	US0001M + 4.250%	9.3950	05/07/27	1,202,909
1,514,000	Ensemble RCM, LLC(b)	TSFR1M + 3.750%	8.5260	08/01/26	1,514,787
1,700,000	Garda World Security Corporation(b)	US0001M + 4.250%	9.4270	10/30/26	1,693,625
1,292,151	GFL Environmental, Inc.(b)	TSFR1M + 3.000%	8.1450	05/31/27	1,294,722
998,219	Prime Security Services Borrower, LLC(b)	US0006M + 2.750%	7.8440	09/23/26	999,182
1,998,721	Stiphout Finance, LLC(b)	US0001M + 3.750%	8.9040	10/26/25	1,999,350
					13,749,975
	CONSUMER SERVICES — 0.9%
730,703	Fugue Finance, LLC(b)	TSFR1M + 4.500%	9.7640	01/25/28	730,049
331,000	KUEHG Corporation(b)	TSFR1M + 5.000%	10.1460	05/31/30	328,448
1,000,000	Lakeshore Intermediate, LLC(b)	US0001M + 3.500%	8.6540	10/01/28	995,000
					2,053,497
	CONTAINERS & PACKAGING — 0.4%
1,000,000	Reynolds Group Holdings, Inc.(b)	US0001M + 3.250%	5.7740	02/16/26	1,000,850

	E-COMMERCE DISCRETIONARY — 0.3%
846,891	Olaplex, Inc.(b)	TSFR3M + 3.750%	8.7360	02/17/29	797,665

	ELECTRIC UTILITIES — 1.5%
2,350,000	Calpine Construction Finance Company, L.P.(b)	US0001M + 2.000%	2.0870	01/15/25	2,350,976
1,153,024	Granite Generation, LLC(b)	US0003M + 3.750%	8.9040	11/07/26	1,137,711
					3,488,687
	ELECTRICAL EQUIPMENT — 0.6%
1,496,173	Brookfield WEC Holdings, Inc.(b)	US0001M + 2.750%	7.9040	08/01/25	1,494,924

	ENGINEERING & CONSTRUCTION — 0.6%
1,364,885	VM Consolidated, Inc.(b)	US0006M + 3.250%	8.5180	03/26/28	1,367,274

	ENTERTAINMENT CONTENT — 1.6%
690,667	AP Core Holdings II, LLC(b)	US0001M + 5.500%	10.6540	09/01/27	666,928
2,500,000	AP Core Holdings II, LLC(b)	US0001M + 5.500%	10.6540	09/01/27	2,425,000
630,517	NEP Group, Inc.(b)	US0001M + 4.000%	8.8400	10/20/25	568,515

The accompanying notes are an integral part of these financial statements.

CATALYST/CIFC FLOATING RATE INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 74.5% (Continued)
	ENTERTAINMENT CONTENT — 1.6% (Continued)
110,168	Univision Communications, Inc.(b)	SOFRRATE + 4.250%	9.1480	06/08/29	$110,121
58,000	WMG Acquisition Corporation(b)	TSFR1M + 2.125%	7.2790	01/20/28	57,915
					3,828,479
	FOOD — 0.3%
742,000	Hostess Brands, LLC(b)	TSFR1M + 2.500%	7.6480	06/21/30	741,536

	HEALTH CARE FACILITIES & SERVICES — 3.1%
162,146	Eyecare Partners, LLC(b)	US0003M + 3.750%	8.9040	02/05/27	120,449
997,930	Eyecare Partners, LLC(b)	US0003M + 3.750%	8.9040	10/14/28	725,580
872,688	FC Compassus, LLC(b)	US0006M + 4.250%	9.5570	12/31/26	800,420
894,185	Heartland Dental, LLC(b)	US0001M + 3.500%	8.5900	04/19/25	883,750
1,579,883	Legacy LifePoint Health, LLC(b)	US0001M + 3.750%	9.0230	11/16/25	1,467,103
1,021,689	Milano Acquisition Corporation(b)	US0003M + 4.000%	8.9980	08/17/27	1,007,641
48,719	National Mentor Holdings, Inc.(b)	US0003M + 3.750%	8.7480	02/18/28	37,072
1,741,777	National Mentor Holdings, Inc.(b)	US0001M + 3.750%	9.0030	02/18/28	1,325,388
616,938	One Call Corporation(b)	US0003M + 5.500%	10.3750	04/08/27	447,280
626,294	US Anesthesia Partners, Inc.(b)	US0006M + 4.250%	9.4200	09/23/28	589,778
					7,404,461
	HOUSEHOLD PRODUCTS — 0.4%
1,000,000	Coty, Inc.(b)	US0003M + 2.250%	7.4080	04/05/25	1,003,625

	INSTITUTIONAL FINANCIAL SERVICES — 1.5%
587,374	Aretec Group, Inc.(b)	US0001M + 4.250%	9.5030	10/01/25	587,926
1,563,486	Armor Holdco, Inc.(b)	US0003M + 4.500%	9.5410	10/29/28	1,568,372
497,487	Ascensus Holdings, Inc.(b)	US0003M + 3.500%	8.6870	08/02/28	490,339
1,074,520	Ascensus Holdings, Inc.(b)	US0003M + 6.500%	11.6250	08/02/29	967,068
					3,613,705
	INSURANCE — 6.3%
908,507	Acrisure, LLC(b)	US0001M + 3.500%	8.6540	01/31/27	884,254
259,350	Alliant Holdings Intermediate, LLC(b)	TSFR1M + 3.500%	8.5590	02/08/27	258,090
997,450	AmWINS Group, Inc.(b)	US0001M + 2.250%	7.4040	02/17/28	989,975
103,950	AssuredPartners, Inc.(b)	TSFR1M + 3.500%	8.6530	02/13/27	103,149
1,080,450	AssuredPartners, Inc.(b)	US0001M + 3.500%	8.7680	02/13/27	1,073,584

The accompanying notes are an integral part of these financial statements.

CATALYST/CIFC FLOATING RATE INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 74.5% (Continued)
	INSURANCE — 6.3% (Continued)
437,693	AssuredPartners, Inc.(b)	US0001M + 3.500%	8.7680	02/13/27	$434,047
946,245	AssuredPartners, Inc.(b)	TSFR1M + 4.250%	9.4030	02/13/27	945,805
2,411,000	Asurion, LLC(b)	US0001M + 5.250%	10.4040	01/29/28	2,060,657
600,000	Asurion, LLC(b)	US0001M + 5.250%	10.4040	01/14/29	504,858
345,000	BroadStreet Partners, Inc.(b)	TSFR1M + 4.000%	9.1600	01/26/29	343,706
596,394	Howden Group Holdings Ltd.(b)	US0001M + 3.250%	8.4380	11/12/27	594,158
3,351,556	HUB International Ltd.(b)	TSFR1M + 4.000%	9.0720	11/10/29	3,353,969
191,000	HUB International Ltd.(b)	TSFR1M + 4.250%	9.4000	06/08/30	191,650
1,000,000	Hyperion Refinance Sarl(b)	TSFR1M + 4.000%	9.1530	03/24/30	999,375
2,055,634	Sedgwick Claims Management Services, Inc.(b)	TSFR1M + 3.750%	8.9030	02/17/28	2,046,486
					14,783,763
	INTERNET MEDIA & SERVICES — 1.8%
926,558	GoDaddy, Inc.(b)	TSFR1M + 3.250%	8.1530	10/21/29	929,411
2,719,938	MH Sub I, LLC(b)	TSFR1M + 4.250%	9.4030	05/03/28	2,613,181
550,000	MH Sub I, LLC(b)	US0001M + 6.250%	11.4030	02/23/29	481,338
280,298	Uber Technologies, Inc.(b)	TSFR1M + 2.750%	7.9990	03/03/30	280,631
					4,304,561
	LEISURE FACILITIES & SERVICES — 4.3%
1,000,000	1011778 BC ULC(b)	US0001M + 1.750%	6.9040	11/14/26	994,580
347,000	Alterra Mountain Company(b)	TSFR1M + 3.750%	8.8940	05/09/30	347,000
260,700	Bally’s Corporation(b)	US0001M + 3.250%	8.3580	08/06/28	255,279
2,300,000	Delta 2 Lux Sarl(b)	TSFR1M + 3.250%	8.1530	01/15/30	2,303,162
600,000	Fitness International, LLC(b)	US0003M + 3.250%	8.4450	04/18/25	596,064
141,642	IRB Holding Corporation(b)	TSFR1M + 3.000%	8.2530	12/15/27	140,846
1,094,416	Playtika Holding Corporation(b)	US0001M + 2.750%	7.9040	03/05/28	1,091,959
2,700,000	Raptor Acquisition Corporation(b)	US0003M + 4.000%	8.9470	11/01/26	2,694,370
1,750,000	UFC Holdings, LLC(b)	US0006M + 2.750%	8.0500	04/29/26	1,750,114
					10,173,374
	LEISURE PRODUCTS — 0.1%
63,000	Topgolf Callaway Brands Corporation(b)	TSFR1M + 3.500%	8.7530	03/09/30	63,013
176,090	Varsity Brands Holding Company, Inc.(b)	TSFR1M + 5.000%	10.2680	12/15/26	169,707
					232,720
	MACHINERY — 0.1%
145,000	Filtration Group Corporation(b)	TSFR1M + 4.250%	9.4580	10/19/28	145,163

The accompanying notes are an integral part of these financial statements.

CATALYST/CIFC FLOATING RATE INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 74.5% (Continued)
	MEDICAL EQUIPMENT & DEVICES — 0.8%
1,991,225	Bausch + Lomb Corporation(b)	TSFR1M + 3.250%	8.4570	05/05/27	$1,936,466

	OIL & GAS PRODUCERS — 1.1%
577,550	EG America, LLC(b)	US0003M + 4.000%	9.1640	02/05/25	569,852
1,000,000	EG Finco Ltd.(b)	US0006M + 4.000%	9.3930	02/05/25	986,669
569,042	GIP III Stetson I, L.P.(b)	US0001M + 4.250%	9.5030	07/18/25	568,806
550,000	Prairie ECI Acquiror, L.P.(b)	US0001M + 4.750%	9.9040	03/07/26	543,813
					2,669,140
	PUBLISHING & BROADCASTING — 2.1%
3,635,666	Mav Acquisition Corporation(b)	US0006M + 4.750%	9.9850	07/21/28	3,417,525
1,000,000	Recorded Books, Inc.(b)	TSFR1M + 4.000%	9.0840	08/31/25	1,001,145
895,762	Sinclair Television Group, Inc.(b)	TSFR1M + 3.750%	9.0030	04/13/29	678,540
					5,097,210
	RETAIL - DISCRETIONARY — 2.1%
799,000	Belron Finance US, LLC(b)	TSFR1M + 2.750%	7.8320	04/06/29	800,502
1,000,000	Great Outdoors Group, LLC(b)	US0001M + 3.750%	8.9430	03/05/28	993,750
671,243	Hertz Corporation (The)(b)	US0001M + 3.250%	8.4100	06/14/28	670,995
128,757	Hertz Corporation (The)(b)	US0001M + 3.250%	8.4100	06/14/28	128,709
1,455,916	Michaels Companies, Inc. (The)(b)	US0003M + 4.250%	9.4090	04/09/28	1,293,582
1,271,562	Staples, Inc.(b)	US0003M + 5.000%	10.2990	04/09/26	1,091,559
					4,979,097
	SECURITY SERVICES — 0.1%
243,163	Garda World Security Corporation(b)	SOFRRATE + 4.250%	9.3440	02/11/29	241,035

	SOFTWARE — 12.4%
927,036	Applied Systems, Inc.(b)	TSFR1M + 4.500%	9.3980	09/19/26	929,428
321,321	Boxer Parent Company, Inc.(b)	US0003M + 5.500%	10.6540	03/23/26	314,091
1,143,874	Brave Parent Holdings, Inc.(b)	US0003M + 4.000%	9.1540	04/19/25	1,132,721
868,268	Camelot Finance S.A.(b)	US0001M + 3.000%	7.8400	10/31/26	868,051
2,206,628	Camelot Finance S.A.(b)	US0001M + 3.000%	7.8400	10/31/26	2,206,175
3,300,000	Central Parent, Inc.(b)	TSFR3M + 4.500%	9.1480	06/09/29	3,294,622

The accompanying notes are an integral part of these financial statements.

CATALYST/CIFC FLOATING RATE INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 74.5% (Continued)
	SOFTWARE — 12.4% (Continued)
1,267,239	Condor Merger Sub, Inc.(b)	TSFR1M + 4.000%	9.0100	02/03/29	$1,215,668
1,184,193	Greeneden US Holdings II, LLC(b)	US0001M + 4.000%	9.1540	10/08/27	1,182,606
1,312,558	HS Purchaser, LLC(b)	TSFR1M + 4.000%	9.1450	11/30/26	1,200,990
750,000	HS Purchaser, LLC		11.4680	11/19/27	571,249
600,000	Hyland Software, Inc.(b)	US0001M + 6.250%	11.4040	07/10/25	579,750
987,406	Idera, Inc.(b)	US0001M + 3.750%	9.0100	03/02/28	963,747
1,488,750	Imprivata, Inc.(b)	TSFR1M + 4.250%	9.4030	12/01/27	1,472,560
1,038,483	Mediaocean, LLC(b)	US0001M + 3.500%	8.7530	12/09/28	988,178
1,443,221	Mitchell International, Inc.(b)	US0003M + 3.750%	8.8770	10/01/28	1,413,909
475,000	Mitchell International, Inc.(b)	US0001M + 6.500%	11.6540	10/01/29	421,563
240,019	Motus Group, LLC(b)	US0001M + 4.000%	8.9040	12/10/28	232,218
1,100,000	Project Sky Merger Sub, Inc.(b)	US0001M + 3.750%	9.0030	08/10/28	1,076,284
1,235,398	Project Sky Merger Sub, Inc.(b)	US0001M + 6.000%	10.9070	08/10/29	1,124,212
1,000,000	Quartz Acquireco, LLC(b)	TSFR1M + 3.500%	8.6020	06/28/30	1,001,250
2,350,000	SolarWinds Holdings, Inc.(b)	TSFR1M + 4.000%	8.9030	02/05/27	2,353,384
767,758	TIBCO Software, Inc.(b)	TSFR3M + 4.500%	9.4980	09/30/28	720,671
997,500	TIBCO Software, Inc.(b)	TSFR3M + 4.500%	9.4980	03/30/29	935,366
89,000	UKG, Inc.(b)	TSFR1M + 4.500%	0.0000	05/03/26	88,982
1,291,599	UKG, Inc.(b)	US0003M + 5.250%	10.2710	05/03/27	1,256,080
757,947	Ultimate Software Group, Inc. (The)(b)	US0003M + 3.750%	8.8950	04/08/26	748,856
1,492,824	Weld North Education, LLC(b)	US0001M + 3.750%	8.9100	12/17/27	1,470,245
					29,762,856
	SPECIALTY FINANCE — 0.8%
2,000,000	Delos Finance Sarl(b)	US0003M + 1.750%	6.9090	10/06/23	2,001,250

	TECHNOLOGY HARDWARE — 0.2%
1,988	Atlas CC Acquisition Corporation(b)	US0003M + 4.250%	9.7750	04/29/28	1,737
121	Atlas CC Acquisition Corporation(b)	US0003M + 4.250%	9.7750	04/29/28	106
469,770	VeriFone Systems, Inc.(b)	US0003M + 4.000%	9.4760	08/20/25	444,863
					446,706
	TECHNOLOGY SERVICES — 8.4%
1,173,922	Acuris Finance Us, Inc.(b)	TSFR3M + 4.000%	9.0480	02/04/28	1,162,077
290,970	Blackhawk Network Holdings, Inc.(b)	US0001M + 7.000%	12.2500	05/22/26	279,186
994,755	Dun & Bradstreet Corporation (The) (b)	SOFRRATE + 3.2500%	8.4100	02/01/26	996,869

The accompanying notes are an integral part of these financial statements.

CATALYST/CIFC FLOATING RATE INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 74.5% (Continued)
	TECHNOLOGY SERVICES — 8.4% (Continued)
1,878,403	Ensono Holdings, LLC(b)	US0001M + 4.000%	9.1510	05/20/28	$1,697,409
1,239,912	ION Trading Finance Ltd.(b)	US0003M + 4.750%	9.9090	03/26/28	1,218,660
1,154,071	MPH Acquisition Holdings, LLC(b)	US0003M + 4.250%	9.7260	08/17/28	1,034,544
2,743,003	Netsmart, Inc.(b)	US0001M + 4.000%	9.1540	10/01/27	2,734,431
776,679	Peraton Corporation(b)	US0001M + 3.750%	9.0030	02/24/28	764,613
129,521	Peraton Corporation(b)	US0001M + 7.750%	12.9790	02/01/29	125,879
1,248,077	Presidio Holdings, Inc.(b)	US0001M + 3.500%	8.6450	12/19/26	1,244,021
875,804	Sabre GLBL, Inc.(b)	TSFR1M + 5.000%	10.2530	06/30/28	702,395
1,000,000	Sitel Worldwide Corporation(b)	US0003M + 3.750%	8.9100	07/29/28	980,625
500,000	Tempo Acquisition, LLC(b)	TSFR1M + 3.000%	8.1530	08/31/28	500,760
2,862,042	TierPoint, LLC(b)	US0001M + 3.750%	9.2260	05/01/26	2,851,309
3,491,117	Verscend Holding Corporation(b)	US0001M + 4.000%	9.1540	08/27/25	3,494,380
148,000	World Wide Technology Holding Company, LLC(b)	TSFR1M + 3.250%	8.3840	02/23/30	148,278
					19,935,436
	TELECOMMUNICATIONS — 2.1%
498,750	Altice France S.A.(b)	US0003M + 4.000%	9.3210	01/31/26	470,384
500,000	Altice France S.A.(b)	TSFR1M + 5.500%	10.4860	08/31/28	446,668
2,210,637	CCI Buyer, Inc.(b)	TSFR3M + 4.000%	8.8980	12/12/27	2,173,331
600,000	Intrado Corporation(b)	TSFR1M + 3.000%	9.0450	01/25/30	596,814
1,625,250	Xplornet Communications, Inc.(b)	US0001M + 4.000%	9.1540	09/30/28	1,332,876
					5,020,073
	TRANSPORTATION & LOGISTICS — 2.6%
2,958,348	AAdvantage Loyalty IP Ltd.(b)	US0003M + 4.750%	10.0000	03/10/28	3,025,443
1,000,000	American Airlines, Inc.(b)	TSFR1M + 2.750%	8.1540	02/09/28	983,400
193,000	Kenan Advantage Group, Inc. (The)(b)	TSFR1M + 4.000%	9.7270	03/24/26	193,121
143,000	KKR Apple Bidco, LLC(b)	TSFR1M + 4.000%	8.6180	09/23/28	142,464
1,994,328	WestJet Airlines Ltd.(b)	US0001M + 3.000%	8.2510	10/08/26	1,939,623
					6,284,051
	WHOLESALE - CONSUMER STAPLES — 0.8%
1,393,026	H-Food Holdings, LLC(b)	US0001M + 4.000%	9.5810	05/31/25	1,227,026
561,016	Quirch Foods Holdings, LLC(b)	TSFR1M + 4.500%	10.0520	10/27/27	537,173
					1,764,199
	TOTAL TERM LOANS (Cost $181,221,562)				177,334,928

The accompanying notes are an integral part of these financial statements.

CATALYST/CIFC FLOATING RATE INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Shares		Fair Value
	SHORT-TERM INVESTMENT — 11.7%
	MONEY MARKET FUND – 11.7%
27,797,860	First American Treasury Obligations Fund, Class X, 5.03%(c) (Cost $27,797,860)	$27,797,860

	TOTAL INVESTMENTS – 103.5% (Cost $252,441,732)	$246,271,150
	LIABILITIES IN EXCESS OF OTHER ASSETS – (3.5)%	(8,308,539)
	NET ASSETS - 100.0%	$237,962,611

ETF	- Exchange-Traded Fund

LLC	- Limited Liability Company

LP	- Limited Partnership

LTD	- Limited Company

PLC	- Public Limited Company

S.A.	- Société Anonyme

SPDR	- Standard & Poor’s Depositary Receipt

SOFRRATE	United States SOFR Secured Overnight Financing Rate

TSFR1M	Secured Overnight Financing Rate 1 Month

TSFR3M	Secured Overnight Financing Rate 3 Month

TSFR6M	Secured Overnight Financing Rate 6 Month

US0001M	ICE LIBOR USD 1 Month

US0003M	ICE LIBOR USD 3 Month

US0006M	ICE LIBOR USD 6 Month

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2023 the total market value of 144A securities is 27,487,788 or 11.6% of net assets.

(b)	Variable rate security; the rate shown represents the rate on June 30, 2023. (c) Rate disclosed is the seven day effective yield as of June 30, 2023.

(d)	Security has not settled. Interest rate will be set at settlement.

(e)	This Investment or portion thereof was not funded as of June 30, 2023. The Fund had $58,272 at par value in unfunded commitments as of June 30, 2023.

The accompanying notes are an integral part of these financial statements.

CATALYST/SMH HIGH INCOME FUND
SCHEDULE OF INVESTMENTS
June 30, 2023

Shares		Fair Value
	PREFERRED STOCK — 2.9%
	LEISURE FACILITIES & SERVICES — 2.9%
25,352	FAT Brands, Inc.	$389,153

	TOTAL PREFERRED STOCK (Cost $563,439)	389,153

Principal		Coupon Rate
Amount ($)		(%)	Maturity
	CONVERTIBLE BONDS — 4.2%
	INTERNET MEDIA & SERVICES — 4.2%
1,000,000	fuboTV, Inc.	3.2500	02/15/26	578,081

	TOTAL CONVERTIBLE BONDS (Cost $870,000)			578,081

	CORPORATE BONDS — 89.1%
	APPAREL & TEXTILE PRODUCTS — 2.0%
300,000	Under Armour, Inc.	3.2500	06/15/26	275,942

	ASSET MANAGEMENT — 2.2%
350,000	Icahn Enterprises, L.P. / Icahn Enterprises	5.2500	05/15/27	301,089

	AUTOMOTIVE — 4.5%
741,000	American Axle & Manufacturing, Inc. (c)	5.0000	10/01/29	618,516

	CHEMICALS — 3.9%
607,000	Rayonier AM Products, Inc.(a)	7.6250	01/15/26	528,997

	CONSUMER SERVICES — 2.0%
300,000	Rent-A-Center, Inc.(a)	6.3750	02/15/29	266,543

	ENGINEERING & CONSTRUCTION — 2.9%
480,000	Tutor Perini Corporation(a) (c)	6.8750	05/01/25	398,690

The accompanying notes are an integral part of these financial statements.

CATALYST/SMH HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 89.1% (Continued)
	HOME CONSTRUCTION — 4.0%
582,000	Beazer Homes USA, Inc.	5.8750	10/15/27	$543,603

	HOUSEHOLD PRODUCTS — 0.9%
150,000	Central Garden & Pet Company	4.1250	10/15/30	126,096

	INSTITUTIONAL FINANCIAL SERVICES — 1.3%
300,000	Coinbase Global, Inc.(a)	3.6250	10/01/31	177,538

	INTERNET MEDIA & SERVICES — 1.9%
255,000	Uber Technologies, Inc.(a)	8.0000	11/01/26	260,175

	LEISURE FACILITIES & SERVICES — 4.0%
550,000	Odeon Finco plc(a) (c)	12.7500	11/01/27	539,371

	MACHINERY — 4.0%
578,000	Titan International, Inc.	7.0000	04/30/28	540,993

	METALS & MINING — 7.4%
865,000	Coeur Mining, Inc.(a) (c)	5.1250	02/15/29	714,542
300,000	Hecla Mining Company	7.2500	02/15/28	297,590
				1,012,132
	OIL & GAS PRODUCERS — 4.3%
175,000	Occidental Petroleum Corporation	6.6000	03/15/46	180,425
400,000	PBF Holding Company, LLC / PBF Finance Corporation	7.2500	06/15/25	399,664
				580,089
	OIL & GAS SERVICES & EQUIPMENT — 7.1%
593,000	Transocean, Inc.(a)	11.5000	01/30/27	617,373
517,000	Transocean, Inc.	6.8000	03/15/38	359,842
				977,215
	REAL ESTATE INVESTMENT TRUSTS — 11.2%
400,000	CoreCivic, Inc. (c)	4.7500	10/15/27	342,947
425,000	EPR Properties	3.7500	08/15/29	345,017
500,000	MPT Operating Partnership, L.P. / MPT Finance (c)	5.0000	10/15/27	421,146

The accompanying notes are an integral part of these financial statements.

CATALYST/SMH HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 89.1% (Continued)
	REAL ESTATE INVESTMENT TRUSTS — 11.2% (Continued)
447,000	Service Properties Trust	5.2500	02/15/26	$405,999
				$1,515,109

	REAL ESTATE OWNERS & DEVELOPERS — 4.9%
840,000	Howard Hughes Corporation (The)(a) (c)	4.3750	02/01/31	671,177

	RETAIL - CONSUMER STAPLES — 3.6%
983,000	Rite Aid Corporation(a)	8.0000	11/15/26	483,155

	RETAIL - DISCRETIONARY — 8.4%
420,000	BATH & BODY WORKS INC	6.7500	07/01/36	378,467
1,065,000	Bed Bath & Beyond, Inc.	5.1650	08/01/44	24,010
300,000	Kohl’s Corporation	5.5500	07/17/45	178,908
825,000	Nordstrom, Inc.	5.0000	01/15/44	574,196
				1,155,581
	SPECIALTY FINANCE — 4.0%
557,000	Enova International, Inc.(a) (c)	8.5000	09/15/25	543,025

	STEEL — 4.6%
653,000	United States Steel Corporation (c)	6.6500	06/01/37	624,614

	TECHNOLOGY HARDWARE — 0.0%
8,669,000	ENERGY CONVERSION DEVICES INC (a)(e)(f)(g)	0.0000	12/15/49	0

	TOTAL CORPORATE BONDS (Cost $17,111,351)			12,139,650

The accompanying notes are an integral part of these financial statements.

CATALYST/SMH HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 25.5%
	MONEY MARKET FUND - 1.5%
203,509	First American Treasury Obligations Fund, Class X, 5.03%(b) (Cost $203,509)	$203,509

	COLLATERAL FOR SECURITIES LOANED – 24.0%
3,263,633	Mount Vernon Liquid Assets Portfolio, LLC, 5.22% (b)(d) (Cost $3,263,633)	3,263,633
	TOTAL SHORT-TERM INVESTMENTS (Cost $3,467,142)	3,467,142

	TOTAL INVESTMENTS – 121.7% (Cost $22,011,932)	$16,574,026
	LIABILITIES IN EXCESS OF OTHER ASSETS- (21.7)%	(2,954,629)
	NET ASSETS - 100.0%	$13,619,397

LLC	- Limited Liability Company

L.P.	- Limited Partnership

PLC	- Public Limited Company

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2023 the total market value of 144A securities is $5,200,586 or 38.2% of net assets.

(b)	Rate disclosed is the seven day effective yield as of June 30, 2023.

(c)	All or a portion of these securities are on loan. Total loaned securities had a value of $3,138,719 at June 30, 2023.

(d)	Mutual Fund Series Trust’s securities lending policy and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

(e)	Illiquid security. The total fair value of these securities as of June 30, 2023 was $0, representing 0% of net assets.

(f)	Represents issuer in default on interest payments; non-income producing security.

(g)	The value of this security has been determined in good faith under policies of the Board of Trustees. The total of these securities is $0 or 0.0% of net assets.

The accompanying notes are an integral part of these financial statements.

CATALYST/SMH TOTAL RETURN INCOME FUND
SCHEDULE OF INVESTMENTS
June 30, 2023

Shares		Fair Value
	COMMON STOCKS — 34.9%
	ASSET MANAGEMENT - 14.4%
3,300	Apollo Global Management, Inc. (d)	$253,473
35,292	Compass Diversified Holdings(d)	765,484
99,131	PennantPark Investment Corporation(d)	583,882
52,403	Sculptor Capital Management, Inc.	462,718
42,466	SuRo Capital Corporation(a) (d)	135,679
49,500	US Global Investors, Inc., Class A	151,470
		2,352,706
	AUTOMOTIVE - 0.6%
6,200	Ford Motor Company	93,806

	BUSINESS DEVELOPMENT COMPANIES - 3.6%
95,140	Prospect Capital Corporation(d)	589,868

	ENTERTAINMENT CONTENT - 0.3%
3,386	Warner Bros Discovery, Inc.(a) (d)	42,460

	FOOD - 1.2%
5,284	Kraft Heinz Company (The) (d)	187,582

	GAMING REIT - 1.4%
7,475	VICI Properties, Inc.	234,939

	INDUSTRIAL REIT - 1.1%
2,390	Innovative Industrial Properties, Inc. (d)	174,494

	MIXED ALLOCATION - 2.2%
28,217	NexPoint Diversified Real Estate Trust(d)	353,277

	OIL & GAS PRODUCERS - 3.0%
1,491	Chevron Corporation	234,609
2,346	Exxon Mobil Corporation	251,608
		486,217
	TECHNOLOGY HARDWARE - 1.5%
47,154	Pitney Bowes, Inc. (d)	166,925

The accompanying notes are an integral part of these financial statements.

CATALYST/SMH TOTAL RETURN INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Shares		Fair Value
	COMMON STOCKS — 34.9% (Continued)
	TECHNOLOGY HARDWARE - 1.5% (Continued)
4,612	Xerox Holdings Corporation(d)	$68,673
		235,598
	TECHNOLOGY SERVICES - 1.8%
2,161	International Business Machines Corporation	289,163
432	Kyndryl Holdings, Inc.(d)	5,737
		294,900
	TELECOMMUNICATIONS - 1.8%
14,000	AT&T, Inc. (d)	223,300
2,050	Verizon Communications, Inc.	76,240
		299,540
	TRANSPORT OPERATIONS & SERVICES - 2.0%
26,000	AFC Gamma, Inc. (d)	323,700

	TOTAL COMMON STOCKS (Cost $8,296,371)	5,669,087

	EXCHANGE-TRADED FUND — 1.6%
	FIXED INCOME - 1.6%
3,380	iShares iBoxx $ High Yield Corporate Bond ETF(d)	253,737

	TOTAL EXCHANGE-TRADED FUND (Cost $250,099)	253,737

Principal		Coupon Rate
Amount ($)		(%)	Maturity
	CONVERTIBLE BONDS — 8.3%
	AUTOMOTIVE — 1.8%
350,000	NIO, Inc.	0.5000	02/01/27	292,250

	INTERNET MEDIA & SERVICES — 2.4%
662,000	fuboTV, Inc.	3.2500	02/15/26	382,690

	SPECIALTY FINANCE — 4.1%
717,000	EZCORP, Inc.	2.3750	05/01/25	662,999

	TOTAL CONVERTIBLE BONDS (Cost $1,576,319)			1,337,939

The accompanying notes are an integral part of these financial statements.

CATALYST/SMH TOTAL RETURN INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 52.3%
	ASSET MANAGEMENT — 1.9%
350,000	Icahn Enterprises, L.P. / Icahn Enterprises	5.2500	05/15/27	$301,089

	AUTOMOTIVE — 3.3%
639,000	American Axle & Manufacturing, Inc. (d)	5.0000	10/01/29	533,377

	HOME CONSTRUCTION — 3.7%
635,000	Beazer Homes USA, Inc.	5.8750	10/15/27	593,105

	INTERNET MEDIA & SERVICES — 2.1%
332,000	Uber Technologies, Inc.(b)	8.0000	11/01/26	338,738

	LEISURE FACILITIES & SERVICES — 3.1%
515,000	Odeon Finco plc(b) (d)	12.7500	11/01/27	505,047

	MACHINERY — 4.0%
687,000	Titan International, Inc.	7.0000	04/30/28	643,015

	METALS & MINING — 2.7%
534,000	Coeur Mining, Inc.(b) (d)	5.1250	02/15/29	441,116

	OIL & GAS PRODUCERS — 2.2%
350,000	Occidental Petroleum Corporation(d)	6.6000	03/15/46	360,850

	OIL & GAS SERVICES & EQUIPMENT — 11.5%
1,154,000	Transocean, Inc.(b)	11.5000	01/30/27	1,201,430
953,000	Transocean, Inc.	6.8000	03/15/38	663,307
				1,864,737

The accompanying notes are an integral part of these financial statements.

CATALYST/SMH TOTAL RETURN INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 52.3% (Continued)
	REAL ESTATE INVESTMENT TRUSTS — 8.3%
778,000	CoreCivic, Inc.	4.7500	10/15/27	$667,032
440,000	MPT Operating Partnership, L.P. / MPT Finance(d)	5.0000	10/15/27	370,608
332,000	Service Properties Trust	5.2500	02/15/26	301,547
				1,339,187
	REAL ESTATE OWNERS & DEVELOPERS — 2.2%
445,000	Howard Hughes Corporation (The)(b) (d)	4.3750	02/01/31	355,564

	RETAIL - DISCRETIONARY — 2.6%
411,000	BATH & BODY WORKS INC(d)	6.7500	07/01/36	370,357
373,000	Bed Bath & Beyond, Inc.	5.1650	08/01/44	8,409
74,000	Kohl’s Corporation	5.5500	07/17/45	44,131
				422,897
	SPECIALTY FINANCE — 3.8%
647,000	Enova International, Inc.(b) (d)	8.5000	09/15/25	630,767

	TECHNOLOGY HARDWARE — 0.0%
5,543,000	ENERGY CONVERSION DEVICES INC (b)(f)(g)(h)	0.0000	12/15/49	0

	TECHNOLOGY SERVICES — 0.9%
200,000	Kyndryl Holdings, Inc.	3.1500	10/15/31	150,120

	TOTAL CORPORATE BONDS (Cost $10,813,462)			8,479,609

Shares
	SHORT-TERM INVESTMENTS — 40.7%
	MONEY MARKET FUND - 1.4%
231,588	First American Treasury Obligations Fund, Class X, 5.03%(c) (Cost $231,588)	231,588

	COLLATERAL FOR SECURITIES LOANED – 39.3%
6,379,368	Mount Vernon Liquid Assets Portfolio, LLC, 5.22% (c)(e) (Cost $6,379,368)	6,379,368
	TOTAL SHORT-TERM INVESTMENTS (Cost $6,610,956)	6,610,956

	TOTAL INVESTMENTS – 137.8% (Cost $27,547,207)	$22,351,328
	LIABILITIES IN EXCESS OF OTHER ASSETS- (37.8)%	(6,135,600)
	NET ASSETS - 100.0%	$16,215,728

ETF	- Exchange-Traded Fund

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2023 the total market value of 144A securities is $3,472,662 or 21.4% of net assets.

(c)	Rate disclosed is the seven day effective yield as of June 30, 2023.

(d)	All or a portion of these securities are on loan. Total loaned securities had a value of $6,155,616 at June 30, 2023.

(e)	Mutual Fund Series Trust’s securities lending policy and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

(f)	Illiquid security. The total fair value of these securities as of June 30, 2023 was $0, representing 0% of net assets.

(g)	Represents issuer in default on interest payments; non-income producing security.

(h)	The value of this security has been determined in good faith under policies of the Board of Trustees. The total of these securities is $0 or 0.0% of net assets.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Assets and Liabilities
June 30, 2023

			Catalyst/MAP	Catalyst/CIFC			Catalyst/SMH
	Catalyst Insider	Catalyst Enhanced	Global Balanced	Floating Rate		Catalyst/SMH	Total Return
	Income Fund	Income Strategy Fund	Fund	Income Fund		High Income Fund	Income Fund
ASSETS:
Investment in Securities, at Cost	$67,116,175	$478,009,860	$14,031,823	$252,441,732		$22,011,932	$27,547,207
Investment in Securities, at Value	$64,527,568	$401,319,213	$14,862,744	$246,271,150		$16,574,026	$22,351,328
Cash	—	—	—	45,448		—	—
Receivable for Fund shares sold	10,320	359,865	10,845	1,442,779		973	—
Receivable for securities sold	—	2,910,034	—	10,866,484		—	—
Dividends and interest receivable	933,833	1,978,742	125,792	2,899,405		323,925	262,896
Due from Manager	—	—	2,710	—		—	—
Prepaid expenses and other assets	27,844	52,423	26,609	59,073		29,036	27,704
Total Assets	65,499,565	406,620,277	15,028,700	261,584,339		16,927,960	22,641,928

LIABILITIES:
Options written (proceeds $0, $0, $31,284, $0, $0, $0)	—	—	2,848	—		—	—
Payable for securities purchased	4,405,560	—	—	22,490,532		—	—
Management fees payable	26,880	427,544	—	110,833		2,134	5,743
Distribution Payable	26,853	—	—	235,889		—	—
Payable upon return of securities loaned (Market value of securities on loan $0; $0; $0; $0; $3,138,719; $6,155,616)	—	—	—	—		3,263,633	6,379,368
Line of credit payable	—	969	—	—		—	—
Payable for Fund shares redeemed	61,620	1,796,079	25,837	661,018		681	—
Payable to related parties	6,316	39,250	4,295	21,148		5,807	5,945
Trustee fee payable	3,670	3,720	3,704	3,571		3,720	3,695
Accrued 12b-1 fees	4,775	27,074	6,862	21,041		8,746	7,980
Compliance Officer fees payable	—	—	83	8		5	9
Accrued expenses and other liabilities	42,501	137,939	24,478	77,688		23,837	23,460
Total Liabilities	4,578,175	2,432,575	68,107	23,621,728		3,308,563	6,426,200

Net Assets	$60,921,390	$404,187,702	$14,960,593	$237,962,611		$13,619,397	$16,215,728

NET ASSETS CONSIST OF:
Paid in capital	$71,816,829	$507,790,700	$13,708,812	$263,542,520		$49,783,591	$38,664,794
Accumulated earnings (losses)	(10,895,439)	(103,602,998)	1,251,781	(25,579,909)		(36,164,194)	(22,449,066)
Net Assets	$60,921,390	$404,187,702	$14,960,593	$237,962,611		$13,619,397	$16,215,728

Class A
Net Assets	$4,422,215	$31,114,084	$2,218,794	$16,571,745		$7,495,394	$6,168,698
Shares of beneficial interest outstanding (a)	501,919	3,391,585	193,996	1,828,415		2,184,357	1,404,384
Net asset value per share (Net assets/shares outstanding)	$8.81	$9.17	$11.44	$9.06		$3.43	$4.39
Maximum offering price per share (b)	$9.25	$9.63	$12.14	$9.51		$3.60	$4.66
Minimum redemption price per share (c)	$8.72	$9.08	$11.33	$8.97		$3.40	$4.35

Class C
Net Assets	$2,630,506	$18,626,489	$5,216,776	$23,225,534		$1,973,999	$2,833,957
Shares of beneficial interest outstanding (a)	298,218	2,041,525	464,675	2,572,636		574,003	645,968
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)	$8.82	$9.12	$11.23	$9.03		$3.44	$4.39

Class I
Net Assets	$53,868,669	$354,447,129	$7,525,023	$198,164,311		$4,150,004	$7,213,073
Shares of beneficial interest outstanding (a)	6,098,132	38,638,146	655,914	21,854,314		1,208,956	1,647,209
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)	$8.83	$9.17	$11.47	$9.07		$3.43	$4.38

Class C-1 (e)
Net Assets				$1,021
Shares of beneficial interest outstanding (a)				113
Net asset value, offering price and redemption price per share (Net assets/shares outstanding) (f)				$9.03	(d)

(a)	Unlimited number of shares of no par value beneficial interest authorized.

(b)	There is a maximum front-end sales charge (load) of 4.75% imposed on purchases of Class A shares for each Fund, excluding the Catalyst/MAP Global Balanced Fund and the Catalyst/SMH Total Return Income Fund which impose 5.75%.

(c)	Investments in Class A shares made at or above $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charges (“CDSC”) on shares redeemed within two years of purchases.

(d)	Net assets divided by shares of beneficial interest outstanding does not equal net asset value per share due to the round of shares.

(e)	Class C-1 only applies to Catalyst/CIFC Floating Rate Income Fund

(f)	Shares redeemed within 12 months after purchase will be charged a contingent deferred sales charge (“CDSC”) of up to 1.00%

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Operations
For the Year Ended June 30, 2023

			Catalyst/MAP	Catalyst/CIFC		Catalyst/SMH
	Catalyst Insider	Catalyst Enhanced	Global Balanced	Floating Rate	Catalyst/SMH	Total Return
	Income Fund	Income Strategy Fund	Fund	Income Fund	High Income Fund	Income Fund
Investment Income:
Dividend Income	$—	$—	$353,157	$484,419	$54,570	$401,783
Interest Income	4,453,414	39,150,076	212,911	19,577,222	1,137,508	734,325
Securities Lending Income - net	—	—	—	—	46,842	50,079
Foreign tax withheld	—	—	(55,390)	—	—	—
Total Investment Income	4,453,414	39,150,076	510,678	20,061,641	1,238,920	1,186,187

Operating Expenses:
Investment management fees	586,218	7,501,051	159,528	2,362,555	154,120	168,738
12b-1 Fees:
Class A	11,511	84,534	5,628	61,015	19,529	16,037
Class C	30,242	230,003	55,987	219,837	22,283	31,476
Class C-1 *	—	—	—	7	—	—
Registration fees	49,973	82,123	34,148	74,833	42,292	40,782
Networking fees	103,710	614,458	15,144	269,171	15,020	12,280
Transfer Agent fees	7,454	43,032	2,333	15,428	3,861	2,447
Management services fees	15,890	100,759	3,129	48,542	3,284	3,183
Administration fees	42,348	348,874	35,500	163,006	34,687	33,774
Audit fees	15,464	22,115	15,973	20,194	15,473	15,473
Legal fees	14,126	16,675	15,814	25,017	15,117	15,107
Trustees’ fees	15,407	16,453	15,320	15,299	15,409	15,320
Compliance officer fees	7,729	23,222	9,184	16,632	9,138	9,199
Printing expense	8,361	62,296	963	27,419	2,610	1,689
Custody fees	5,415	44,572	11,157	18,273	3,218	3,156
Insurance expense	3,558	16,458	490	5,998	634	552
Interest expense	4,282	4,719	324	284	6,561	1,803
Miscellaneous expense	3,445	4,048	3,043	11,491	2,523	2,918
Total Operating Expenses	925,133	9,215,392	383,665	3,355,001	365,759	373,934
Less: Fees waived/ Expenses reimbursed by Manager	(292,989)	(1,401,166)	(167,066)	(947,927)	(127,991)	(100,308)
Net Operating Expenses	632,144	7,814,226	216,599	2,407,074	237,768	273,626

Net Investment Income	3,821,270	31,335,850	294,079	17,654,567	1,001,152	912,561

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	(5,629,641)	(18,961,852)	601,183	(9,082,302)	(989,782)	370,668
Options written	—	—	11,849	—	—	—
Foreign currency transactions	—	—	(718)	—	—	—
Net realized gain (loss)	(5,629,641)	(18,961,852)	612,314	(9,082,302)	(989,782)	370,668

Net change in unrealized appreciation (depreciation) on:
Investments	5,175,207	(38,279,159)	(492,900)	11,932,360	1,480,890	226,887
Options written	—	—	28,436	—	—	—
Foreign currency translations	—	—	1,552	—	—	—
Net change in unrealized appreciation (depreciation)	5,175,207	(38,279,159)	(462,912)	11,932,360	1,480,890	226,887

Net Realized and Unrealized Gain (Loss) on Investments	(454,434)	(57,241,011)	149,402	2,850,058	491,108	597,555

Net Increase (Decrease) in Net Assets Resulting From Operations	$3,366,836	$(25,905,161)	$443,481	$20,504,625	$1,492,260	$1,510,116

*	Class C-1 only applies to Catalyst/CIFC Floating Rate Income Fund

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets

			Catalyst Enhanced		Catalyst/MAP Global
	Catalyst Insider Income Fund		Income Strategy Fund		Balanced Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Operations:
Net investment income	$3,821,270	$3,170,743	$31,335,850	$29,392,867	$294,079	$315,262
Net realized gain (loss) on investments	(5,629,641)	(1,383,194)	(18,961,852)	(4,080,758)	612,314	416,606
Net change in unrealized appreciation (depreciation) on investments	5,175,207	(10,567,439)	(38,279,159)	(39,161,011)	(462,912)	(1,607,807)
Net increase (decrease) in net assets resulting from operations	3,366,836	(8,779,890)	(25,905,161)	(13,848,902)	443,481	(875,939)

Distributions to Shareholders from:
Accumulated Earnings
Class A	(217,101)	(163,505)	(2,258,906)	(2,715,394)	(57,328)	(155,506)
Class C	(119,836)	(86,184)	(1,346,973)	(1,500,064)	(113,738)	(358,306)
Class I	(3,490,674)	(3,249,236)	(30,216,491)	(25,849,211)	(218,497)	(639,024)
Total distributions to shareholders	(3,827,611)	(3,498,925)	(33,822,370)	(30,064,669)	(389,563)	(1,152,836)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	254,920	2,326,682	12,419,595	33,536,685	718,627	561,076
Class C	575,080	977,166	2,146,164	21,722,242	1,035,514	975,384
Class I	12,111,866	41,598,900	191,576,626	429,518,090	491,407	1,778,445
Reinvestment of distributions
Class A	209,190	151,108	1,899,033	2,332,430	53,199	140,579
Class C	115,588	84,553	1,142,563	1,315,737	110,526	331,718
Class I	2,935,293	2,688,624	24,473,183	20,228,670	176,489	550,461
Cost of shares redeemed
Class A	(1,133,809)	(1,520,880)	(12,662,715)	(33,433,044)	(978,904)	(682,243)
Class C	(1,719,665)	(815,345)	(9,302,213)	(12,294,002)	(1,933,703)	(1,278,446)
Class I	(48,914,776)	(40,853,724)	(289,632,571)	(211,259,402)	(1,900,744)	(3,051,992)
Net increase (decrease) in net assets from share transactions of beneficial interest	(35,566,313)	4,637,084	(77,940,335)	251,667,406	(2,227,589)	(675,018)

Total Increase (Decrease) in Net Assets	(36,027,088)	(7,641,731)	(137,667,866)	207,753,835	(2,173,671)	(2,703,793)

Net Assets:
Beginning of year	96,948,478	104,590,209	541,855,568	334,101,733	17,134,264	19,838,057
End of year	$60,921,390	$96,948,478	$404,187,702	$541,855,568	$14,960,593	$17,134,264

Share Activity:
Class A
Shares Sold	29,121	237,811	1,267,353	3,042,577	62,434	45,771
Shares Reinvested	23,844	15,857	197,454	213,999	4,689	11,500
Shares Redeemed	(128,391)	(158,535)	(1,315,054)	(3,118,235)	(85,925)	(55,779)
Net increase (decrease) in shares of Beneficial interest	(75,426)	95,133	149,753	138,341	(18,802)	1,492

Class C
Shares Sold	65,849	101,401	220,151	1,977,168	93,244	80,659
Shares Reinvested	13,150	8,860	118,996	121,471	9,876	27,510
Shares Redeemed	(195,146)	(85,415)	(963,302)	(1,141,103)	(172,593)	(104,061)
Net increase (decrease) in shares of Beneficial interest	(116,147)	24,846	(624,155)	957,536	(69,473)	4,108

Class I
Shares Sold	1,375,911	4,270,849	19,422,148	39,263,124	42,438	142,178
Shares Reinvested	333,590	280,910	2,538,785	1,863,882	15,535	44,967
Shares Redeemed	(5,590,560)	(4,263,715)	(29,884,494)	(19,574,533)	(169,727)	(246,434)
Net increase (decrease) in shares of Beneficial interest	(3,881,059)	288,044	(7,923,561)	21,552,473	(111,754)	(59,289)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)

	Catalyst/CIFC Floating				Catalyst/SMH Total
	Rate Income Fund		Catalyst/SMH High Income Fund		Return Income Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Operations:
Net investment income	$17,654,567	$7,609,592	$1,001,152	$1,175,770	$912,561	$749,938
Net realized gain (loss) on investments	(9,082,302)	(69,081)	(989,782)	394,393	370,668	745,704
Net change in unrealized appreciation/ (depreciation) on investments	11,932,360	(19,036,032)	1,480,890	(5,678,065)	226,887	(4,507,350)
Net increase (decrease) in net assets resulting from operations	20,504,625	(11,495,521)	1,492,260	(4,107,902)	1,510,116	(3,011,708)

Distributions to Shareholders from:
Return of Capital
Class A	—	—	—	(10,949)	—	(108,439)
Class C	—	—	—	(4,548)	—	(77,637)
Class I	—	—	—	(13,916)	—	(136,348)
Accumulated Earnings
Class A	(1,787,180)	(753,730)	(504,426)	(446,399)	(311,976)	(221,511)
Class C	(1,469,063)	(489,404)	(124,597)	(145,709)	(128,857)	(118,764)
Class I	(14,447,784)	(6,182,058)	(342,953)	(583,662)	(375,166)	(299,150)
Class C-1 (a,b)	(51)	—	—	—	—	—
Total distributions to shareholders	(17,704,078)	(7,425,192)	(971,976)	(1,205,183)	(815,999)	(961,849)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	11,618,099	9,072,404	454,907	2,766,549	341,398	4,868,376
Class C	5,610,393	13,300,129	145,931	94,061	201,541	162,733
Class I	141,099,268	177,065,245	6,817,299	9,478,574	1,373,805	4,754,079
Class C-1 (a,b)	1,000	—	—	—	—	—
Reinvestment of distributions
Class A	1,622,461	680,962	293,022	228,833	204,919	198,296
Class C	1,331,066	440,612	74,167	79,059	117,348	168,733
Class I	12,583,296	5,291,587	259,885	470,256	281,144	284,429
Cost of shares redeemed
Class A	(20,633,178)	(3,948,424)	(1,510,222)	(1,739,154)	(1,368,164)	(1,051,842)
Class C	(5,924,852)	(4,657,414)	(862,825)	(2,951,260)	(904,360)	(4,860,709)
Class I	(160,179,903)	(85,850,568)	(10,674,272)	(10,897,564)	(3,480,707)	(1,779,954)
Net increase (decrease) in net assets from share transactions of beneficial interest	(12,872,350)	111,394,533	(5,002,108)	(2,470,646)	(3,233,076)	2,744,141

Total Increase (Decrease) in Net Assets	(10,071,803)	92,473,820	(4,481,824)	(7,783,731)	(2,538,959)	(1,229,416)

Net Assets:
Beginning of year	248,034,414	155,560,594	18,101,221	25,884,952	18,754,687	19,984,103
End of year	$237,962,611	$248,034,414	$13,619,397	$18,101,221	$16,215,728	$18,754,687

Share Activity:
Class A
Shares Sold	1,294,348	949,670	133,533	669,639	79,002	959,020
Shares Reinvested	180,423	72,112	86,755	58,383	47,477	40,310
Shares Redeemed	(2,296,374)	(416,701)	(442,070)	(425,185)	(318,362)	(211,833)
Net increase (decrease) in shares of Beneficial interest	(821,603)	605,081	(221,782)	302,837	(191,883)	787,497

Class C
Shares Sold	624,705	1,403,360	43,498	22,791	47,052	33,833
Shares Reinvested	148,497	46,891	21,903	20,031	27,195	34,006
Shares Redeemed	(660,622)	(491,547)	(251,913)	(715,988)	(207,917)	(960,872)
Net increase (decrease) in shares of Beneficial interest	112,580	958,704	(186,512)	(673,166)	(133,670)	(893,033)

Class I
Shares Sold	15,654,524	18,617,134	2,025,976	2,286,131	318,807	963,420
Shares Reinvested	1,397,734	560,961	76,815	118,995	65,296	58,276
Shares Redeemed	(17,834,518)	(9,152,986)	(3,168,129)	(2,715,507)	(798,714)	(366,356)
Net increase (decrease) in shares of Beneficial interest	(782,260)	10,025,109	(1,065,338)	(310,381)	(414,611)	655,340

Class C-1 (a,b)
Shares Sold	113
Shares Reinvested	—
Shares Redeemed	—
Net increase in shares of Beneficial interest	113

(a)	Class C-1 only applies to Catalyst/CIFC Floating Rate Income Fund

(b)	The Catalyst/CIFC Floating Rate Income Fund Class C-1 commenced operations on November 1, 2022

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Insider Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2023		June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019
Net asset value, beginning of year	$8.82		$9.88	$9.50	$9.55	$9.38

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.41		0.26	0.28	0.28	0.26
Net realized and unrealized gain (loss) on investments	(0.00	) (B)	(1.04)	0.39	(0.03)	0.12
Total from investment operations	0.41		(0.78)	0.67	0.25	0.38

LESS DISTRIBUTIONS:
From net investment income	(0.42)		(0.25)	(0.29)	(0.28)	(0.21)
From net realized gains	—		(0.03)	—	(0.02)	—
Total distributions	(0.42)		(0.28)	(0.29)	(0.30)	(0.21)

Net asset value, end of year	$8.81		$8.82	$9.88	$9.50	$9.55

Total return (C)	4.71%		(8.06)%	7.15%	2.72%	4.06%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$4,422		$5,090	$4,764	$3,500	$2,453
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement	1.39	% (D)	1.34%	1.37%	1.43%	2.12%
Expenses, net waiver and reimbursement	1.01	% (D)	1.00%	1.00%	1.00%	1.00%
Net investment Income, before waiver and reimbursement	4.32%		2.34%	2.50%	2.55%	1.67%
Net investment income, net waiver and reimbursement	4.70%		2.68%	2.87%	2.98%	2.79%
Portfolio turnover rate	43%		70%	89%	172%	126%

	Class C
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2023		June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019
Net asset value, beginning of year	$8.83		$9.89	$9.50	$9.56	$9.37

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.35		0.18	0.19	0.21	0.19
Net realized and unrealized gain (loss) on investments	(0.01)		(1.03)	0.42	(0.04)	0.14
Total from investment operations	0.34		(0.85)	0.61	0.17	0.33

LESS DISTRIBUTIONS:
From net investment income	(0.35)		(0.18)	(0.22)	(0.21)	(0.14)
From net realized gains	—		(0.03)	—	(0.02)	—
Total distributions	(0.35)		(0.21)	(0.22)	(0.23)	(0.14)

Net asset value, end of year	$8.82		$8.83	$9.89	$9.50	$9.56

Total return (C)	3.94%		(8.76)%	6.48%	1.84%	3.51%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$2,631		$3,658	$3,851	$1,668	$1,131
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement	2.14	% (E)	2.09%	2.12%	2.18%	2.87%
Expenses, net waiver and reimbursement	1.76	% (E)	1.75%	1.75%	1.75%	1.75%
Net investment income, before waiver and reimbursement	3.57%		1.57%	1.60%	1.80%	0.87%
Net investment income, net waiver and reimbursement	3.95%		1.91%	1.97%	2.23%	1.99%
Portfolio turnover rate	43%		70%	89%	172%	126%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Less than 0.01 per share.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Manager not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.38%
Expenses, net waiver and reimbursement	1.00%

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.13%
Expenses, net waiver and reimbursement	1.75%

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Insider Income Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2023		June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019
Net asset value, beginning of year	$8.84		$9.90	$9.51	$9.56	$9.38

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.44		0.28	0.30	0.31	0.29
Net realized and unrealized gain (loss) on investments	(0.01)		(1.03)	0.40	(0.05)	0.13
Total from investment operations	0.43		(0.75)	0.70	0.26	0.42

LESS DISTRIBUTIONS:
From net investment income	(0.44)		(0.28)	(0.31)	(0.29)	(0.24)
From net realized gains	—		(0.03)	—	(0.02)	—
Total distributions	(0.44)		(0.31)	(0.31)	(0.31)	(0.24)

Net asset value, end of year	$8.83		$8.84	$9.90	$9.51	$9.56

Total return (B)	4.97%		(7.79)%	7.45%	2.90%	4.49%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$53,869		$88,201	$95,976	$46,580	$29,737
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement	1.14	% (C)	1.09%	1.12%	1.18%	1.87%
Expenses, net waiver and reimbursement	0.76	% (C)	0.75%	0.75%	0.75%	0.75%
Net investment Income, before waiver and reimbursement	4.57%		2.57%	2.65%	2.80%	1.89%
Net investment income, net waiver and reimbursement	4.95%		2.91%	3.02%	3.23%	3.01%
Portfolio turnover rate	43%		70%	89%	172%	126%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Manager not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.13%
Expenses, net waiver and reimbursement	0.75%

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Enhanced Income Strategy Fund
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Class A
	For the		For the	For the	For the		For the
	Year Ended		Year Ended	Year Ended	Year Ended		Period Ended
	June 30, 2023		June 30, 2022	June 30, 2021	June 30, 2020		June 30, 2019 (A)
Net asset value, beginning of year/period	$10.33		$11.21	$11.11	$11.16		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.60		0.66	0.73	0.57		0.27
Net realized and unrealized gain(loss) on investments	(1.11)		(0.87)	0.08	(0.07)		1.06
Total from investment operations	(0.51)		(0.21)	0.81	0.50		1.33

LESS DISTRIBUTIONS:
From net investment income	(0.65)		(0.66)	(0.71)	(0.55)		(0.17)
From net realized gains	—		(0.01)	—	—		—
Total distributions	(0.65)		(0.67)	(0.71)	(0.55)		(0.17)

Net asset value, end of year/period	$9.17		$10.33	$11.21	$11.11		$11.16

Total return (C)	(5.06	)% (D)	(2.03)%	7.39%	4.60	% (D)	13.28	% (D,E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$31,114		$33,489	$34,778	$15,978		$1,016
Ratios to average net assets
Expenses, before waiver and reimbursement	2.03%		1.99%	2.04%	2.11%		2.71	% (F)
Expenses, net waiver and reimbursement	1.75%		1.75%	1.75%	1.75%		1.75	% (F)
Net investment income, before waiver and reimbursement	5.84%		5.81%	6.13%	4.83%		3.77	% (F)
Net investment income, net waiver and reimbursement	6.12%		6.05%	6.42%	5.18%		4.73	% (F)
Portfolio turnover rate	29%		57%	58%	94%		42	% (E)

	Class C
	For the		For the	For the	For the		For the
	Year Ended		Year Ended	Year Ended	Year Ended		Period Ended
	June 30, 2023		June 30, 2022	June 30, 2021	June 30, 2020		June 30, 2019 (A)
Net asset value, beginning of year/period	$10.28		$11.16	$11.07	$11.13		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.52		0.58	0.65	0.46		0.22
Net realized and unrealized gain (loss) on investments	(1.10)		(0.87)	0.07	(0.05)		1.05
Total from investment operations	(0.58)		(0.29)	0.72	0.41		1.27

LESS DISTRIBUTIONS:
From net investment income	(0.58)		(0.58)	(0.63)	(0.47)		(0.14)
From net realized gains	—		(0.01)	—	—		—
Total distributions	(0.58)		(0.59)	(0.63)	(0.47)		(0.14)

Net asset value, end of year/period	$9.12		$10.28	$11.16	$11.07		$11.13

Total return (C)	(5.79	)% (D)	(2.74)%	6.61%	3.82%		12.75	% (E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$18,626		$27,398	$19,059	$4,605		$769
Ratios to average net assets
Expenses, before waiver and reimbursement	2.78%		2.74%	2.79%	2.86%		3.46	% (F)
Expenses, net waiver and reimbursement	2.50%		2.50%	2.50%	2.50%		2.50	% (F)
Net investment Income, before waiver and reimbursement	5.04%		5.06%	5.47%	3.82%		2.98	% (F)
Net investment income, net waiver and reimbursement	5.32%		5.30%	5.76%	4.17%		3.94	% (F)
Portfolio turnover rate	29%		57%	58%	94%		42	% (E)

(A)	The Catalyst Enhanced Income Fund Class A and Class C shares commenced operations on December 31, 2018.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Manager not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(E)	Not annualized.

(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Enhanced Income Strategy Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Class I
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2023		June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019 (A)
Net asset value, beginning of year/period	$10.33		$11.21	$11.11	$11.15	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.62		0.69	0.76	0.57	0.25
Net realized and unrealized gain (loss) on investments	(1.11)		(0.87)	0.07	(0.04)	1.08
Total from investment operations	(0.49)		(0.18)	0.83	0.53	1.33

LESS DISTRIBUTIONS:
From net investment income	(0.67)		(0.69)	(0.73)	(0.57)	(0.18)
From net realized gains	—		(0.01)	—	—	—
Total distributions	(0.67)		(0.70)	(0.73)	(0.57)	(0.18)

Net asset value, end of year/period	$9.17		$10.33	$11.21	$11.11	$11.15

Total return (C)	(4.82	)% (D)	(1.79)%	7.64%	4.93%	13.32	% (E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$354,447		$480,968	$280,265	$125,800	$29,378
Ratios to average net assets
Expenses, before waiver and reimbursement	1.78%		1.74%	1.79%	1.86%	2.46	% (F)
Expenses, net waiver and reimbursement	1.50%		1.50%	1.50%	1.50%	1.50	% (F)
Net investment income, before waiver and reimbursement	6.05%		6.07%	6.39%	4.82%	3.47	% (F)
Net investment income, net waiver and reimbursement	6.33%		6.31%	6.68%	5.17%	4.43	% (F)
Portfolio turnover rate	29%		57%	58%	94%	42	% (E)

(A)	The Catalyst Enhanced Income Fund Class I shares commenced operations on December 31, 2018.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Manager not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(E)	Not annualized.

(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/MAP Global Balanced Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	June 30, 2023	June 30, 2022	June 30, 2021		June 30, 2020	June 30, 2019
Net asset value, beginning of year	$11.36	$12.69	$10.95		$11.65	$12.06
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.23	0.22	0.20		0.22	0.18
Net realized and unrealized gain (loss) on investments	0.15	(0.80)	1.74		(0.60)	0.29
Total from investment operations	0.38	(0.58)	1.94		(0.38)	0.47

LESS DISTRIBUTIONS:
From return of capital	—	—	—		—	(0.02)
From net investment income	(0.23)	(0.28)	(0.20)		(0.21)	(0.16)
From net realized gains	(0.07)	(0.47)	(0.00	) (B)	(0.11)	(0.70)
Total distributions	(0.30)	(0.75)	(0.20)		(0.32)	(0.88)

Net asset value, end of year	$11.44	$11.36	$12.69		$10.95	$11.65

Total return (C)	3.40%	(4.90)%	17.83%		(3.27)%	4.28%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$2,219	$2,418	$2,681		$3,502	$4,132
Ratios to average net assets
Expenses, before waiver and reimbursement (D)	2.27%	2.07%	2.00%		1.95%	1.90%
Expenses, net waiver and reimbursement (D)	1.22%	1.22%	1.22%		1.22%	1.31%
Net investment income, before waiver and reimbursement (D,E)	0.95%	0.95%	0.92%		1.22%	0.98%
Net investment income, net waiver and reimbursement (D,E)	2.00%	1.81%	1.70%		1.95%	1.57%
Portfolio turnover rate	36%	25%	18%		49%	38%

	Class C
	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	June 30, 2023	June 30, 2022	June 30, 2021		June 30, 2020	June 30, 2019
Net asset value, beginning of year	$11.18	$12.55	$10.85		$11.52	$11.96

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.14	0.13	0.12		0.13	0.10
Net realized and unrealized gain (loss) on investments	0.15	(0.78)	1.70		(0.58)	0.27
Total from investment operations	0.29	(0.65)	1.82		(0.45)	0.37

LESS DISTRIBUTIONS:
From return of capital	—	—	—		—	(0.01)
From net investment income	(0.17)	(0.25)	(0.12)		(0.11)	(0.10)
From net realized gains	(0.07)	(0.47)	(0.00	) (B)	(0.11)	(0.70)
Total distributions	(0.24)	(0.72)	(0.12)		(0.22)	(0.81)

Net asset value, end of year	$11.23	$11.18	$12.55		$10.85	$11.52

Total return (C)	2.60%	(5.57)%	16.87%		(3.93)%	3.45%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$5,217	$5,972	$6,653		$6,249	$6,251
Ratios to average net assets
Expenses, before waiver and reimbursement (D)	3.02%	2.82%	2.75%		2.70%	2.65%
Expenses, net waiver and reimbursement (D)	1.97%	1.97%	1.97%		1.97%	2.06%
Net investment income, before waiver and reimbursement (D,E)	0.17%	0.19%	0.23%		0.47%	0.31%
Net investment income, net waiver and reimbursement (D,E)	1.22%	1.04%	1.01%		1.20%	0.90%
Portfolio turnover rate	36%	25%	18%		49%	38%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Represents less than $0.01 per share.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Manager not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Does not include expenses of the underlying investment companies in which the Fund invests.

(E)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/MAP Global Balanced Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	June 30, 2023	June 30, 2022	June 30, 2021		June 30, 2020	June 30, 2019
Net asset value, beginning of year	$11.39	$12.70	$10.96		$11.67	$12.08

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.25	0.25	0.23		0.25	0.22
Net realized and unrealized gain (loss) on investments	0.15	(0.79)	1.74		(0.60)	0.29
Total from investment operations	0.40	(0.54)	1.97		(0.35)	0.51

LESS DISTRIBUTIONS:
From return of capital	—	—	—		—	(0.03)
From net investment income	(0.25)	(0.30)	(0.23)		(0.25)	(0.19)
From net realized gains	(0.07)	(0.47)	(0.00	) (B)	(0.11)	(0.70)
Total distributions	(0.32)	(0.77)	(0.23)		(0.36)	(0.92)

Net asset value, end of year	$11.47	$11.39	$12.70		$10.96	$11.67

Total return (C)	3.59%	(4.61)%	18.12%		(3.04)%	4.55%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$7,525	$8,744	$10,504		$12,763	$13,054
Ratios to average net assets
Expenses, before waiver and reimbursement (D)	2.02%	1.82%	1.75%		1.70%	1.65%
Expenses, net waiver and reimbursement (D)	0.97%	0.97%	0.97%		0.97%	1.06%
Net investment income, before waiver and reimbursement (D,E)	1.18%	1.16%	1.15%		1.47%	1.31%
Net investment income, net waiver and reimbursement (D,E)	2.23%	2.01%	1.93%		2.20%	1.90%
Portfolio turnover rate	36%	25%	18%		49%	38%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Represents less than $0.01 per share.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Manager not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Does not include expenses of the underlying investment companies in which the Fund invests.

(E)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/CIFC Floating Rate Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020		June 30, 2019
Net asset value, beginning of year	$8.94	$9.62	$9.11	$9.57		$9.61

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.66	0.33	0.28	0.40		0.46
Net realized and unrealized gain (loss) on investments	0.13	(0.69)	0.54	(0.40)		(0.07)
Total from investment operations	0.79	(0.36)	0.82	0.00		0.39

LESS DISTRIBUTIONS:
From net investment income	(0.67)	(0.32)	(0.31)	(0.46)		(0.43)
From net realized gains	—	—	—	—		—
Total distributions	(0.67)	(0.32)	(0.31)	(0.46)		(0.43)

Net asset value, end of year	$9.06	$8.94	$9.62	$9.11		$9.57

Total return (B)	9.12%	(3.91)%	9.08%	(0.06	)% (C,H)	4.22%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$16,572	$23,683	$19,682	$15,341		$17,287
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (D,E)	1.55%	1.53%	1.59%	1.66%		1.72%
Expenses, net waiver and reimbursement (D,E)	1.15%	1.15%	1.15%	1.15%		1.31%
Net investment income, before waiver and reimbursement (D,G)	6.88%	3.10%	2.52%	3.75%		4.40%
Net investment income, net waiver and reimbursement (D,G)	7.28%	3.48%	2.96%	4.27%		4.80%
Portfolio turnover rate	84%	95%	180%	231%		178%

	Class C
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020		June 30, 2019
Net asset value, beginning of year	$8.91	$9.59	$9.08	$9.54		$9.58

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.60	0.26	0.21	0.32		0.38
Net realized and unrealized gain (loss) on investments	0.12	(0.69)	0.54	(0.40)		(0.06)
Total from investment operations	0.72	(0.43)	0.75	(0.08)		0.32

LESS DISTRIBUTIONS:
From net investment income	(0.60)	(0.25)	(0.24)	(0.38)		(0.36)
From net realized gains	—	—	—	—		—
Total distributions	(0.60)	(0.25)	(0.24)	(0.38)		(0.36)

Net asset value, end of year	$9.03	$8.91	$9.59	$9.08		$9.54

Total return (B)	8.32%	(4.63)%	8.30%	(0.81	)% (C,H)	3.46%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$23,226	$21,907	$14,399	$11,716		$9,851
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (D,F)	2.30%	2.28%	2.34%	2.41%		2.46%
Expenses, net waiver and reimbursement (D,F)	1.90%	1.90%	1.90%	1.90%		2.07%
Net investment income, before waiver and reimbursement (D,G)	6.26%	2.37%	1.75%	2.95%		3.59%
Net investment income, net waiver and reimbursement (D,G)	6.66%	2.74%	2.19%	3.46%		3.97%
Portfolio turnover rate	84%	95%	180%	231%		178%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Manager not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes increase from payments made by affiliated parties of 0.00% for the A shares and 0.11% for the C shares for June 30, 2020 related to the pricing errors reimbursement. Without these transactions, total return would have been (0.81)% for the A shares and (0.92)% for the C shares for June 30, 2020.

(D)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.55%	1.53%	1.59%	1.66%	1.71%
Expenses, net waiver and reimbursement	1.15%	1.15%	1.15%	1.15%	1.31%

(F)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.30%	2.28%	2.34%	2.41%	2.45%
Expenses, net waiver and reimbursement	1.90%	1.90%	1.90%	1.90%	2.06%

(G)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(H)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/CIFC Floating Rate Income Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Class I
	For the		For the		For the	For the		For the
	Year Ended		Year Ended		Year Ended	Year Ended		Year Ended
	June 30, 2023		June 30, 2022		June 30, 2021	June 30, 2020		June 30, 2019
Net asset value, beginning of year	$8.94		$9.63		$9.12	$9.59		$9.62

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.68		0.36		0.32	0.41		0.48
Net realized and unrealized gain (loss) on investments	0.14		(0.71)		0.52	(0.40)		(0.05)
Total from investment operations	0.82		(0.35)		0.84	0.01		0.43

LESS DISTRIBUTIONS:
From net investment income	(0.69)		(0.34)		(0.33)	(0.48)		(0.46)
From net realized gains	—		—		—	—		—
Total distributions	(0.69)		(0.34)		(0.33)	(0.48)		(0.46)

Net asset value, end of year	$9.07		$8.94		$9.63	$9.12		$9.59

Total return (C)	9.51%		(3.74	)% (I)	9.34%	0.21	% (D,I)	4.58	% (I)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$198,164		$202,444		$121,480	$63,191		$40,341
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (E,G)	1.30%		1.28%		1.34%	1.41%		1.46%
Expenses, net waiver and reimbursement (E,G)	0.90%		0.90%		0.90%	0.90%		1.07%
Net investment income, before waiver and reimbursement (E,H)	7.19%		3.39%		2.88%	3.88%		4.65%
Net investment income, net waiver and reimbursement (E,H)	7.59%		3.77%		3.31%	4.39%		5.03%
Portfolio turnover rate	84%		95%		180%	231%		178%

	Class C-1 (A)
	For the
	Period Ended
	June 30, 2023
Net asset value, beginning of period	$8.84

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.45
Net realized and unrealized gain (loss) on investments	0.19
Total from investment operations	0.64

LESS DISTRIBUTIONS:
From net investment income	(0.45)
Total distributions	(0.45)

Net asset value, end of period	$9.03

Total return (C)	7.41	% (J)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$1
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (E,F)	2.51	% (K)
Expenses, net waiver and reimbursement (E,F)	1.90	% (K)
Net investment income, before waiver and reimbursement (E,H)	6.95	% (K)
Net investment income, net waiver and reimbursement (E,H)	7.56	% (K)
Portfolio turnover rate	84	% (J)

(A)	Class C-1 commenced investment operations on November 1, 2022.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Manager not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Includes increase from payments made by affiliated parties of 0.11% related to the pricing errors reimbursement for June 30, 2020. Without these transactions, total return would have been 0.10% for June 30, 2020.

(E)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(F)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.51	% (K)
Expenses, net waiver and reimbursement	1.90	% (K)

(G)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.30%	1.28%	1.34%	1.41%	1.45%
Expenses, net waiver and reimbursement	0.90%	0.90%	0.90%	0.90%	1.06%

(H)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(I)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(J)	Not annualized.

(K)	Annualized.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/SMH High Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the		For the		For the		For the	For the
	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	June 30, 2023		June 30, 2022		June 30, 2021		June 30, 2020	June 30, 2019
Net asset value, beginning of year	$3.33		$4.23		$3.53		$3.79	$3.92

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.22		0.19		0.17		0.18	0.20
Net realized and unrealized gain (loss) on investments	0.10		(0.90)		0.70		(0.24)	(0.12)
Total from investment operations	0.32		(0.71)		0.87		(0.06)	0.08

LESS DISTRIBUTIONS:
From net investment income	(0.22)		(0.19)		(0.16)		(0.18)	(0.21)
From net realized gains	—		(0.00	) (C)	(0.01)		—	—
From return of capital	—		(0.00	) (C)	(0.00	) (C)	(0.02)	—
Total distributions	(0.22)		(0.19)		(0.17)		(0.20)	(0.21)

Net asset value, end of year	$3.43		$3.33		$4.23		$3.53	$3.79

Total return (B)	9.94%		(17.26)%		25.21%		(1.51)%	2.09%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$7,495		$8,002		$8,889		$8,421	$9,517
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement	2.36	% (D)	1.95	% (D)	2.04%		2.07%	1.87%
Expenses, net waiver and reimbursement	1.52	% (D)	1.49	% (D)	1.48%		1.48%	1.47%
Net investment income, before waiver and reimbursement	5.72%		4.31%		3.71%		4.22%	4.70%
Net investment income, net waiver and reimbursement	6.56%		4.78%		4.27%		4.81%	5.10%
Portfolio turnover rate	41%		42%		51%		21%	28%

	Class C
	For the		For the		For the		For the	For the
	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	June 30, 2023		June 30, 2022		June 30, 2021		June 30, 2020	June 30, 2019
Net asset value, beginning of year	$3.33		$4.23		$3.53		$3.79	$3.92

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.20		0.15		0.14		0.15	0.18
Net realized and unrealized gain (loss) on investments	0.10		(0.88)		0.70		(0.23)	(0.13)
Total from investment operations	0.30		(0.73)		0.84		(0.08)	0.05

LESS DISTRIBUTIONS:
From net investment income	(0.19)		(0.16)		(0.13)		(0.16)	(0.18)
From net realized gains	—		(0.00	) (C)	(0.01)		—	—
From return of capital	—		(0.01)		(0.00	) (C)	(0.02)	—
Total distributions	(0.19)		(0.17)		(0.14)		(0.18)	(0.18)

Net asset value, end of year	$3.44		$3.33		$4.23		$3.53	$3.79

Total return (B)	9.40%		(17.91)%		24.28%		(2.26)%	1.33%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$1,974		$2,534		$6,067		$5,444	$7,069
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement	3.11	% (E)	2.70	% (E)	2.79%		2.82%	2.62%
Expenses, net waiver and reimbursement	2.27	% (E)	2.24	% (E)	2.23%		2.23%	2.22%
Net investment income, before waiver and reimbursement	4.95%		3.36%		2.97%		3.51%	4.30%
Net investment income, net waiver and reimbursement	5.79%		3.81%		3.53%		4.09%	4.70%
Portfolio turnover rate	41%		42%		51%		21%	28%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Manager not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Less than $.005 per share

(D)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.32%	1.94%
Expenses, net waiver and reimbursement	1.48%	1.48%

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	3.07%	2.69%
Expenses, net waiver and reimbursement	2.23%	2.23%

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/SMH High Income Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the		For the		For the		For the	For the
	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	June 30, 2023		June 30, 2022		June 30, 2021		June 30, 2020	June 30, 2019
Net asset value, beginning of year	$3.33		$4.23		$3.53		$3.79	$3.92

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.23		0.20		0.18		0.19	0.22
Net realized and unrealized gain (loss) on investments	0.10		(0.90)		0.70		(0.24)	(0.13)
Total from investment operations	0.33		(0.70)		0.88		(0.05)	0.09

LESS DISTRIBUTIONS:
From net investment income	(0.23)		(0.20)		(0.17)		(0.19)	(0.22)
From net realized gains	—		(0.00	) (C)	(0.01)		—	—
From return of capital	—		(0.00	) (C)	(0.00	) (C)	(0.02)	—
Total distributions	(0.23)		(0.20)		(0.18)		(0.21)	(0.22)

Net asset value, end of year	$3.43		$3.33		$4.23		$3.53	$3.79

Total return (B)	10.22%		(17.06)%		25.53%		(1.27)%	2.35%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$4,150		$7,566		$10,930		$2,995	$4,385
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement	2.11	% (D)	1.70	% (D)	1.74%		1.82%	1.62%
Expenses, net waiver and reimbursement	1.27	% (D)	1.24	% (D)	1.23%		1.23%	1.22%
Net investment income, before waiver and reimbursement	5.94%		4.49%		3.91%		4.53%	5.35%
Net investment income, net waiver and reimbursement	6.72%		4.94%		4.42%		5.12%	5.76%
Portfolio turnover rate	41%		42%		51%		21%	28%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Manager not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Less than $.005 per share

(D)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.07%	1.69%
Expenses, net waiver and reimbursement	1.23%	1.23%

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/SMH Total Return Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2023		June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019
Net asset value, beginning of year	$4.23		$5.15	$3.74	$4.32	$4.39

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.24		0.18	0.24	0.22	0.27
Net realized and unrealized gain (loss) on investments	0.13		(0.87)	1.41	(0.53)	(0.09)
Total from investment operations	0.37		(0.69)	1.65	(0.31)	0.18

LESS DISTRIBUTIONS:
From net investment income	(0.21)		(0.15)	(0.24)	(0.23)	(0.25)
From return of capital	—		(0.08)	—	(0.04)	—
Total distributions	(0.21)		(0.23)	(0.24)	(0.27)	(0.25)

Net asset value, end of year	$4.39		$4.23	$5.15	$3.74	$4.32

Total return (B)	9.01%		(13.92)%	45.12%	(7.48)%	4.33%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$6,169		$6,756	$4,164	$2,485	$3,344
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (C)	2.18	% (E)	1.99%	2.16%	2.12%	2.03%
Expenses, net waiver and reimbursement (C)	1.59	% (E)	1.58%	1.58%	1.58%	1.57%
Net investment income, before waiver and reimbursement (C,D)	4.86%		3.22%	4.85%	4.81%	5.83%
Net investment income, net waiver and reimbursement (C,D)	5.45%		3.63%	5.43%	5.35%	6.29%
Portfolio turnover rate	15%		26%	42%	22%	30%

	Class C
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2023		June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019
Net asset value, beginning of year	$4.23		$5.14	$3.73	$4.32	$4.38

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.20		0.15	0.21	0.19	0.24
Net realized and unrealized gain (loss) on investments	0.14		(0.87)	1.40	(0.54)	(0.08)
Total from investment operations	0.34		(0.72)	1.61	(0.35)	0.16

LESS DISTRIBUTIONS:
From net investment income	(0.18)		(0.11)	(0.20)	(0.20)	(0.22)
From return of capital	—		(0.08)	—	(0.04)	—
Total distributions	(0.18)		(0.19)	(0.20)	(0.24)	(0.22)

Net asset value, end of year	$4.39		$4.23	$5.14	$3.73	$4.32

Total return (B)	8.19%		(14.43)%	44.18%	(8.40)%	3.79%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$2,834		$3,296	$8,600	$6,455	$7,877
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (C)	2.93	% (F)	2.74%	2.92%	2.87%	2.78%
Expenses, net waiver and reimbursement (C)	2.34	% (F)	2.33%	2.33%	2.33%	2.32%
Net investment income, before waiver and reimbursement (C,D)	4.09%		2.61%	4.24%	4.08%	5.08%
Net investment income, net waiver and reimbursement (C,D)	4.68%		2.99%	4.82%	4.62%	5.54%
Portfolio turnover rate	15%		26%	42%	22%	30%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Manager not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.17%
Expenses, net waiver and reimbursement	1.58%

(F)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.92%
Expenses, net waiver and reimbursement	2.33%

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/SMH Total Return Income Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2023		June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019
Net asset value, beginning of year	$4.22		$5.13	$3.73	$4.32	$4.38

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.25		0.19	0.27	0.23	0.29
Net realized and unrealized gain (loss) on investments	0.13		(0.86)	1.38	(0.54)	(0.09)
Total from investment operations	0.38		(0.67)	1.65	(0.31)	0.20

LESS DISTRIBUTIONS:
From net investment income	(0.22)		(0.16)	(0.25)	(0.24)	(0.26)
From return of capital	—		(0.08)	—	(0.04)	—
Total distributions	(0.22)		(0.24)	(0.25)	(0.28)	(0.26)

Net asset value, end of year	$4.38		$4.22	$5.13	$3.73	$4.32

Total return (B)	9.32%		(13.57)%	45.31%	(7.48)%	4.84%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$7,213		$8,702	$7,220	$4,304	$7,019
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (C)	1.93	% (E)	1.74%	1.91%	1.87%	1.78%
Expenses, net waiver and reimbursement (C)	1.34	% (E)	1.33%	1.33%	1.33%	1.32%
Net investment income, before waiver and reimbursement (C,D)	5.10%		3.52%	5.39%	5.03%	6.19%
Net investment income, net waiver and reimbursement (C,D)	5.69%		3.93%	5.96%	5.56%	6.65%
Portfolio turnover rate	15%		26%	42%	22%	30%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Manager not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.92%
Expenses, net waiver and reimbursement	1.33%

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS
June 30, 2023	ANNUAL REPORT

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of thirty-six series. These financial statements include the following six series set forth below (each a “Fund” and collectively, the “Funds”). The investment objectives of each Fund are set forth below. The Funds’ investment manager is Catalyst Capital Advisors, LLC (the “Manager” or “CCA”).

Fund	Sub-Advisor	Primary Objective
Catalyst Insider Income (“Insider Income”)		Current income
Catalyst Enhanced Income Strategy (“Enhanced Income”)	Wynkoop, LLC	Current income
Catalyst/MAP Global Balanced (“Global Balanced”)	Managed Asset Portfolios, LLC (“MAP”)	Total return which consists of current income and capital appreciation
Catalyst/ CIFC Floating Rate Income (“Floating Rate Income”)	CIFC Investment Management, LLC	Current income
Catalyst/SMH High Income (“High Income”)	SMH Capital Advisors LLC (“SMH”)	Income with capital appreciation as secondary objective
Catalyst/SMH Total Return Income (“Total Return Income”)	SMH	Income and capital appreciation

Insider Income, High Income and Total Return are each registered as non-diversified series of the trust, while Enhanced Income, Global Balanced and Floating Rate Income are diversified series of the Trust.

As of June 30, 2023, each Fund offers Class A, Class C and Class I shares. Additionally, CIFC Floating Rate Income Fund offers Class C-1 shares. Each class represents an interest in the same assets of the applicable Fund, and the classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.

The following is a summary of significant accounting policies consistently followed by the Funds and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” and Accounting Standards Update (“ASU”) 2013-08.

a)     Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities, including Bank Loans, (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The Funds may invest in portfolios of open-end (the “open-end funds”) or closed-end investment companies. Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of directors of the open-end funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided such valuations represent fair value. Options are valued at their closing price on the exchange they are traded on. When no closing price is available, options are valued at their mean price. Futures, which are traded on an exchange, are valued at the settlement price determined by the exchange. Foreign currency and forward currency exchange contracts are valued daily at the London Stock Exchange close each day.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at “fair value” as determined in good faith by the Board, pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023	ANNUAL REPORT

security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close.

Each Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2023 for each Fund’s assets and liabilities measured at fair value:

Insider Income
Assets(a)	Total	Level 1	Level 2	Level 3
Convertible Bonds	$29,722,540	$—	$29,722,540	$—
Corporate Bonds	28,596,995	—	28,596,995	—
Short-Term Investment	6,208,033	6,208,033	—	—
Total Assets	$64,527,568	$6,208,033	$58,319,535	$—

Enhanced Income
Assets(a)	Total	Level 1	Level 2	Level 3
Asset Backed Securities	$361,909,267	$—	$361,909,267	$—
U.S. Government & Agency Obligations	35,117,877	—	35,117,877	—
Short-Term Investment	4,292,069	4,292,069	—	—
Total Assets	$401,319,213	$4,292,069	$397,027,144	$—

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023	ANNUAL REPORT

Global Balanced
Assets(a)	Total	Level 1	Level 2	Level 3
Common Stocks	$9,002,260	$9,002,260	$—	$—
Exchange-Traded Fund	323,765	323,765	—	—
Corporate Bonds	2,814,573	—	2,814,573	—
U.S. Government & Agencies	1,293,194	—	1,293,194	—
Certificates of Deposit	1,202,139	—	1,202,139	—
Short-Term Investment	226,813	226,813	—	—
Total Assets	$14,862,744	$9,552,838	$5,309,906	$—
Derivatives
Liabilities(a)
Call Options Written	$2,848	$2,635	$213	$—
Total Liabilities	$2,848	$2,635	$213	$—

Floating Rate Income
Assets(a)	Total	Level 1	Level 2	Level 3
Exchange-Traded Funds	$12,145,491	$12,145,491	$—	$—
Asset Backed Securities	19,259,972	—	19,259,972	—
Corporate Bonds	9,732,899	—	9,732,899	—
Term Loans	177,334,928	—	177,334,928	—
Short-Term Investment	27,797,860	27,797,860	—	—
Total Assets	$246,271,150	$39,943,351	$206,327,799	$—

High Income
Assets(a)	Total	Level 1	Level 2	Level 3
Preferred Stock	$389,153	$389,153	$—	$—
Convertible Bonds	578,081	—	578,081	—
Corporate Bonds	12,139,650	—	12,139,650	0
Money Market Fund	203,509	203,509	—	—
Total	13,310,393	592,662	12,717,731	0
Collateral For Securities Loaned(b)	3,263,633
Total Assets	$16,574,026

Total Return Income
Assets(a)	Total	Level 1	Level 2	Level 3
Common Stocks	$5,669,087	$5,669,087	$—	$—
Exchange-Traded Fund	253,737	253,737	—	—
Convertible Bonds	1,337,939	—	1,337,939	—
Corporate Bonds	8,479,609	—	8,479,609	0
Money Market Fund	231,588	231,588	—	—
Total	15,971,960	6,154,412	9,817,548	0
Collateral For Securities Loaned(b)	6,379,368
Total Assets	$22,351,328

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023	ANNUAL REPORT

Insider Income, Enhanced Income, Global Balanced and Floating Rate Income did not hold any Level 3 securities during the period. High Income and Total Return Income held level 3 securities. A reconciliation used in determining High Income’s and Total Return Income’s Level 3 securities is shown in the Level 3 Input table below.

(a)	Refer to the Schedule of Investments for security details.

(b)	In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) have not been classified in the fair value hierarchy. The fair value amount presented in this table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

The following is a reconciliation for which Level 3 inputs were used in determining value:

	High Income	High Income	Total Return Income
	Energy Conversion Devices, Inc. Corporate Bond	PHI Group, Inc. Warrant	Energy Conversion Devices, Inc. Corporate Bond
Beginning balance June 30, 2022	$0	$188,892	$0
Purchases	—	—	—
Total realized gain/(loss)	—	(178,659)	—
Change in unrealized depreciation	—	161,487	—
Proceeds from sale/maturities/calls	—	(171,720)	—
Capital distribution	—	—	—
Net transfers in/(out) of Level 3	—	—	—
Ending balance June 30, 2023	$0	$0	$0

The total change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments still held at June 30, 2023, was $0 for High Income and $0 for Total Return Income.

Quantitative disclosures of unobservable inputs and assumptions used by High Income and Total Return Income are below.

Fund	Investment Type	Fair Value	Valuation Methodology	Unobservable Input Type	Market Value impact if input increases
High Income	Corporate Bonds	$0	Bankruptcy	Potential Future Cash Payments	Increase
Total Return Income	Corporate Bonds	$0	Bankruptcy	Potential Future Cash Payments	Increase

Fair value securities as a percent of net assets at June 30, 2023, were 0.0% and 0.0% for High Income and Total Return Income, respectively.

b)     Accounting for Options – The Funds are subject to equity price risks in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against risk. When the Funds write a call or put option, an amount equal to the premium received is included in the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

Certain Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in a Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. Initial margin deposits required upon entering into options contracts are satisfied by the deposits of cash as collateral for the

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023	ANNUAL REPORT

account of the broker (the relevant Fund’s agent in acquiring the options). For the year ended June 30, 2023, Global Balanced invested in options.

Foreign Currency – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds do not isolate the portion of the results of operations for realized gain and losses resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Unrealized gains and losses resulting from changes in foreign exchange rates on investments are not isolated from changes in the valuation of securities held.

Derivatives Risk – The use of derivative instruments, such as forwards, interest rate swaps, futures and options, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Foreign Exchange Rate Risk – Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk – Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

LIBOR Risk – The Funds’ investment, payment obligations and financing terms may have been based on floating rates such as the London Interbank Offered Rate, or “LIBOR,” which was the offered rate for short-term Eurodollar deposits between major international banks. The use of LIBOR has been phased out. There remains uncertainty regarding the impact of the transition from LIBOR on the Funds’ transactions and the financial markets generally.

Volatility Risk – Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Market Risk – Overall market risks may also affect the value of the Funds. The market values of securities or other investments owned by the Funds will go up or down, sometimes rapidly or unpredictably. Factors such as economic growth and market conditions, interest rate levels, exchange rates and political events affect the securities markets. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. Unexpected local, regional or global events and their aftermath, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; climate-change and climate related events; the spread of infectious illnesses or other public health issues; recessions and depressions; or other tragedies, catastrophes and events could have a significant impact on the Funds and their investments and could result in increased premiums or discounts to a Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. Such events can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. In times of severe market disruptions, you could lose your entire investment.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023	ANNUAL REPORT

Derivatives are not accounted for as hedging instruments under GAAP. The effect of derivative instruments on the Statements of Assets and Liabilities at June 30, 2023, was as follows:

			Location of Derivatives on Statements	Fair Value of asset/liability
Fund	Derivative	Risk Type	of Assets and Liabilities	derivatives
Global Balanced	Call options written	Equity	Options written	$(2,848)
			Total	$(2,848)

The effect of derivative instruments on the Statements of Operations for the year ended June 30, 2023, was as follows:

Fund	Derivative	Risk Type	Location of gain (loss) on derivatives	Realized and unrealized gain (loss) on derivatives
Global Balanced
	Options written	Equity	Net realized gain on options written	$11,849
	Options written	Equity	Net change in unrealized appreciation on options written	$28,436
			Totals	$40,285

The notional value of derivative instruments outstanding as of June 30, 2023, as disclosed in the Schedules of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

The following table presents the Funds’ assets and liabilities available for offset net of collateral pledged as of June 30, 2023:

						Gross Amounts Not Offset in the Statements
						of Assets & Liabilities
	Counterparty	Gross Amounts of Recognized Assets/Liabilities	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts of Assets or Liabilities Presented in the Statement of Assets & Liabilities		Financial Instruments Pledged		Cash Collateral Pledged	Net Amount of Assets
Global Balanced
Description of Liability:
Options Written	Pershing	$(2,848)	$—	$(2,848	) (1)	$2,848	(2)	$—	$—
Total		$(2,848)	$—	$(2,848)		$2,848		$—	$—

(1)	Value as presented in the Schedule of Investments.

(2)	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

c)     Investment Companies – Some Funds may invest in other investment companies, including closed-end funds and exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Underlying funds in which the Funds invest are subject to investment advisory and other expenses, which will be indirectly paid by the Funds. As a result, the cost of investing in the Funds will be higher than the cost of investing directly in the underlying funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the underlying funds is subject to its own specific risks, but the manager/sub-advisor expects the principal investments risks of such underlying funds will be similar to the risks of investing in the Funds.

d)     Federal Income Tax – The Funds have qualified and intend to continue to qualify as regulated investment companies and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income or excise tax provisions are required.

As of and during the year or period ended June 30, 2023, the Funds did not have a liability for any unrecognized tax expense. The Funds recognize interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statements of Operations. As of June 30, 2023, the Funds did not incur any interest or penalties. As required, management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years (tax years or periods ended 2020-2022 for the Funds) or expected to be taken in 2023

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023	ANNUAL REPORT

and has concluded that no provision for income tax is required in these financial statements. The tax filings are open for examination by applicable taxing authorities, including the Internal Revenue Service. No examinations of the Funds’ filings are presently in progress.

e)     Security Transactions and Investment Income – Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis. Discounts and premiums on debt securities are amortized over their respective lives using the effective interest method, except certain callable debt securities that are held at premium and will be amortized to the earliest call date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Distributions received from a Fund’s investments in MLPs generally are comprised of income and return of capital. The Funds record these distributions as investment income and subsequently adjusts these distributions within the components of net assets based upon their tax treatment when the information becomes available.

f)     Multiple Class Allocations – Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan.

g)     Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

h)     Distribution to Shareholders – Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. The following table summarizes each Fund’s dividend and capital gain declaration policy:

Fund	Income Dividends	Capital Gains
Insider Income	Daily	Annually
Enhanced Income	Monthly	Annually
Global Balanced	Quarterly	Annually
Floating Rate Income	Daily	Annually
High Income	Monthly	Annually
Total Return Income	Monthly	Annually

i)     Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

j)     Indemnification – The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

k)     Redemption Fees and Sales Charges (loads) – A wire transfer fee of $15 may be charged to defray custodial charges for redemptions paid by wire transfer. A maximum sales charge of 5.75% is imposed on Class A shares of the Global Balanced and Total Return Income. A maximum sales charge of 4.75% is imposed on Class A shares of the Insider Income, Enhanced Income, Floating Rate Income, and High Income. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions). A CDSC of 1.00% is imposed on Class C-1 in the event of certain redemption transactions within one year following such investments. The respective shareholders pay such CDSC charges, which are not an expense of the Funds. During the year ended June 30, 2023 there were no CDSC fees paid by the shareholders of the Funds.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023	ANNUAL REPORT

l)     Cash – The Funds consider their investments in an FDIC insured interest bearing savings account to be cash. The Funds maintain cash balances, which, at times, may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution.

m)     Distributions from REITS — Distribution from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available.

(2)	INVESTMENT TRANSACTIONS

For the year ended June 30, 2023, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Funds were as follows:

Fund	Purchases	Sales
Insider Income	$31,725,689	$66,722,835
Enhanced Income	141,781,227	209,551,098
Global Balanced	5,377,906	6,559,689
Floating Rate Income	182,946,873	193,208,712
High Income	6,203,994	11,405,956
Total Return Income	2,523,438	5,598,005

(3)	MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

CCA acts as investment manager for the Funds pursuant to the terms of a Management Agreement with the Trust, on behalf of the Funds (the “Management Agreement”). Under the terms of the Management Agreement, the Manager manages the investment operations of the Funds in accordance with each Fund’s respective investment policies and restrictions. The investment sub-advisors are responsible for the day-to-day management of their Fund’s portfolios. The Manager provides the Funds with investment advice and supervision and furnishes an investment program for the Funds. For its investment management services, the Funds pay to the Manager, as of the last day of each month, an annualized fee as shown in the below table, such fees are to be computed daily based upon daily average net assets of the Funds. The Funds’ sub-advisors are paid by the Manager, not the Funds.

The Manager and the Trust, with respect to the Funds have entered into Expense Limitation Agreements (the “Expense Limitation” ) under which the Manager has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; underlying fund expenses; and extraordinary expenses such as regulatory inquiry and litigation expenses) do not exceed the expense limitation shown in the table below based on each Fund’s average daily net assets.

For the year ended June 30, 2023, the Manager waived management fees and reimbursed expenses. The Manager may recapture a portion of the waived and/or reimbursed amounts. The Manager may seek reimbursement only for fees waived or expenses reimbursed by a Fund within the three years following the date the waiver and/or reimbursement was incurred if the Fund is able to make the repayment without exceeding the limitation in effect at that time of the waiver and the limitation in effect at the time of recoupment, no later than the dates as stated below:

							Management
							Fees Waived/
	Management		Expense Limitation				Expenses
Fund	Agreement	Cl A	Cl C	Cl I	Cl C-1	Expires	Reimbursed
Insider Income	0.75%	1.00%	1.75%	0.75%	N/A	10/31/2023	$292,989
Enhanced Income	1.50%	1.75%	2.50%	1.50%	N/A	10/31/2023	1,401,166
Global Balanced	1.00%	1.22%	1.97%	0.97%	N/A	10/31/2023	167,066
Floating Rate Income	1.00%	1.15%	1.90%	0.90%	1.90%	10/31/2023	947,927
High Income	1.00%	1.48%	2.23%	1.23%	N/A	10/31/2023	127,991
Total Return Income	1.00%	1.58%	2.33%	1.33%	N/A	10/31/2023	100,308

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023	ANNUAL REPORT

	Recapture Expires
	June 30,
Fund	2024	2025	2026
Insider Income	$272,702	$372,543	$292,989
Enhanced Income	646,409	1,120,683	1,401,166
Global Balanced	169,008	161,770	167,066
Floating Rate Income	535,848	785,104	947,927
High Income	111,458	117,270	127,991
Total Return Income	92,056	83,714	100,308

A Trustee is also the controlling member of MFund Services, LLC (“MFund”) and the Manager, and is not paid any fees directly by the Trust for serving as a Trustee.

Trustees who are not “interested persons” as that term is defined in the 1940 Act, are paid a quarterly retainer and receive compensation for each special Board meeting and Risk and Compliance Committee meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting will be shared equally by the funds of the Trust in which the meeting relates. The Lead Independent Trustee of the Trust and, the Chairmen of the Trust’s Audit Committee and the Risk and Compliance Committee Chairmen receive an additional quarterly retainer. The “interested persons” of the Trust receive no compensation from the Funds. The Trust reimburses each Trustee and Officer for his or her travel and other expenses related to attendance at such meetings.

The Board has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to rule 12b-1 under the 1940 Act. Each class of shares, excluding Class I shares, allows the Funds to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C and Class C-1 shares based on average daily net assets of each class. The Class A shares are currently paying 0.25% per annum of 12b-1 fees and Class C and Class C-1 shares are currently paying 1.00% per annum of 12b-1 fees. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Funds and their shareholders and to reimburse Northern Lights Distributors, LLC (the “Distributor”) and Manager for distribution related expenses. Brokers may receive a 1.00% commission from the Distributor for the sale of Class C and Class C-1 shares. Alt Fund Distributors LLC, acts as a wholesale marketing and distribution agent for the Funds. As compensation for these services, Alt Fund Distributors is entitled to reimbursement, through the Funds’ Rule 12b-1 Plan, of expenses attributable to sales of Fund shares including marketing materials, broker commission financing costs, and wholesaling fees.

For the year ended June 30, 2023, the 12b-1 expenses accrued by the Funds were as follows:

	12b-1 Fees
Fund	Class A	Class C	Class C-1
Insider Income	$11,511	$30,242	N/A
Enhanced Income	84,534	230,003	N/A
Global Balanced	5,628	55,987	N/A
Floating Rate Income	61,015	219,837	7
High Income	19,529	22,283	N/A
Total Return Income	16,037	31,476	N/A

Pursuant to the Management Services Agreement between the Trust and MFund, MFund, an affiliate of the Advisor, MFund provides the Funds with various management and legal administrative services (the “Management Services Agreement”). For these services, the Funds pay MFund as of the last day of each month an annualized asset-based fee which scales downward based upon net assets. In addition, the Funds reimburse MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Management Services Agreement. The amounts due to MFund for the Management Services Agreement are listed in the Statements of Assets and Liabilities under “Payable to related parties” and the amounts accrued for the year are shown in the Statements of Operations under “Management service fees.”

Pursuant to the Compliance Services Agreement (the “Compliance Services Agreement”), MFund an affiliate of the Manager, provides chief compliance officer services to the Funds. For these services, the Funds pay MFund as of the last day of each month annualized based fees plus an annualized asset-based fee based upon net assets. In addition, the Funds reimburse MFund for any reasonable out-of-pocket

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023	ANNUAL REPORT

expenses incurred in the performance of its duties under the Compliance Services Agreement. The amounts due to MFund for chief compliance officer services are listed in the Statements of Assets and Liabilities under “Compliance Officer fees payable” and the amounts accrued for the year are shown in the Statements of Operations under “Compliance Officer fees.”

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Ultimus Fund Solutions, LLC (“UFS”) – an affiliate of the Distributor, provides administrative, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses. Officers of the Trust are also employees of UFS, and are not paid any fees directly by the Trust for serving in such capacity.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of the Distributor and UFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

(4)	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

		Gross	Gross	Net Unrealized
		Unrealized	Unrealized	Appreciation
Fund	Tax Cost	Appreciation	Depreciation	(Depreciation)
Insider Income	$67,135,890	$236,565	$(2,844,887)	$(2,608,322)
Enhanced Income	478,076,842	5,529,006	(82,286,635)	(76,757,629)
Global Balanced	14,061,246	2,106,533	(1,307,883)	798,650
Floating Rate Income	252,461,356	933,488	(7,123,694)	(6,190,206)
High Income	22,011,932	136,404	(5,574,310)	(5,437,906)
Total Return Income	27,594,140	586,986	(5,829,798)	(5,242,812)

(5)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid for the years ended June 30, 2023 and June 30, 2022 was as follows:

For fiscal year ended	Ordinary	Long-Term	Return of
6/30/2023	Income	Capital Gains	Capital	Total
Catalyst Insider Income Fund	$3,798,325	$2,433	$—	$3,800,758
Catalyst Enhanced Income Strategy Fund	33,822,370	—	—	33,822,370
Catalyst/MAP Global Balanced Fund	289,031	100,532	—	389,563
Catalyst/CIFC Floating Rate Income Fund	17,581,441	—	—	17,581,441
Catalyst/SMH High Income Fund	971,976	—	—	971,976
Catalyst/SMH Total Return Income Fund	815,999	—	—	815,999

For fiscal year ended	Ordinary	Long-Term	Return of
6/30/2022	Income	Capital Gains	Capital	Total
Catalyst Insider Income Fund	$2,877,702	$324,662	$—	$3,202,364
Catalyst Enhanced Income Strategy Fund	30,064,669	—	—	30,064,669
Catalyst/MAP Global Balanced Fund	415,518	737,318	—	1,152,836
Catalyst/CIFC Floating Rate Income Fund	7,372,581	—	—	7,372,581
Catalyst/SMH High Income Fund	1,175,770	—	29,413	1,205,183
Catalyst/SMH Total Return Income Fund	639,425	—	322,424	961,849

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023	ANNUAL REPORT

As of June 30, 2023, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Losses)
Catalyst Insider Income Fund	$99,121	$-	$(4,509,769)	$(3,849,616)	$(26,853)	$(2,608,322)	$(10,895,439)
Catalyst Enhanced Income Strategy Fund	322,698	-	(17,244,128)	(9,923,939)	-	(76,757,629)	(103,602,998)
Catalyst/MAP Global Balanced Fund	35,886	416,820	-	-	-	799,075	1,251,781
Catalyst/CIFC Floating Rate Income Fund	442,675	-	(5,398,488)	(14,198,001)	(235,889)	(6,190,206)	(25,579,909)
Catalyst/SMH High Income Fund	29,176	-	(647,999)	(30,107,465)	-	(5,437,906)	(36,164,194)
Catalyst/SMH Total Return Income Fund	35,491	-	-	(17,241,745)	-	(5,242,812)	(22,449,066)

The difference between book basis and tax basis accumulated earnings (losses) is primarily attributable to the tax deferral of losses on wash sales, dividends payable, deemed dividend distributions, perpetual bonds and C-Corporation adjustments, and dividend distributions from business development companies. In addition, the amount listed under other book/tax differences is primarily attributable to dividends payable. The unrealized appreciation (depreciation) in the table above may include unrealized foreign currency gains (losses).

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such capital losses as follows:

Post October
Losses
Catalyst Insider Income Fund	$4,509,769
Catalyst Enhanced Income Strategy Fund	17,244,128
Catalyst/MAP Global Balanced Fund	—
Catalyst/CIFC Floating Rate Income Fund	5,398,488
Catalyst/SMH High Income Fund	647,999
Catalyst/SMH Total Return Income Fund	—

At June 30, 2023, the Funds below had capital loss carry forwards for federal income tax purposes available to offset future capital gains, along with capital loss carry forwards utilized, as follows

	Non - Expiring			CLCF
	Short-Term	Long-Term	Total	Utilized
Catalyst Insider Income Fund	$2,447,741	$1,401,875	$3,849,616	$—
Catalyst Enhanced Income Strategy Fund	5,744,032	4,179,907	9,923,939	—
Catalyst/MAP Global Balanced Fund	—	—	—	—
Catalyst/CIFC Floating Rate Income Fund	5,290,350	8,907,651	14,198,001	—
Catalyst/SMH High Income Fund	—	30,107,465	30,107,465	—
Catalyst/SMH Total Return Income Fund	—	17,241,745	17,241,745	375,193

During the fiscal year ended June 30, 2023, certain of the Funds utilized tax equalization which is the use of earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Permanent book and tax differences, primarily attributable to distributions in excess, and equalization credits resulted in reclassification for the following Funds for the year ended June 30, 2023 as follows:

	Paid In	Accumulated
	Capital	Earnings (Losses)
Catalyst Insider Income Fund	$—	$—
Catalyst Enhanced Income Strategy Fund	—	—
Catalyst/MAP Global Balanced Fund	95,953	(95,953)
Catalyst/CIFC Floating Rate Income Fund	—	—
Catalyst/SMH High Income Fund	—	—
Catalyst/SMH Total Return Income Fund	(29,165)	29,165

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023	ANNUAL REPORT

(6)	LINE OF CREDIT

Currently, the Funds have a $150,000,000 uncommitted line of credit provided by U.S. Bank National Association (the “Bank”) under an agreement (the “Uncommitted Line”). Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable on an annualized basis. The Uncommitted Line is not a “committed” line of credit, which is to say that the Bank is not obligated to lend money to the Funds. Accordingly, it is possible that the Funds may wish to borrow money for a temporary or emergency purpose but may not be able to do so. During the year ended June 30, 2023, Floating Rate did not access the line of credit. The Funds accessed the line of credit, based only on the days borrowed, as follows:

	Average Amount				Outstanding
	Borrowings	Number of	Interest	Average	Borrowings
	Outstanding	Days Outstanding	Expense (1)	Interest Rate	6/30/2023
Insider Income	$692,963	28	$3,964	7.36%	$—
Enhanced Income	1,769,039	11	4,434	8.21%	969
Global Balanced	47,760	4	40	7.56%	—
High Income	248,366	82	3,537	6.25%	—
Total Return	273,086	35	1,519	5.72%	—

(1)	Includes only Interest Expense for the year ended June 30, 2023 and may not agree back to the Statements of Operations, which also may include overdrafts, line of credit fees, and broker interests.

(7)	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each underlying fund, including each ETF, is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Funds will indirectly bear fees and expenses charged by the underlying investment companies in which the Funds invest in addition to the Funds’ direct fees and expenses.

The performance of the Total Return Fund will be directly affected by the performance of the Mount Vernon Liquid Assets Portfolio, LLC. The financial statements of the Mount Vernon Liquid Assets Portfolio, LLC, including the Schedule of Investments, can be found at the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of June 30, 2023, the percentage of the Total Return Fund’s net assets invested in Mount Vernon Liquid Assets Portfolio, LLC was 39.3%.

(8)	SECURITIES LENDING

The Funds have entered into a Securities Lending Agreement with the Bank. Each participating Fund can lend its securities to brokers, dealers and other financial institutions approved by the Board to earn additional income. Loans are collateralized at a value at least equal to 105% of the then current market value of any loaned security that are foreign, or 102% of the then current market value of any other loaned security. All interest and dividend payments received on securities which are held on loan, provided that there is no material default, will be paid to the respective Fund. A portion of the income generated by the investment in the Funds collateral, net of any rebates paid by the Bank to the borrowers is remitted to the Bank as lending agent and the remainder is paid to the Fund(s).

Securities lending income, if any, is disclosed in the Funds’ Statements of Operations and is net of fees retained by the counterparty. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the Borrower fails to return them. Should the borrower of the securities fail financially, each Fund has the right to repurchase the securities using the collateral in the open market. The remaining contractual maturity of all securities lending transactions are overnight and continuous.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023	ANNUAL REPORT

The following table presents financial instruments that are subject to netting arrangements as of June 30, 2023.

			Percentage of Total
Fund	Market Value of Loaned Securities	Market Value of Collateral (1)	Investment Income
High Income *	$3,138,719	$3,194,969	3.78%
Total Return *	6,155,616	6,221,938	4.15%

(1)	The amount is limited to the loaned securities and accordingly, does not include excess collateral pledged.

*	Securities collateralized below 102% or 105% for foreign securities. The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% or 105% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% or 105% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102% or 105%.

The below table shows the collateral held by each Fund at the year ended June 30, 2023.

					Gross Amounts Not Offset in the
					Statement of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts	Offset in the	Liabilities Presented in
		of Recognized	Statement of Assets &	the Statement of Assets	Financial	Cash Collateral
Description	Counterparty	Liabilities	Liabilities	& Liabilities	Instruments	Pledged	Net Amount
High Income
Liabilities
Securities Loaned	US Bank	$(3,263,633)	$—	$(3,263,633)	$3,263,633	$—	$—

Total Return
Liabilities
Securities Loaned	US Bank	$(6,379,368)	$—	$(6,379,368)	$6,379,368	$—	$—

(9)	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2023, the companies that held more than 25% of the voting securities of the Funds, and may be deemed to control each respective Fund, are as follows:

	Insider	Enhanced	Global	High	Total Return
Owner	Income	Income	Balanced	Income	Income
LPL Financial (1)	—	26%	—	—	—
Pershing LLC (1)	30%	—	—	27%	—
Raymond James (1)	—	—	40%	—	—
Wells Fargo (1)	—	—	—	31%	58%

(1)	These owners are comprised of multiple investors and accounts.

(10)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Catalyst Insider Income Fund, Catalyst Enhanced Income Strategy Fund, Catalyst/MAP Global Balanced Fund, Catalyst/CIFC Floating Rate Income Fund, Catalyst/SMH High Income Fund, Catalyst/SMH Total Return Income Fund and Board of Trustees of Mutual Fund Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Catalyst Insider Income Fund, Catalyst Enhanced Income Strategy Fund, Catalyst/MAP Global Balanced Fund, Catalyst/CIFC Floating Rate Income Fund, Catalyst/SMH High Income Fund, and Catalyst/SMH Total Return Income Fund (the “Funds”), each a series of Mutual Fund Series Trust, as of June 30, 2023, the related statements of operations and changes in net assets, the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2023, the results of their operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial statements and financial highlights for the years and periods ended June 30, 2022, and prior, were audited by another auditor whose report dated August 29, 2022 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023, by correspondence with the custodians, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

We have served as the Funds’ auditor since 2023.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
August 29, 2023

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2023

LIQUIDITY RISK MANAGEMENT PROGRAM

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule” ) under the Investment Company Act. The program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration, among other factors, each respective Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended June 30, 2023, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

CATALYST FUNDS
Change in Independent Registered Public Accounting Firm (Unaudited)
June 30, 2023

On March 9, 2023, BBD, LLP (“BBD”) ceased to serve as the independent registered public accounting firm of Catalyst Insider Income Fund, Catalyst Enhanced Income Strategy Fund, Catalyst/MAP Global Balanced Fund, Catalyst/CIFC Floating Rate Income Fund, Catalyst/SMH High Income Fund and Catalyst/SMH Total Return Income Fund each a “Fund” and collectively, the “Funds”. The Audit Committee of the Board of Trustees approved the replacement of BBD as a result of Cohen & Company, Ltd.’s (“Cohen”) acquisition of BBD’s investment management group.

The reports of BBD on the financial statements of the Funds for the years ended June 30, 2022 and 2021 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles. During the years ended June 30, 2022 and 2021, and during the interim period ended March 9, 2023: (i) there were no disagreements between the registrant and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in its reports on the financial statements of the Funds for such years or interim period; and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The registrant requested that BBD furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating that it agrees with the above statements. A copy of such letter is filed as an exhibit hereto.

On May 22, 2023, the Audit Committee of the Board of Trustees also recommended and approved the appointment of Cohen as the Funds’ independent registered public accounting firm for the fiscal period ending June 30, 2023.

During the fiscal years ended June 30, 2022 and June 30, 2021, and during the interim period through May 22, 2023, neither the registrant, nor anyone acting on its behalf, consulted with Cohen on behalf of the Funds regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Funds’ financial statements, or any matter that was either: (i) the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2023

Consideration and Renewal of the Management Agreement between Catalyst Capital Advisors, LLC and Mutual Fund Series Trust with respect to Catalyst Systematic Alpha Fund, Catalyst/Warrington Strategic Program Fund, Catalyst Buffered Shield Fund, Catalyst Income and Multi-Strategy Fund, Catalyst/Millburn Dynamic Commodity Strategy Fund, Catalyst/Millburn Hedge Strategy Fund, Catalyst Nasdaq-100 Hedged Equity Fund, Catalyst Insider Buying Fund, Catalyst Energy Infrastructure Fund, Catalyst/MAP Global Equity Fund, Catalyst/MAP Global Balanced Fund, Catalyst/Lyons Tactical Allocation Fund, Catalyst Dynamic Alpha Fund, Catalyst Insider Income Fund, Catalyst/SMH High Income Fund, Catalyst/SMH Total Return Income Fund, Catalyst/CIFC Floating Rate Income Fund, and Catalyst Enhanced Income Strategy Fund

In connection with a meeting held on May 9, 10 and 22, 2023, the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the management agreement (the “Catalyst Agreement”) between the Trust and Catalyst Capital Advisors, LLC (“Catalyst”) with respect to Catalyst Systematic Alpha Fund (“Catalyst SA”), Catalyst/Warrington Strategic Program Fund (“Warrington SP”), Catalyst Buffered Shield Fund (“Catalyst Shield”), Catalyst Income and Multi-Strategy Fund (“Catalyst IMS”), Catalyst/Millburn Dynamic Commodity Strategy Fund (“Millburn DCS”), Catalyst/Millburn Hedge Strategy Fund (“Millburn HS”), Catalyst Nasdaq-100 Hedged Equity Fund (“Catalyst HE”), Catalyst Insider Buying Fund (“Catalyst IB”), Catalyst Energy Infrastructure Fund (“Catalyst Energy”), Catalyst/MAP Global Equity Fund (“MAP Global Equity”), Catalyst/MAP Global Balanced Fund (“MAP Global Balanced”), Catalyst/Lyons Tactical Allocation Fund (“Lyons TA”), Catalyst Dynamic Alpha Fund, (“Catalyst DA”), Catalyst Insider Income Fund (“Catalyst Insider”), Catalyst/SMH High Income Fund (“SMH High Income”), Catalyst/SMH Total Return Income Fund (“SMH Total Return”), Catalyst/CIFC Floating Rate Income Fund (“CIFC Floating Rate”) and Catalyst Enhanced Income Strategy Fund (“Catalyst EIS”) (collectively, the “Catalyst Renewal Funds”).

The Board examined Catalyst’s responses to a series of questions regarding, among other things, its management services provided to the Catalyst Renewal Funds, comparative fee and expense information, and profitability from managing the Catalyst Renewal Funds. The Board was assisted by legal counsel throughout the review process and relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Catalyst Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to renewal of the Catalyst Agreement.

Nature, Extent and Quality of Services: The Board reviewed Catalyst’s key personnel servicing the Catalyst Renewal Funds and noted their expertise and years of experience, and changes in some key personnel during the past year. The Board acknowledged that Catalyst reviewed and analyzed the Catalyst Renewal Funds’ portfolios regularly and coordinated and monitored the Funds’ administration, accounting and regulatory compliance. The Board noted that Catalyst provided oversight to each sub-advisor and that Catalyst utilized a risk management function to assess and monitor portfolio risk for all the Catalyst Renewal Funds and to oversee the sub-advisors’ risk management programs. The Board observed that there were no material compliance issues and that Catalyst continued to contract with a cybersecurity and compliance specialty firm as a partner to help manage cybersecurity risks. The Board discussed that Catalyst implemented enhanced cyber training programs which integrated simulations into the process and experienced no material data security incidents since the management agreement’s last renewal. The Board observed that Catalyst intended to renew the expense limitation agreements it had with each Catalyst Renewal Fund, except Millburn HS, which currently did not have an expense limitation agreement. After further discussion, the Board concluded that Catalyst had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the management agreement, and that the nature, overall quality and extent of the advisory services provided by Catalyst to each Catalyst Renewal Fund were satisfactory. The Board determined that Catalyst had the resources to continue providing high quality service to each Catalyst Renewal Fund and its shareholders.

Performance. The Board reviewed performance reports including each of the Catalyst Renewal Funds as of February 28, 2023 along with information that Catalyst provided in connection with renewing the Catalyst Agreement. The

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2023

Board reviewed the performance of each Catalyst Renewal Fund relative to its Morningstar category and a peer group selected by Catalyst.

Catalyst SA: The Board observed that Catalyst SA had significantly outperformed its peer group and Morningstar category across all periods and had outperformed the BNP Paribas Catalyst Systematic Alpha Index II over the 1-year and 3-year periods. The Board remarked that Catalyst SA had outperformed the S&P 500 TR Index over the 1-year, 3-year and 5-year periods. A representative of Catalyst noted that performance for the since inception period reflected an investment strategy that was significantly different than the Catalyst SA’s current investment strategy.

Warrington SP: The Board recalled that Warrington SP had engaged a subadvisor in January 2020 and noted that Warrington SP outperformed its peer group and Morningstar category for the 1-year and 3-year periods and the S&P 500 TR Index over the 1-year period. The Board noted Catalyst’s explanation that Warrington SP was not expected to outperform the S&P 500 TR Index during bull markets.

Catalyst Shield: The Board observed that Catalyst Shield underperformed its peer group and Morningstar category over the 1-year, 3-year and 5-year periods, but outperformed the Morningstar category over the since inception period. The Board noted that Catalyst Shield outperformed the HFRX Equity Hedge Index over the 5-year and since inception period but lagged the S&P 500 TR Index across all periods. The Board considered that Catalyst attributed the recent underperformance to Catalyst Shield’s losses on the corporate bond collateral used in its portfolio, which had come under stress, as well as a market downturn with too short a duration on a portion of the options. The Board considered Catalyst’s contention that the sub-advisor was exploring additional processes and adjustments to its approach and that Catalyst Shield’s current yields showed improvement, which the sub-advisor believed could enhance fund returns in the future.

Catalyst IMS: The Board recalled that Catalyst IMS’s investment objective and investment strategy changed in November 2021 to allow Catalyst IMS to invest in a fixed income portfolio with a managed futures overlay. The Board noted that Catalyst IMS underperformed all benchmarks over the 1-year and 3-year periods except for the BofA US 3-Month Treasury Bill TR Index over the 3-year period and 10-year period. The Board acknowledged Catalyst’s explanation that Catalyst IMS’s performance could be attributed to the outperformance of pure long-term trends over the past two years and to the drag from the portfolio’s fixed income allocation during the past year. The Board noted Catalyst IMS’s trading advisor informed Catalyst that the futures program had outperformed Credit Suisse Managed Futures Liquid Index since 2018.

Millburn DCS: The Board acknowledged the change in sub-advisor, investment strategy and investment objective for Millburn DCS in June 2021. The Board observed that Millburn DCS outperformed the Commodities Broad Basket Morningstar Category and the Bloomberg Commodity Index but underperformed the Peer Group and Morningstar Systematic Trend category for the 1-year period, which was the relevant period to evaluate the new sub-advisor. The Board discussed Catalyst’s explanation that the underperformance compared to the Systematic Trend Morningstar category and peer group across was due to the exceptionally strong returns generated by the pure play trend following strategies during the past year.

Millburn HS: The Board observed that Millburn HS outperformed its peer group, the Macro Trading Morningstar category, the Multistrategy Morningstar category and the BofA US 3-Month Treasury Bill TR Index across all periods. The Board commented that Millburn HS outperformed the Credit Suisse MF Hedge Fund Index over the 3 -year, 5-year and 10-year periods and outperformed the S&P 500 TR Index over the 1-year period. The Board noted Catalyst did not expect Millburn HS to outperform the S&P 500 TR Index during extreme bull markets due to its sub-100% equity allocation. The Board commented that Millburn HS underperformed the Systematic Trend Morningstar category and Credit Suisse MF Hedge Fund Index over the 1-year period due to strong returns of pure play trend following strategies over the past year.

Catalyst HE: The Board discussed that Catalyst HE’s sub-advisor began managing Catalyst HE pursuant to its new investment strategy in October 2020. The Board noted that Catalyst HE had underperformed all benchmarks for the 1-year period. The Board considered that Catalyst attributed the underperformance to Catalyst HE’s volatility overlay combined with the Nasdaq-100 Index’s underperformance relative to the S&P 500 TR Index.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2023

Catalyst IB: The Board observed that Catalyst IB outperformed its peer group, the Large Growth Morningstar Category and the S&P 500 TR Index over the 1-year period. The Board acknowledged that only one other fund in the peer group outperformed Catalyst IB. The Board discussed Catalyst’s explanation that Catalyst IB’s underperformance over other periods was largely attributed to the Fund’s defensive position following March 2020 and to innovative growth and stay-at-home stocks being out of favor.

Catalyst Energy: The Board acknowledged that Catalyst Energy outperformed its peer group and the Energy Limited Partnership Morningstar category with positive returns over the 1-year, 3-year and 5-year periods. The Board noted that Catalyst Energy underperformed the Alerian MLP TR Index across all periods but recognized that the index did not have limitations on MLPs like the Fund had in order to qualify as a registered investment company.

MAP Global Equity: The Board commented that MAP Global Equity outperformed the MSCI ACWI Index for the 1-year period but trailed all other benchmarks. The Board acknowledged Catalyst’s explanation that, because of MAP Global Equity’s concentrated portfolio, MAP Global Equity was often over- or under-weight industry allocations relative to its peer group, Morningstar category and benchmark over certain time periods. The Board discussed that the COVID-19 pandemic and value-oriented holdings of the MAP Global Equity had a negative impact on MAP Global Equity’s performance. The Board noted that MAP Global Equity’s underperformance was not material relative to its primary benchmark.

MAP Global Balanced: The Board recognized that MAP Global Balanced outperformed its peer group, Morningstar category and MSCI ACWI Index over the 1-year period. The Board acknowledged MAP Global Balanced underperformed the blended benchmarks for the 1-year period due to the Fund’s equity exposure relative to the blended benchmarks.

Lyons TA: The Board observed that Lyons TA had underperformed its benchmarks for the 1-year period due to defensive positioning in July 2022. The Board observed that Lyons TA outperformed all benchmarks over the 3-year and 10-year periods.

Catalyst DA: The Board commented that Catalyst DA had a strong year and outperformed all benchmarks over the 1-year period. The Board observed that Catalyst DA outperformed or was on par with all but one of its benchmarks for the 3-year and 10-year periods, though it underperformed all benchmarks for the 5-year period. The Board discussed that Catalyst DA’s underperformance with respect to the S&P 500 TR Index could be attributed to its exposure to high momentum stocks. The Board recognized Catalyst DA’s improved performance.

Catalyst Insider: The Board commented that Catalyst Insider outperformed the Short-Term Bond Morningstar category and the High Yield Bond Morningstar category over the 1-year period and outperformed or performed in line with all benchmarks for the 3-year and 5-year periods. The Board acknowledged Catalyst’s explanation that Catalyst Insider underperformed its peer group and High Yield Bond Morningstar category since inception due to a drag on returns from trading costs associated with launching a diversified bond portfolio with a small asset base.

SMH High Income: The Board noted that while SMH High Income underperformed all benchmarks over the 1 -year and 10-year periods. It outperformed all benchmarks over the 3-year period. The Board observed that SMH High Income was often over- or underweight industry allocations relative to its benchmarks because of its concentrated portfolio, and therefore was not expected to closely track its benchmarks. The Board discussed that a contributing factor to the Fund’s underperformance over the 1-year period was that SMH High Income duration was longer than its benchmarks, and SMH High Income was adversely impacted by rising interest rates.

SMH Total Return: The Board recognized that SMH Total Return outperformed all benchmarks over the 1-year period. The Board observed that SMH Total Return was often over- or underweight industry allocations relative to its benchmarks because of its concentrated portfolio, and therefore was not expected to closely track its benchmarks. The Board observed that Catalyst reported that income-generating equities generally trailed the S&P 500 TR Index which accounted for SMH Total Return’s underperformance for the 3-year, 5-year and 10-year periods.

CIFC Floating Rate: The Board acknowledged that CIFC Floating Rate outperformed all its peer group and Morningstar category across all periods but underperformed the S&P LSTA US Leveraged Loan 100 Index over the 1-year, 3-year and 5-year periods. The Board acknowledged Catalyst’s explanation that CIFC Floating Rate historically

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2023

outperformed the S&P LSTA US Leveraged Loan 100 Index during normal market environments and that the underperformance could be attributed to the index’s higher allocation to the BB-rated part of the market.

Catalyst EIS: The Board commented that Catalyst EIS outperformed all benchmarks over the 3-year and since inception periods and the Bloomberg US Aggregate Bond TR Index and Bloomberg MBS Index over the 1-year period. The Board noted Catalyst’s explanation that Catalyst EIS’s limited duration exposure between November 2022 and January 2023 was a contributing factor to its underperformance of its peer group and Morningstar categories over the 1-year period.

After discussion, the Board concluded that the performance of each Catalyst Renewal Fund was acceptable.

Fees and Expenses: The Board reviewed the management fee for each Catalyst Renewal Fund, and the average fees charged by each Catalyst Renewal Fund’s peer group and Morningstar category. The Board reviewed the expense limitation agreements currently in place with respect to the Catalyst Renewal Funds and discussed that Catalyst intended to renew each of those agreements with the exception of Milburn HS, which currently did not have an expense limitation agreement in place. The Board considered the allocation of the management fee to pay each sub-advisory fee compared to the allocation of duties between Catalyst and each sub-advisor of the Catalyst Renewal Funds managed by a sub -advisor. The Board acknowledged that the fee allocation between Catalyst and each sub-advisor was the result of arm’s length negotiations and determined that the allocations were appropriate.

Catalyst SA: The Board noted that although Catalyst SA’s management fee and net expense ratio were higher than the medians and averages of its peer group and Morningstar category, they were significantly lower than the highs of each.

Warrington SP: The Board noted that Warrington SP’s management fee was tied with the high of its peer group and the Options Trading Morningstar category. The Board reviewed Warrington SP’s net expense ratio and noted that it was higher than the medians and averages of its peer group and the Morningstar category, but below the highs of each.

Catalyst Shield: The Board noted that Catalyst Shield’s management fee and net expense ratio were higher than the medians and averages of its peer group and Morningstar category, but significantly below the highs of each.

Catalyst IMS: The Board recognized that Catalyst IMS’s management fee was higher than the medians and averages of its peer group and Morningstar categories, but lower than the highs of each, and significantly lower than the high of the Systematic Trend Morningstar category. The Board discussed that Catalyst IMS’s net expense ratio was higher than the medians and averages of its peer group, Macro Trading Morningstar category and Systematic Trend Morningstar category, but was lower than the highs of each.

Millburn DCS: The Board noted that Millburn DCS’s management fee was higher than the medians and averages of its peer group, Commodities Broad Basket Morningstar category and Systematic Trend Morningstar category. The Board observed that Millburn DCS’s management fee was below the highs of its peer group and Systematic Trend Morningstar category and in line of the high of the Commodities Broad Basket Morningstar category. The Board discussed that the net expense ratio for Millburn DCS was higher than the medians and averages of its peer group and Morningstar categories, but lower than the high of its peer group and Systematic Trend Morningstar category. The Board noted that the net expense ratio was the highest of the Commodities Broad Basket Morningstar category. The Board discussed Catalyst’s explanation that neither Morningstar category provided an apt comparison to Millburn DCS and that, after waiver, Catalyst’s management fee was below the medians and averages of its peer group and Morningstar categories.

Millburn HS: The Board observed that Millburn HS’s management fee was higher than the medians and averages of its peer group and Morningstar categories but below the highs of its peer group, Multistrategy Morningstar category and Systematic Trend Morningstar category and in line with the high of the Macro Trading Morningstar category. The Board considered that Millburn HS’s net expense ratio was higher than the medians and averages of its peer group and Morningstar categories, but below the highs of each.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2023

Catalyst HE: The Board noted that Catalyst HE’s management fee and expense ratio were higher than the medians and averages of its peer group and Morningstar categories, lower than the high of its peer group and Options Trading Morningstar category, and the highest of the Derivative Income Morningstar category. The Board noted that Catalyst considered the Options Trading Morningstar category to provide a more apt comparison than the Derivative Income Morningstar category because the latter historically consisted of equity funds that utilized covered call writing to supplement income whereas Catalyst HE used a proprietary and dynamic volatility overlay strategy.

Catalyst IB: The Board reviewed Catalyst IB’s management fee and net expense ratios and noted that they were higher than the averages and medians of its peer group and the Large Growth Morningstar category, but lower than the highs of each.

Catalyst Energy: The Board observed that Catalyst Energy’s management fee was higher than the medians and averages of its peer group and Morningstar category and noted that it was tied with the high of its peer group and Morningstar category. The Board discussed that Catalyst Energy’s net expense ratio was higher than the medians and averages of its peer group and Morningstar category, but significantly below the high of its peer group and Morningstar category.

MAP Global Equity: The Board commented that MAP Global Equity’s management fee was tied with the high of its peer group and lower than the high of the Global Large-Stock Value Morningstar category. The Board discussed that MAP Global Equity’s net expense ratio was higher than the medians and averages of its peer group and Morningstar category but well below the highs of each.

MAP Global Balanced: The Board recognized that MAP Global Balanced’s management fee was tied with the high of its peer group but well below the high of its Morningstar category. The Board discussed that MAP Global Balanced’s net expense ratio was in line with the average of its peer group and well below the high of its Morningstar category.

Lyons TA: The Board discussed that the management fee for Lyons TA was higher than the averages and medians of its peer group and Morningstar category and in line with the high of its peer group and slightly lower than the high of the Tactical Allocation Morningstar category. The Board noted that the net expense ratio for Lyons TA was slightly higher than the median expense ratio of its Morningstar category but below the average and median of its peer group.

Catalyst DA: The Board observed that Catalyst DA’s management fee and net expense ratio were higher than the averages and medians of its peer group and Morningstar category, but lower than the highs of each.

Catalyst Insider: The Board reviewed Catalyst Insider’s management fee and noted that it was higher than the median and averages of its peer group and Short-Term Bond Morningstar category and High Yield Bond Morningstar category but significantly lower than the highs of each. The Board observed that Catalyst Insider’s net expense ratio was lower than the averages and medians of its peer group and significantly lower than the highs of the Morningstar categories.

SMH High Income: The Board noted that SMH High Income’s management fee and net expense ratio were higher than the averages and medians of its peer group and Morningstar category, but significantly lower than the highs of each.

SMH Total Return: The Board acknowledged that SMH Total Return’s management fee was higher than the medians and averages of its peer group and Morningstar category, but below the highs of each. The Board noted that SMH Total Return’s net expense ratio was higher than the peer group and Morningstar category medians and averages but below the highs of each.

CIFC Floating Rate: The Board noted that the management fee for CIFC Floating Rate was higher than the high of its peer group but on par with the high of its Morningstar category. The Board noted that the CIFC Floating Rate’s net expense ratio was lower than the highs of its peer group and Morningstar category. The Board considered that CIFC Floating Rate was actively managed and that its portfolio consisted of bank loans and high yield loans, and the fee was comparable to high yield funds. The Board acknowledged that CIFC Floating Rate’s net management fee, after

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2023

fee waiver, was within range of its peer group and that the expense cap for the Fund was set at a lower level than the management fee.

Catalyst EIS: The Board recognized that Catalyst EIS’s management fee was the highest of its peer group, tied with the high of the Multisector Bond Morningstar category but below the high of the Nontraditional Bond Morningstar category. The Board discussed that Catalyst EIS’s net expense ratio was on par with the median of its peer group and significantly below the highs of its Morningstar categories.

After further discussion, the Board concluded that based on the information and advisory services provided by Catalyst and the various sub-advisors, including the payment of the sub-advisory fees, the management fee for each Catalyst Renewal Fund was not unreasonable.

Profitability. The Board discussed Catalyst’s profitability from its relationship with each Catalyst Renewal Fund based on the information that Catalyst provided, including soft dollar benefits, the payment of the sub-advisory fees and the reimbursement received by Catalyst from certain of the Catalyst Renewal Funds for distribution expenses pursuant to the Trust’s Rule 12b-1 plans. The Board noted that Catalyst was operating at a loss with respect to Catalyst IB, Catalyst SA, MAP Global Balanced and Catalyst IMS and therefore concluded that excessive profitability with respect to those Funds was not an issue at this time.

The Board acknowledged that, for all of the other Catalyst Renewal Funds without sub-advisors, profits were used to compensate the owner personnel of Catalyst that provided management services to certain Catalyst Renewal Funds. The Board recognized that Catalyst’s aggregate profits would be reduced if those payments were taken into account.

The Board discussed that Catalyst earned a marginal profit from its Catalyst Agreement with the Trust for Catalyst HE, Catalyst IB, MAP Global Balanced and SMH High Income. The Board observed that Catalyst earned a reasonable profit from managing Catalyst Insider, Millburn HS, Millburn DCS, MAP Global Equity, SMH Total Return, Catalyst DA, Lyons TA, Catalyst EIS, Catalyst Shield, CIFC Floating Rate and Catalyst Energy. The Board discussed that Catalyst’s profit margins for each of these Catalyst Renewal Funds were well-within the industry norms for strategies similar to the particular Catalyst Renewal Fund. The Board determined Catalyst’s profitability for each Catalyst Renewal Fund was not excessive.

Economies of Scale. The Board noted that the Catalyst Agreement did not contain breakpoints reducing the fee rate on assets above specified levels, but that shareholders of most Catalyst Renewal Funds had benefitted from the respective Catalyst Renewal Fund’s expense limitation. The Board agreed that breakpoints may be an appropriate way for Catalyst to share economies of scale with a Catalyst Renewal Fund and its shareholders if the Catalyst Renewal Fund experienced significant growth in assets. The Board acknowledged Catalyst’s explanation that breakpoints were not currently appropriate due to significant risks inherent in management of the Catalyst Renewal Funds arising from daily liquidity, operational complexity and heightened regulatory demands. The Board noted that no Catalyst Renewal Fund had reached such levels where profits were excessive and agreed to revisit the issue of breakpoints at the Catalyst Agreement’s next renewal.

Conclusion. Having requested and received such information from Catalyst as the Board believed to be reasonably necessary to evaluate the terms of the Catalyst Agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the Catalyst Agreement was in the best interests of each Catalyst Renewal Fund and its respective shareholders.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2023

Consideration and Renewal of Sub-Advisory Agreement between Catalyst Capital Advisors, LLC and Wynkoop LLC with respect to Catalyst Enhanced Income Strategy Fund

In connection with a meeting held on May 9, 10, and 22, 2023, the Board of Trustees (the “Board”) of Mutual Fund Series Trust, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “Wynkoop Agreement”) between Catalyst Capital Advisors, LLC (“Catalyst”) and Wynkoop LLC (“Wynkoop”) with respect to Catalyst Enhanced Income Strategy Fund (“Catalyst EIS”).

The Board examined Wynkoop’s responses to a series of questions regarding, among other things, its sub-advisory services provided to Catalyst EIS, comparative fee and expense information, and profitability from sub-advising Catalyst EIS. The Board was assisted by legal counsel throughout the review process and relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Wynkoop Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to renewal of the Wynkoop Agreement.

Nature, Extent, and Quality of Services. The Board noted no changes in the key personnel that serviced Catalyst EIS. The Board discussed that Wynkoop reviewed and utilized Street research but made investment decisions based on its understanding of prevailing market conditions and the availability of investments as informed by its research. The Board remarked that Wynkoop monitored trading activity daily and reviewed credit and investment limitations on an ongoing basis. The Board commented that Wynkoop reviewed its pre-trade checklist quarterly and maintained a compliance calendar which included employee acknowledgement of compliance policies and procedures. The Board observed that Wynkoop reviewed the financial conditions of its broker-dealers annually and placed trades with only the Financial Industry Regulatory Authority compliant broker-dealers. The Board discussed that Wynkoop implemented an enhanced cybersecurity and information technology plan with the support of expertise from external firms, which included updated hardware, software and new security measures. The Board observed that there had been no material litigation, administrative actions or cybersecurity incidents since the most recent renewal of the Wynkoop Agreement. The Board concluded that the services provided by Wynkoop were satisfactory and in line with its expectations.

Performance. The Board commented that Catalyst EIS outperformed all its benchmarks over the 3-year and since inception periods and the Bloomberg US Aggregate Bond TR Index and Bloomberg MBS Index over the 1-year period. The Board noted the advisor’s explanation that Catalyst EIS’s limited duration exposure between November 2022 and January 2023 was a contributing factor to its underperformance of its peer group and Morningstar categories over the 1-year period.

Fees and Expenses. The Board noted that the advisor charged an advisory fee of 1.50% for Catalyst EIS and that 50% of the net advisory fee was paid by the advisor to Wynkoop. The Board observed that Wynkoop’s sub-advisory fee for Catalyst EIS was lower than the fee Wynkoop charged to other accounts with similar strategies. The Board discussed the allocation of fees between the advisor and Wynkoop relative to their respective duties and other factors and agreed the allocation for Catalyst EIS was appropriate. The Board concluded that the sub-advisory fee received by Wynkoop for Catalyst EIS was not unreasonable.

Profitability. The Board reviewed the profitability analysis provided by Wynkoop, noting that Wynkoop was earning a reasonable profit from sub-advising Catalyst EIS and that such profits were used primarily to compensate owner personnel that provided services to Catalyst EIS. The Board concluded that the excessive profitability of Wynkoop was not an issue for Wynkoop at this time.

Economies of Scale. The Board considered whether it was likely that Wynkoop would realize economies of scale with respect to the sub-advisory services provided to Catalyst EIS. The Board agreed that this was primarily an advisor level

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2023

issue and should be considered with respect to the overall management agreement, taking into consideration the impact of the sub-advisory expense. The Board concluded that, based on the current size of Catalyst EIS and the nature of the portfolio positions, it was unlikely that Wynkoop was benefitting from any material economies of scale.

Conclusion. Having requested and received such information from Wynkoop as the Board believed to be reasonably necessary to evaluate the terms of the Wynkoop Agreement, and as assisted by the advice and guidance of counsel, the Board concluded that renewal of the Wynkoop Agreement was in the best interests of Catalyst EIS and its shareholders.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2023

Consideration and Renewal of Sub-Advisory Agreement between Catalyst Capital Advisors, LLC and Managed Asset Portfolios, LLC, with respect to Catalyst/MAP Global Equity Fund and Catalyst/MAP Global Balanced Fund

In connection with a meeting held on May 9, 10, and 22, 2023, the Board of Trustees (the “Board”) of Mutual Fund Series Trust, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “MAP Agreement”) between Catalyst Capital Advisors, LLC (“Catalyst”) and Managed Asset Portfolios, LLC (“MAP”) with respect to Catalyst/MAP Global Equity Fund (“MAP Global Equity”) and Catalyst/MAP Global Balanced Fund (“MAP Global Balanced”) (collectively, the “MAP Funds”).

The Board examined MAP’s responses to a series of questions regarding, among other things, its sub-advisory services provided to the MAP Funds, comparative fee and expense information, and profitability from sub-advising the MAP Funds. The Board was assisted by legal counsel throughout the review process and relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the MAP Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to renewal of the MAP Agreement.

Nature, Extent and Quality of Services. The Board discussed the experience of MAP’s investment team and recognized that there had been no changes to the key personnel serving the MAP Funds. The Board noted the services provided by MAP and the resources and analysis it utilized to generate investment ideas and monitor portfolio holdings. The Board acknowledged MAP’s efforts to execute strategies with a margin of safety and the value of the investment team’s judgment and experience. The Board commented on MAP’s collaborative approach and commitment to cybersecurity, including establishing a committee to regularly discuss cybersecurity, technology and network administration, and working with a third -party to continuously enhance its cybersecurity program. The Board noted MAP selected its broker-dealers on the basis of best execution and reviewed its best execution tests quarterly. The Board concluded that MAP could be expected to continue providing high quality services to the MAP Funds.

Performance. The Board reviewed the performance of each MAP Fund relative to its benchmarks.

MAP Global Equity: The Board commented that MAP Global Equity outperformed the MSCI ACWI Index for the 1-year period but trailed all other benchmarks. The Board acknowledged the advisor’s explanation that, because of MAP Global Equity’s concentrated portfolio, MAP Global Equity was often over- or under-weight industry allocations relative to its peer group, Morningstar category and benchmark over certain time periods. The Board discussed that the COVID-19 pandemic and value-oriented holdings of the MAP Global Equity had a negative impact on MAP Global Equity’s performance. The Board noted that MAP Global Equity’s underperformance was not material relative to its primary benchmark.

MAP Global Balanced: The Board recognized that MAP Global Balanced outperformed its peer group, Morningstar category and MSCI ACWI Index over the 1-year period. The Board acknowledged MAP Global Balanced underperformed the blended benchmarks for the 1-year period due to the Fund’s equity exposure relative to the blended benchmarks.

After discussion, the Board concluded that the performance of each MAP Fund was acceptable.

Fees and Expenses: The Board noted that the advisor charged a management fee of 1.00% for each MAP Fund and that 50% of each MAP Fund’s net management fee (after certain expenses) was paid to MAP by the advisor. The Board acknowledged that MAP’s sub-advisory fee for each MAP Fund was equal to or lower than the fees MAP charged to its other client accounts with similar strategies. The Board discussed the allocation of fees between the advisor and MAP relative to their respective duties and other factors and agreed the allocation for each MAP Fund was appropriate. The Board concluded that the sub-advisory fee received by MAP for each MAP Fund was not unreasonable.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2023

Profitability: The Board discussed MAP’s profitability in connection with each MAP Fund. The Board commented that MAP was earning a reasonable profit from its relationship with MAP Global Equity while operating MAP Global Balanced at a loss. The Board noted that no profits were used to compensate portfolio managers or owner personnel, rather profits were used to contribute to the overall revenue of MAP, which was used to support MAP’s operations. The Board concluded that MAP’s profitability from either MAP Fund was not excessive.

Economies of Scale: The Board considered whether MAP had realized economies of scale with respect to the sub-advisory services provided to each MAP Fund. The Board agreed that this was primarily an advisor-level issue and should be considered with respect to the overall management agreement taking into consideration the impact of the sub-advisory expense. The Board concluded that, based on the current size of each MAP Fund, it was unlikely that MAP was benefitting from any material economies of scale.

Conclusion: Having requested and received such information from MAP as the Board believed to be reasonably necessary to evaluate the terms of the MAP Agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the MAP Agreement was in the best interests of each MAP Fund and its respective shareholders.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2023

Consideration and Renewal of Sub-Advisory Agreement between Catalyst Capital Advisors, LLC and CIFC Investment Management, LLC with respect to the Catalyst/CIFC Floating Rate Income Fund

In connection with a meeting held on May 9, 10 and 22, 2023, the Board of Trustees (the “Board”) of Mutual Fund Series Trust, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “CIFC Agreement”) between Catalyst Capital Advisors, LLC (“Catalyst”) and CIFC Investment Management, LLC (“CIFC”) with respect to the Catalyst/CIFC Floating Rate Income Fund (“CIFC Floating Rate”).

The Board examined CIFC’s responses to a series of questions regarding, among other things, its sub-advisory services provided to CIFC Floating Rate, comparative fee and expense information, and profitability from sub-advising CIFC Floating Rate. The Board was assisted by legal counsel throughout the review process and relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the CIFC Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to renewal of the CIFC Agreement.

Nature, Extent and Quality of Services: The Board commented that a new chief compliance officer with sixteen years of experience in regulatory compliance joined CIFC in August 2022. The Board discussed the investment advisory services provided by CIFC to CIFC Floating Rate, including investment research and portfolio management and trading. The Board noted CIFC’s fundamentals-based credit evaluation and its policies and procedures to ensure that it placed client transactions with appropriate care and diligence. The Board commented that CIFC did not report any cybersecurity breaches or material litigation. The Board commented that CIFC had an ongoing information security program and a partnership with an external security operations center in addition to its own safeguards and controls. After further discussion, the Board concluded that the nature, extent and quality of services provided by CIFC to CIFC Floating Rate was adequate.

Performance. The Board acknowledged that CIFC Floating Rate outperformed all its peer group and Morningstar category across all periods but underperformed the S&P LSTA US Leveraged Loan 100 Index over the 1-year, 3-year and 5-year periods. The Board acknowledged Catalyst’s explanation that CIFC Floating Rate historically outperformed the S&P LSTA US Leveraged Loan 100 Index during normal market environments and that the underperformance could be attributed to the index’s higher allocation to the BB-rated part of the market.

Fees and Expenses. The Board noted that the advisor charged a management fee of 1.00% for CIFC Floating Rate and that 50% of CIFC Floating Rate’s net management fee (after certain expenses) was paid by the advisor to CIFC. The Board recognized that CIFC’s sub-advisory fee (a maximum of 0.50%) for CIFC Floating Rate was comparable to the fee CIFC charged to its other clients. The Board discussed the allocation of fees between the advisor and CIFC relative to their respective duties and other factors and agreed the allocation for CIFC Floating Rate was appropriate. The Board concluded that the sub-advisory fee received by CIFC for managing CIFC Floating Rate was not unreasonable.

Profitability. The Board observed that CIFC provided revenue and expense information that indicated CIFC managed CIFC Floating Rate at a reasonable profit. The Board commented that the expenses were a product of CIFC’s percentage of the portfolio manager’s total AUM and overall, AUM allocation on research. The Board determined that excessive profitability was not an issue for CIFC.

Economies of Scale. The Board considered whether CIFC had realized economies of scale with respect to the sub-advisory services provided to CIFC Floating Rate. The Board agreed that this was primarily an advisor-level issue and should be considered with respect to the overall management agreement taking into consideration the impact of the sub-advisory expense. The Board concluded that, based on the current size of CIFC Floating Rate, it was unlikely that CIFC was benefiting from any economies of scale that warranted a change in the total management fee or the sub-advisory fee.

Conclusion. Having requested and received such information from CIFC as the Board believed to be reasonably necessary to evaluate the terms of the CIFC Agreement between the advisor and CIFC, and as assisted by the advice of counsel, the Board concluded that renewal of the CIFC Agreement was in the best interests of CIFC Floating Rate and its shareholders.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2023

Consideration and Renewal of Sub-Advisory Agreement between Catalyst Capital Advisors, LLC and SMH Capital Advisors, Inc. with respect to Catalyst/SMH High Income Fund and Catalyst/SMH Total Return Income Fund

In connection with a meeting held on May 9, 10, and 22, 2023, the Board of Trustees (the “Board”) of Mutual Fund Series Trust, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “SMHCA Agreement”) between Catalyst Capital Advisors, LLC (“Catalyst”) and SMH Capital Advisors, Inc. (“SMHCA”) with respect to Catalyst/SMH High Income Fund (“SMH High Income”) and Catalyst/SMH Total Return Fund (“SMH Total Return Fund”) (collectively, the “SMH Funds”).

The Board examined SMHCA’s responses to a series of questions regarding, among other things, its sub-advisory services provided to the SMH Funds, comparative fee and expense information, and profitability from sub-advising the SMH Funds. The Board was assisted by legal counsel throughout the review process and relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the SMHCA Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to renewal of the SMHCA Agreement.

Nature, Extent and Quality of Services. The Board considered the experience and consistency of SMHCA’s key personnel. The Board reviewed the investment advisory services provided by SMHCA, which included security research and analysis, portfolio management and review of security prices. The Board discussed SMHCA’s decision-making process and the role of its investment committee. The Board took note of SMHCA’s investment and risk mitigation process. The Board commented on SMHCA’s compliance procedures and remarked that each SMH Fund’s portfolio holdings were continuously reviewed by the investment committee or an internal audit review team and that SMHCA used trading and portfolio management software to ensure each SMH Fund remained within its investment limitations. The Board noted that SMHCA used the trace reporting function of Bloomberg LP to ensure overall best execution with respect to the selection of broker-dealers. The Board noted that SMCHA reported no litigation, compliance issues or cybersecurity incidents since the most recent renewal of the SMHCA Agreement. The Board concluded that SMHCA had the ability to continue providing high quality service to each SMH Fund.

Performance. The Board reviewed the performance of each SMH Fund relative to its benchmarks and concluded that the performance of each SMH Fund was acceptable.

SMH High Income: The Board noted that while SMH High Income underperformed all benchmarks over the 1 -year and 10-year periods, it outperformed all benchmarks over the 3-year period. The Board observed that SMH High Income was often over- or underweight industry allocations relative to its benchmarks because of its concentrated portfolio, and therefore was not expected to closely track its benchmarks. The Board discussed that a contributing factor to the Fund’s underperformance over the 1-year period was that SMH High Income duration was longer than its benchmarks, and SMH High Income was adversely impacted by rising interest rates.

SMH Total Return: The Board recognized that SMH Total Return outperformed all benchmarks over the 1-year period. The Board observed that SMH Total Return was often over- or underweight industry allocations relative to its benchmarks because of its concentrated portfolio, and therefore was not expected to closely track its benchmarks. The Board observed that the advisor reported that income-generating equities generally trailed the S&P 500 TR Index which accounted for SMH Total Return’s underperformance for the 3-year, 5-year and 10-year periods.

Fees and Expenses. The Board noted that the advisor charged a management fee of 1.00% for each SMH Fund and that 50% of each SMH Fund’s net management fee (after certain expenses) was paid by the advisor to SMHCA. The Board recognized that SMHCA’s sub-advisory fee for each SMH Fund was comparable to, or lower than, the fees SMHCA charged, or would have charged, to its other clients. The Board discussed the allocation of fees between the advisor and SMHCA relative to their respective duties and other factors and agreed the allocation for each SMH Fund was appropriate. The Board concluded that the sub-advisory fee received by SMHCA for each SMH Fund was not unreasonable.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2023

Profitability. The Board commented that SMHCA earned a reasonable profit from sub-advising each of the SMH Funds. The Board commented that SMHCA’s direct and indirect expenses were calculated based on a ratio of the firm’s total advisory revenues versus total operational expenses. The Board concluded that SMHCA’s profitability from either SMH Fund was not excessive.

Economies of Scale. The Board considered whether SMHCA had realized economies of scale with respect to the sub-advisory services provided to each SMH Fund. The Board agreed that this was primarily an advisor-level issue and should be considered with respect to the overall management agreement taking into consideration the impact of the sub-advisory expense. The Board concluded that, based on the current size of each SMH Fund, it was unlikely that SMHCA was benefitting from any meaningful economies of scale.

Conclusion. Having requested and received such information from SMHCA as the Board believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the SMHCA Agreement was in the best interests of each SMH Fund and its respective shareholders.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2023

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in the Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1967	Lead Trustee, Chairman of the Audit Committee and Nominating Committee	Since 6/2006	Manager of Genovese Family Enterprises LLC & affiliates, the Genovese family office, since 1999; Managing Member of Bear Properties, LLC, a real estate management firm, since 2006; Managing Member of PTL Real Estate LLC, from 2000 until 2019.	53	Trustee of Variable Insurance Trust since 2010; Chairman of the Board of Mutual Fund and Variable Insurance Trust since 2016; Chairman of the Board of Strategy Shares since 2016; Trustee of IDX Funds Trust since 2016; Chairman of the Board of AlphaCentric Prime Meridian Income Fund since 2018

Tiberiu Weisz c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1949	Trustee, Chairman of the Risk and Compliance Committee	Since 6/2006	Attorney since 1982.	36	Trustee of Variable Insurance Trust since 2010

Stephen P. Lachenauer c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1967	Trustee	Since 4/2022	Attorney, private practice since 2010.	53	Trustee and Chair of the Audit and Risk and Compliance Committees since 2016, and Chair of the Investment Committee since November 2020, Mutual Fund and Variable Insurance Trust; Trustee and Chair of the Audit and Risk and Compliance Committees since 2016, and Chair of the Investment Committee since November 2020, Strategy Shares; Chairman of the Board, TCG Financial Series Trusts I-X since 2015; Trustee and Chair of the Audit and Risk and Compliance Committees since 2018, and Chair of the Investment Committee since November 2020, AlphaCentric Prime Meridian Income Fund.

CATALYST FUNDS

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

June 30, 2023

Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Szilagyi 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1962	Chairman of the Board	Trustee since 7/2006; President 2/2012- 3/2022	President of the Trust, 2/2012- 3/2022; President, Rational Advisors, Inc., 1/2016 - present; Chief Executive Officer, Catalyst Capital Advisors LLC, 1/2006- present; Member, AlphaCentric Advisors LLC, 2/2014 to Present; Managing Member, MFund Distributors LLC, 10/2012- present; Managing Member, MFund Services LLC, 1/2012 – Present; CEO, Catalyst International Advisors LLC, 11/2019 to present; CEO, Insights Media LLC, 11/2019 to present; CEO, MFund Management LLC, 11/2019 to present.	36	Variable Insurance Trust since 2010

Michael Schoonover 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1983	President	Since 3/2022	Vice President of the Trust, 2018—2022; Chief Operating Officer, Catalyst Capital Advisors LLC and Rational Advisors, Inc., 6/2017 to present; Portfolio Manager, Catalyst Capital Advisors LLC 12/2013 to 5/2021; Portfolio Manager, Rational Advisors, Inc. 1/2016 to 5/2018; President, MFund Distributors LLC, 1/2020 to present; COO, Catalyst International Advisors LLC, 11/2019 to present; COO, Insights Media LLC, 11/2019 to present; COO, MFund Management LLC, 11/2019 to present; COO, AlphaCentric Advisors LLC, since 1/2021.	N/A	N/A

Alex Merino 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1985	Vice President	Since 3/2022	Investment Operations Manager, MFund Management LLC, 1/2022 to present; Investment Operations Analyst, MFund Management LLC, 9/2020 to 12/2021; Tax Senior Associate, PwC Asset & Wealth Management NY Metro, 7/2016-6/2019.	N/A	N/A

Erik Naviloff 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Ultimus Fund Solutions, LLC, since 2011.	N/A	N/A

Brian Curley 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President – Fund Administration, Ultimus Fund Solutions, LLC since 1/2015.	N/A	N/A

Sam Singh 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President – Fund Administration, Ultimus Fund Solutions, LLC since 1/2015.	N/A	N/A

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director of Compliance Services, MFund Services LLC since 5/2015.	N/A	N/A

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, since 2012.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares, and AlphaCentric Prime Meridian Income Fund, each a registered investment company.

***	The Trustee who is an “interested person” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

The Fund’s SAI includes additional information about the Trustees and is available, free of charge, by calling toll-free 1-866-447-4228.

CATALYST FUNDS
INFORMATION ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below illustrates an investment of $1,000 invested at the beginning of the period (01/01/23) and held for the entire period through 6/30/2023.

Actual Expenses

The “Actual” columns of the table below provides information about actual account values and actual expenses. You may use the information in these sections, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns of the table provides information about the hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Funds’ prospectus.

					Hypothetical
			Actual		(5% return before expenses)
		Beginning
	Fund’s Annualized	Account Value	Ending Account	Expenses Paid	Ending Account	Expenses Paid
	Expense Ratio *	01/01/23	Value 6/30/23	During Period **	Value 6/30/23	During Period **

Catalyst Insider Income Fund - Class A	1.00%	$1,000.00	$1,045.20	$5.07	$1,019.84	$5.01
Catalyst Insider Income Fund - Class C	1.75%	1,000.00	1,041.40	8.86	1,016.12	8.75
Catalyst Insider Income Fund - Class I	0.75%	1,000.00	1,046.40	3.81	1,021.08	3.76
Catalyst Enhanced Income Strategy Fund - Class A	1.75%	1,000.00	989.70	8.63	1,016.12	8.75
Catalyst Enhanced Income Strategy Fund - Class C	2.50%	1,000.00	986.00	12.31	1,012.40	12.47
Catalyst Enhanced Income Strategy Fund - Class I	1.50%	1,000.00	990.90	7.40	1,017.36	7.50
Catalyst/MAP Global Balanced Fund - Class A	1.22%	1,000.00	1,031.80	6.15	1,018.74	6.11
Catalyst/MAP Global Balanced Fund - Class C	1.97%	1,000.00	1,027.70	9.90	1,015.03	9.84
Catalyst/MAP Global Balanced Fund - Class I	0.97%	1,000.00	1,032.90	4.89	1,019.98	4.86
Catalyst/CIFC Floating Rate Income Fund - Class A	1.15%	1,000.00	1,061.40	5.88	1,019.09	5.76
Catalyst/CIFC Floating Rate Income Fund - Class C	1.90%	1,000.00	1,057.50	9.69	1,015.37	9.49
Catalyst/CIFC Floating Rate Income Fund - Class I	0.90%	1,000.00	1,062.70	4.60	1,020.33	4.51
Catalyst/CIFC Floating Rate Income Fund - Class C-1	1.90%	1,000.00	1,058.10	9.70	1,015.37	9.49
Catalyst/SMH High Income Fund - Class A	1.48%	1,000.00	1,057.60	7.55	1,017.46	7.40
Catalyst/SMH High Income Fund - Class C	2.23%	1,000.00	1,053.50	11.35	1,013.74	11.13
Catalyst/SMH High Income Fund - Class I	1.23%	1,000.00	1,058.90	6.28	1,018.70	6.16
Catalyst/SMH Total Return Income Fund - Class A	1.58%	1,000.00	1,043.50	8.01	1,016.96	7.90
Catalyst/SMH Total Return Income Fund - Class C	2.33%	1,000.00	1,039.70	11.78	1,013.24	11.63
Catalyst/SMH Total Return Income Fund - Class I	1.33%	1,000.00	1,044.90	6.74	1,018.20	6.66

*	Annualized expense ratio does not include interest expenses or dividend expenses.

**	Expenses are equal to the Funds’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

For more information on Fund expenses, please refer to the Funds’ prospectus, which can be obtained from your investment representative or by calling 1-866-447-4228. Please read it carefully before you invest or send money.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. August 2021

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you:

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust doesn’t jointly market.

QUESTIONS? CALL	Alpha Centric	844-223-8637
	Catalyst	866-447-4228
	Day Hagan	877-329-4246
	Empiric	888-839-7424
	Eventide	877-771-3836
	JAG	855-552-4596

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MUTUAL FUND SERIES TRUST
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

MANAGER
Catalyst Capital Advisors, LLC
53 Palmeras Street, Suite 601
San Juan, PR 00901

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

TRANSFER AGENT
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1835 Market Street
Suite 310
Philadelphia, PA

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
U.S. Bank
1555 N. Rivercenter Drive.
Suite 302
Milwaukee, WI 53212

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreements, Services Agreements and Distribution and/or Service (12b-1) Plans, tax aspects of the Funds and the calculations of the net asset values of shares of the Funds.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Forms N-PORT are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-PORT may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-447-4228; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-447-4228; and on the Commission’s website at http://www.sec.gov.

CatalystIncome-AR23

ITEM 2. CODE OF ETHICS.

(a)       The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)       N/A

(c)       During the period covered by this report, there were no amendments to any provision of the code of ethics.

(d)       During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the Registrant believes that the experience provided by each member of the audit committee together offer the Registrant adequate oversight for the Registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2023	2022
Catalyst Insider Income	13,000	13,000
Catalyst/MAP Global Balanced Fund	13,500	13,500
Catalyst/CIFC Floating Rate Income Fund	13,000	13,000
Catalyst/SMH High Income Fund	13,000	13,000
Catalyst/SMH Total Return Income Fund	13,000	13,000
Catalyst Enhanced Income Strategy Fund	15,000	15,000

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2023	2022
Catalyst Insider Income	2,500	2,000
Catalyst/MAP Global Balanced Fund	2,500	2,000
Catalyst/CIFC Floating Rate Income Fund	2,500	2,000
Catalyst/SMH High Income Fund	2,500	2,000
Catalyst/SMH Total Return Income Fund	2,500	2,000
Catalyst Interest Rate Opportunity Fund	2,500	2,000
Catalyst Enhanced Income Strategy Fund	2,500	2,000

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the Registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended June 30, 2023, and 2022 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the Registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the Registrant's principal accountant for services rendered to the Registrant for the fiscal years ended June 30, 2023 and 2022, respectively, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the Registrant's principal accountant for the Registrant's adviser.
(h)	Not Applicable
(I)	Not Applicable.
(J)	Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR,, the Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-ENDED MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 13(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(a)(4) Disclosure regarding change in registrant’s independent registered public accountant is attached hereto.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 13(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Michael Schoonover	/s/ Michael Schoonover __________
President
Date: September 06, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By Michael Schoonover	/s/ Michael Schoonover __________
President

Date: September 06, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Treasurer
Date: September 06, 2023